As filed with the U.S. Securities and Exchange Commission on April 29, 2026
1933 Act Registration No. 333-232463
1940 Act Registration No. 811-04602

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 7	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 54	☒

Thrivent Variable Insurance Account B
(Exact Name of Registrant)
Thrivent Financial for Lutherans
(Name of Depositor)
600 Portland Avenue South, Suite 100
Minneapolis, Minnesota 55415
(Address of Principal Executive Offices)
Depositor’s Telephone Number, including Area Code: 612-844-5499
Thomas P. Trier, JD
Director, Senior Counsel
Thrivent Financial for Lutherans
600 Portland Avenue South, Suite 100
Minneapolis, Minnesota 55415
(Name and Address of Agent for Service)
It is proposed that this filing will become effective:
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2026, pursuant to paragraph (b) (1) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Thrivent Flexible Premium Variable Life Insurance

Thrivent Variable Insurance Account B
Statutory Prospectus April 30, 2026
This prospectus describes key features of a flexible premium individual variable adjustable life insurance contract (the “Contract”) previously offered by Thrivent Life Insurance Company, formerly LBVIP, between 1987 and 2003.  Thrivent Financial for Lutherans ("Thrivent") replaced Thrivent Life Insurance Company as the issuer on July 1, 2019. The Contract is a long-term investment designed to provide significant life insurance benefits. Even though we no longer issue new Contracts on this form as described in this prospectus, the Contract Owner (“you”) may continue to allocate Net Premiums among investment alternatives with different investment objectives and make changes including increases in coverage pursuant to the terms of the Contract.
Additional general information about certain investment products, including variable life insurance contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved this Contract or passed upon the adequacy of this statutory prospectus. Any representation to the contrary is a criminal offense.

Key Information
Important Information You Should Consider About the Contract.
FEES AND EXPENSES				Location in Statutory Prospectus
Charges for Early Withdrawals
A Decrease Charge (early withdrawal charge) consisting of the Contingent
Deferred Sales Charge (CDSC) and the Deferred Administrative Charge may
be assessed upon surrender, lapse or any decrease in the Face Amount. The
Decrease Charge will vary depending on the number of years since the last increase in Face Amount . The maximum amount of Deferred Administrative
Charge that may be charged is $17.90 ($8.33 for VUL 1 Contracts) per $1,000 of decrease in Face Amount. For example, if you make an early withdrawal, you could pay a Decrease Charge of up to $1,790 ($833 for VUL 1 Contracts)
on a $100,000 decrease. The maximum Contingent Deferred Sales Charge is
25% of CDSC Premium.
				Charges Fee Table
Transaction Charges
In addition to Decrease Charges (early withdrawal charges), you also may be charged for other transactions such as when you pay a premium, transfer accumulated value between investment options, make more than one partial surrender in a Contract Year or exercise your Accelerated Death Benefit Rider.
A percent of premium charge of 3% is deducted upon receipt of most premiums.
A partial surrender charge applies upon each partial surrender. The maximum amount deducted is $25 per partial surrender.
A transfer charge applies (on VUL 1 Contracts only) to each transfer in excess of the first two transfers made in a Contract Year. The maximum amount deducted is $20 per transfer.
You may add an Accelerated Death Benefit Rider to your Contract at any time without cost. The rider allows you to receive the present value of the Death
Benefit tax free if eligibility requirements are met, including doctor certification that the Insured is terminally ill. An Accelerated Death Benefit Rider charge will be deducted upon the exercise of the benefit. The maximum amount deducted is $150. The charge may vary by state.
A premium processing charge of up to $1.00 for each automatic payment and up to $2.00 for other types of payments may apply.
				Charges Fee Table
Ongoing Fees and Expenses (annual charges)
In addition to Decrease Charges (early withdrawal charges) and transaction charges, investment in the Contract is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Contract, mortality and expense risk charges, monthly administrative charges, basic monthly charges, interest on any Debt, and the cost of optional benefits available under the Contract. Some of these fees and expenses are set based on characteristics of the Insured (e.g. age, sex (in most states), and rating classification). See the specifications page of your Contract for rates applicable to your Contract.
Investors will also bear expenses associated with Portfolios that correspond to
Subaccounts available under the Contract , as shown in the following table:
				Charges Appendix Fee Table
	Annual Fee	Minimum	Maximum
	Annual Portfolio Expenses (deducted from Portfolio assets)	0.22%	1.52%

RISKS	Location in Statutory Prospectus
Risk of Loss
You can lose money by investing in this Contract, including loss of your premiums (principal), and your Contract can lapse without value.
Additionally, Debt will reduce your Accumulated Value and Surrender Value,
Death Proceeds and the amount of premiums considered to meet the Death
Benefit Guarantee Premium requirement. If you surrender the Contract or allow it to lapse while a contract loan is outstanding, the amount of Debt, to the extent it has not previously been taxed, will be considered part of the amount you receive and taxed accordingly. Loans may have tax consequences.
Principal Risks of Investing in the Contract
Not a Short-Term Investment
This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The primary purpose of this
Contract is to provide a Death Benefit in the event of the Insured’s death.
Surrender charges, expenses, and tax consequences generally make the
Contract unsuitable as a short-term investment.
Principal Risks of Investing in the Contract
Risk Associated with Investment Options
An investment in this Contract is subject to the risk of poor investment performance of the investment options you choose.
Each investment option has its own unique risks.
We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio and fees and charges under the
Contract. You could lose some or all of your money.
You should review the available Portfolio s’ prospectuses before making an investment decision.
Principal Risks of Investing in the Contract
Insurance Company Risks
An investment in the Contract is subject to risks related to Thrivent, including that any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability and financial strength of Thrivent. More information about Thrivent, including its financial strength ratings, is available upon request by calling 1-800-847-4836.
Principal Risks of Investing in the Contract
Contract Lapse
Your Contract will lapse (that is, terminate without value) if: (1) your Monthly
Deductions are greater than your Cash Surrender Value; (2) Contract Debt exceeds the Accumulated Value less any Decrease Charge and the Death
Benefit Guarantee is not in effect; and (3) payment sufficient to cover the next two Monthly Deductions is not received within 61 days (in most states) of notification of the accumulated value deficiency. No Death Benefit will be paid if the Contract is lapsed. Payment will be required to reinstate the Contract.
We will reinstate a Contract only if our requirements for reinstatement are satisfied, which may include requiring new proof of insurability of the Insured person.
Lapse and Reinstatement

RESTRICTIONS	Location in Statutory Prospectus
Investments
We place limits on frequent trading.
There is a $20 charge (to VUL 1 Contracts only) for each transfer when you transfer money between investment options in excess of 2 times a year.
Thrivent reserves the right to remove or substitute Portfolio companies as investment options that are available under the Contract.
We will also have the right to limit or refund a premium payment or make distributions from the Contract as necessary to continue to qualify the Contract as life insurance under federal tax law or to avoid the classification of your
Contract as a “modified endowment contract” (MEC).
Frequent Trading Among Subaccounts and Other Transactions Addition, Deletion, Combination or Substitution of Investments Premium Limits Taxes
Optional Benefits
Optional benefits may be subject to age and underwriting requirements. We generally deduct any monthly costs for these Additional Benefits from the
Accumulated Value as part of the Monthly Deduction. Optional benefits may not be available for all ages or underwriting classes, may not be available after original issue of the Contract and may terminate at certain ages. We may stop offering an optional benefit at any time prior to the time you elect to add it to your Contract.
Other Benefits Available Under the Contract
TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
Distributions from your Contract, if taxable, will be taxed at ordinary income tax rates.
Depending on the total amount of premiums you pay and the frequency of such payments, the Contract may be treated as a MEC.
Distributions including loans and loan interest will be taxed on an “income first”
basis and may be subject to a penalty tax if taken before you are age 59  1∕2 if your Contract is a MEC.
The transfer of the Contract or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the impositions of gift, estate, and generation skipping transfer taxes.
Taxes
CONFLICTS OF INTEREST	Location in Statutory Prospectus
Investment Professional Compensation
We no longer issue this Contract to new owners. Your financial advisor or professional may receive compensation which may consist of commissions, bonuses, asset-based compensation, and promotional incentives. This conflict of interest may influence your financial advisor or professional to recommend continued or larger future investments into this Contract, or another contract issued by Thrivent, over another investment.
Distribution of the Contract
Exchanges
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Distribution of the Contract

Overview of the Contract
This summary describes the Contract’s important benefits. The sections in the prospectus following this summary discuss the Contract’s benefits, risks and other provisions in more detail. Please refer to the Special Terms section at the end of this prospectus for definitions of words and phrases used herein.
From February 1987 to May 1997, we issued our first flexible premium variable contracts (“VUL 1 Contracts”). Beginning on approximately May 1, 1997, we discontinued selling the VUL 1 and began selling a somewhat different version of the Contract. When appropriate, this prospectus describes the differences in the Contracts.
Purpose
The Contract is a flexible premium variable adjustable life insurance contract and is a long-term investment, not appropriate for a customer with near term liquidity needs. The primary purpose of the Contract is to provide a death benefit to beneficiaries upon the death of the Insured. Secondarily, the Accumulated Value in the Contract may provide a source of supplemental funds in the future.
Flexibility
The Contract allows you, subject to certain limitations, to make premium payments in any amount until the Insured’s Attained Age 100 (or 96 for VUL 1 Contracts) and at any frequency. As long as the Contract remains in force, it will provide for
♦
life insurance coverage on the named Insured;
♦
an Accumulated Value;
♦
surrender rights and Contract loan privileges; and
♦
a variety of additional insurance benefits.
The Contract provides protection against economic loss when the Insured dies and is not primarily an investment. As of the Monthly Anniversary at Attained Age 100, no additional Monthly Deductions will be made from the Contract (not applicable to VUL 1).
The Contract is called “flexible premium” because, unlike many other insurance contracts, there is no fixed schedule for premium payments. The Contract is called “variable” because, unlike a conventional fixed-benefit whole life insurance contract, the Death Benefit under the Contract may, and the Accumulated Value and the Cash Surrender Value will, increase or decrease to reflect the investment performance of the selected Subaccounts of the Variable Account, as well as other factors.
Investment Options
You allocate the Net Premium payments to one or more Subaccounts of the Variable Account.
The assets of each such Subaccount will be invested in the corresponding Portfolio of the Fund. Subject to certain restrictions, you may transfer amounts among the Subaccounts of the Variable Account.
Death Proceeds and Death Benefit Options
The Contract Owner may name one or more Beneficiaries to receive death proceeds. We restrict who may be named as a Beneficiary under your life insurance Contract. The named Beneficiaries must be eligible under our Bylaws. The Contract Owner will classify each Beneficiary as primary or contingent. Upon the Insured’s death, we will pay the death proceeds to the Beneficiaries as follows:
1.Proceeds will be paid to the primary Beneficiaries who are then alive.
2.If no primary Beneficiaries are living, proceeds will be paid to the surviving contingent Beneficiaries.

3.If no Beneficiary survives, proceeds will be paid to the Insured’s estate.
Other designations or successions of beneficiaries may be arranged with us. Any beneficiary who dies simultaneously with the Insured or within 15 days after the Insured dies and before death proceeds have been paid will be deemed to have died before the Insured.
The Contract Owner may change the Beneficiary by giving a Notice while the Insured is living. The Notice must be received by the Service Center and acknowledged before it will be effective. The effective date of the change will be the date the Owner signs the Notice or, if the Notice is not dated, the date it is received at our Service Center. We are not liable for any payment made or action taken by us before we received the Notice.
As long as the Contract remains in force and death proceeds are payable, we will pay the death proceeds to the Beneficiary upon receipt at our Service Center of all forms, requirements and due proof of the Insured’s death.
For all Contracts except VUL 1 Contracts, if the Insured dies before age 100, the proceeds from the Contract will consist of the Contract’s Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured’s life, less any outstanding Debt and any unpaid Monthly Deductions. For all Contracts except VUL 1 Contracts, if the Insured dies at or after age 100, the amount payable will be the Cash Surrender Value on the date of death.
Additionally, for VUL 1 Contracts, if the Insured dies before the Maturity Date, the proceeds from the Contract will consist of the Contract’s Death Benefit, plus any insurance proceeds provided by additional insurance benefits on the Insured’s life, less any outstanding Debt and any unpaid Monthly Deductions. For VUL 1 Contracts, if the Insured is living on the Maturity Date, we will pay the Maturity Proceeds as of that date to you. These proceeds are subject to tax and the Contract will terminate with no payment of death proceeds.
There are two Death Benefit Options. Death Benefit Option A provides for the greater of (1) the Face Amount plus the Accumulated Value and (2) the Accumulated Value multiplied by the factor for Attained Age. Death Benefit Option B provides for the greater of (1) the Face Amount and (2) the Accumulated Value multiplied by the factor for Attained Age. As long as the Contract remains in force, the Death Benefit will not be less than the Contract’s Face Amount in force.
Additional Insurance Benefits
Additional insurance benefits offered under the Contract include:
♦
additional insurance coverage for accidental death;
♦
waiver of selected amount in the event of total disability;
♦
term insurance on the Insured’s spouse;
♦
term insurance on the Insured’s children;
♦
a right to increase the Face Amount of the Contract on certain specified dates or life events without proof of insurability; and
♦
a cost of living insurance adjustment without proof of insurability.
The cost of these additional insurance benefits will be deducted from the Accumulated Value as part of the Monthly Deduction.
Flexibility to Adjust Amount of Death Benefit
You have flexibility to adjust the Death Benefit by increasing or decreasing the Face Amount of the Contract subject to the terms of your Contract. Any change in the Face Amount may affect the charges under the Contract. Any increase in the Face Amount will result in an increase in the Monthly Deduction, and any requested increase in Face Amount will also increase the Decrease Charge, which is imposed upon lapse or surrender of the Contract or in part upon a requested decrease in Face Amount. For any requested decrease in Face Amount, that part of the Decrease Charge reflecting the decrease will reduce the Accumulated Value attributable to the Contract, and the Decrease Charge will be reduced by the part of the Decrease Charge reflecting the decrease.
The minimum requested increase in Face Amount is $25,000 (or $10,000 for VUL 1 Contracts). Any requested increase may require additional evidence of insurability and be subject to an age limit. Any requested increase in Face Amount is subject to a limited “free look” privilege, and, during the first 24 months following the increase, to an exchange privilege.
Any requested decrease in Face Amount cannot result in a Face Amount less than the Minimum Face Amount. The Minimum Face Amount for a Contract was $25,000 for Insureds with an Attained Age at issue of 0 through 17 (Attained Age of 0 through 20 for VUL 1 Contracts), and $50,000 for all other Insureds, for decreases made before the Insured’s Attained Age 50. After issuance of the Contract, the Minimum Face Amount at issue continues to apply to the Contract, except that if a Contract has a Minimum Face Amount of $50,000 the Minimum Face Amount will be reduced to $25,000 for decreases made on or after an Insured reaches Attained Age 50.
To the extent that a requested decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, we will not process the decrease.
Death Benefit Guarantee Protection
The Contract will not lapse if sufficient premium payments have been made to maintain the Death Benefit Guarantee. (In Contracts issued in the State of Maryland, the “Death Benefit Guarantee” described in this prospectus is called a “No-Lapse Guarantee.” For Maryland Contracts, references in this prospectus to the Death Benefit Guarantee should be understood as references to the No-Lapse Guarantee.) In general, in order to maintain the Death Benefit Guarantee, as of each Monthly Anniversary the total cumulative premiums paid under the Contract, less any partial surrenders and Contract Loan Amount must equal or exceed the sum of the Death Benefit Guarantee Premiums in effect for each Monthly Anniversary since the issuance of the Contract.
If the Death Benefit Guarantee requirement is not met on a Monthly Anniversary but the Cash Surrender Value less any unearned prepaid loan interest is greater than or equal to the sum of Death Benefit Guarantee Premiums from the Date of Issue through that Monthly Anniversary, then the sum of premiums paid will be deemed to increase through that date to the amount necessary to meet the Death Benefit Guarantee requirement. In addition, a portion of any partial surrender or Contract Loan Amount may be excluded when determining if the Death Benefit Guarantee requirement is met.
The Death Benefit Guarantee applies until the specified Attained Age of the Insured shown in the Contract, which Attained Age will be the later of:
♦
the Contract Anniversary on or next after the Insured’s 71st birthday,
♦
the Contract Anniversary at the end of a period ranging from 8 to 34 years (6 to 31 years for VUL 1 Contracts) (varying with the Insured’s Attained Age at issue) from the Date of Issue.
The Death Benefit Guarantee terminates immediately as of any Monthly Anniversary when these cumulative premium requirements are not satisfied.
We will send written notice to you indicating that the Death Benefit Guarantee has terminated, and you will have 31 days from the date such notice is sent by us to reinstate the Death Benefit Guarantee. After that, the Death Benefit Guarantee can never be reinstated. During this 31-day reinstatement period, you will not have the protection of the Death Benefit Guarantee. The written notice of termination from us to you will indicate the premium payment required to reinstate the Death Benefit Guarantee.
Whenever the Monthly Deduction to be made would result in a Cash Surrender Value less than zero, we will use any excess of Accumulated Value over the Contract Debt to pay the Monthly Deduction. If the available Accumulated Value is less than the Monthly Deduction then due and the Death Benefit Guarantee is in effect, we will pay the deficiency.

The Death Benefit Guarantee provides significant protection against lapse of the Contract. The Death Benefit Guarantee can prevent lapse of the Contract due to a decrease in Cash Surrender Value resulting from poor investment performance. Additionally, because the Decrease Charge will increase after a requested increase in Face Amount, thereby reducing the Cash Surrender Value, the Death Benefit Guarantee may also be necessary to avoid lapse after a requested increase in Face Amount.
Loan Privileges
While the Insured is living, you may, by giving Notice, obtain a loan from us using your Contract as security for the loan. You may obtain Contract loans in an amount not exceeding in the aggregate 90% of the excess of Accumulated Value over any Decrease Charge on the date of any loan. For VUL 1 Contracts, the minimum amount of the loan is $100.
While the Insured is living, you may pay back the loan. Debt will continue to increase unless it is repaid. Loans will impact your Contract’s performance, must be repaid, could cause the Contract to lapse and may result in tax consequences. For additional information see Loans in this prospectus and in your Contract.
Surrender of the Contract
You may at any time fully surrender the Contract and receive the Cash Surrender Value, if any. The Cash Surrender Value will equal the Accumulated Value of the Contract, less any Contract Debt, any Decrease Charge and the amount, if any, needed to cover unpaid Monthly Deductions. The Cash Surrender Value will include any unearned prepaid loan interest. As unearned prepaid loan interest is earned, the Cash Surrender Value will decrease.
Subject to certain restrictions (including a minimum surrender amount of $500 and a remaining Cash Surrender Value of at least $500), and a partial surrender charge, you may also partially surrender the Contract and withdraw part of the Contract’s Accumulated Value at any time while the Insured is living.

Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract . Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have selected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer accumulated value between investment options.
Charge	When Charge is Deducted	Amount Deducted
Maximum Percent of Premium Charge	Upon receipt of each premium payment	3% of each premium payment
Premium Tax Charge	Not applicable[1]	Not applicable[1]
Premium Processing Charge[2]	Upon receipt of each premium payment	$2.00 per payment
Maximum Contingent Deferred Sale Charge (CDSC)[3]	Upon surrender, lapse, or decrease in Face Amount	25% of the CDSC Premium
Deferred Administrative Charge[4]	Upon surrender, lapse, or decrease in Face Amount
Maximum		$17.90 ($8.33 for VUL 1 Contracts) per $1,000 of amount of coverage
Minimum		$1.79 ($2.38 for VUL 1 Contracts) per $1,000 of coverage
Charge for a male, issue age 40, in the standard nontobacco risk class (nonsmoker risk class for VUL 1 Contracts) with a Face Amount of $150,000 in the first Contract Year		$10.74 ($5.95 for VUL 1 Contracts) per $1,000 of amount coverage
Maximum Partial Surrender Charge	Upon a partial surrender	$25 per surrender[5]
Transfer Charge[6]	Upon each transfer	$20 per transfer
1 We are currently not subject to premium taxes. However, we reserve the right to impose a charge for these taxes in the future if we have to pay them. If imposed, the premium tax charge would be between 0% and 5% of premium payments.
2 The maximum charge for automatic payment plans is $1.00 per payment.
3 Actual current charges may be less or zero. The CDSC premium is described in the “Charges” section of this prospectus.
4 The charge applies if you surrender the contract or let it lapse, or in part if you request a decrease in Face Amount, at any time before 180 monthly deductions (120 monthly deductions for VUL 1 contracts) have been made after a requested increase in Face Amount.
5 If the partial surrender is less than $1,250 there will be no charge assessed.
6 The transfer charge applies to VUL 1 Contracts only and applies to each Subaccount transfer in excess of the first Subaccount two transfers made in a Contract Year.

Periodic Charges Other Than Fund  Operating Expenses
The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund  fees and expenses.
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance[7]	Monthly
Maximum		$83.3333 per $1,000 of Face Amount
Minimum		$0.0205 ($0.0200 for VUL 1 Contracts) per $1,000 of Face Amount
Charge for a male, issue age 40, in the standard nontobacco risk class (nonsmoker risk class for VUL 1 Contracts) with a Face Amount of $150,000 in the first Contract Year		$0.14 ($0.08 for VUL 1 Contracts) per $1,000 of Face Amount
Basic Monthly Administrative Charge	Monthly	$10.00 ($4.00 for VUL 1 Contracts)
Initial Monthly Administrative Charge[8]	Monthly
Maximum		$0.10 ($0.07 for VUL 1 Contracts) per $1,000 of Face Amount
Minimum		$0.01 ($0.02 for VUL 1 Contracts) per $1,000 of Face Amount
Charge for a male, issue age 40, in the standard nontobacco risk class (nonsmoker risk class for VUL 1 Contracts) with a Face Amount of $150,000 in the first Contract Year		$0.06 ($0.05 for VUL 1 Contracts) per $1,000 of Face Amount
Maximum Mortality and Expense Risk Charge[9]	Daily	Annual rate of .75% of average daily net assets of each Subaccount
Loan Interest	Accrues daily	1.0% net interest on Loan Balance[10]
7 The cost of insurance charge depends on the Face Amount and the sex (in most states), issue age, Attained Age and premium class of the Insured. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Contract schedule page will indicate the maximum cost of insurance charges applicable to your Contract. More detailed information concerning your cost of insurance charges is available on request by calling 1-800-847-4836.
8 The Initial Monthly Administrative Charge will equal an amount per $1,000 of Face Amount based upon the initial Face Amount, the Insured’s Attained Age at Contract issuance, the Insured’s sex (in most states), and whether the Insured is a tobacco user. The charge applies for 180 Monthly Deductions after issue or after an increase in the Face Amount. For VUL 1 Contracts, the Initial Monthly Administrative Charge continues for 120 Monthly Deductions instead of 180 Monthly Deductions.
9 Actual current charges may be less. For more information on this charge see Charges.
10 The maximum net interest rate charged on a loan balance is 1.0%. The gross interest rate charged is 7.4% per year, as calculated in advance., which is the equivalent of 8.0% in arrears. Accumulated value in the Loan Account is credited with interest at an effective annual rate of 7.0% in arrears. 8.0% loan interest charged minus 7.0% interest credited to the Loan Account equals 1.0%. If the interest is not paid when due, it will be added to the loan balance and will bear interest at the same rate.

Periodic Charges Other Than Fund  Operating Expenses, cont.
Charge	When Charge is Deducted	Amount Deducted
Additional Benefit or Rider Charges[11]
Accidental Death Rider[12]	Monthly
Maximum		$0.0934 per $1,000 of rider coverage
Minimum		$0.0058 per $1,000 of rider coverage
Charge for a male, issue age 35 in the first Contract Year		$0.0383 per $1,000 of rider coverage
Disability Waiver Rider[13]	Monthly
Maximum		150% of amount to be waived
Minimum		5% of amount to be waived
Charge for issue age 35 in the first Contract Year		7% of amount to be waived
Spouse Insurance Rider[14]	Monthly
Maximum		$83.3333 per $1,000 of rider coverage
Minimum		$0.02 per $1,000 of rider coverage.
Charge for female, issue age 35, in the standard nontobacco risk class (nonsmoker risk class for VUL 1 Contracts) with rider coverage amount of $75,000, in the first Contract Year		$0.09 per $1,000 of rider coverage.
Child Insurance Rider[15]	Monthly	$0.45 per $1,000 of rider coverage
Guaranteed Increase Rider[16]	Monthly
Maximum		$0.15 per $1,000 of rider coverage
11 Charges for additional benefits apply when a rider is included with your Contract and the Contract and/or rider has not otherwise been terminated. The rider charges may vary based on the Face Amount and the sex (in most states), issue age, Attained Age, premium class of the Insured, net amount at risk, or rider coverage amount. Charges based on age may increase as the Insured ages. The rider charges shown in the table may not be representative of the charges you will pay. Your Contract schedule page will indicate the rider charges applicable to your Contract, and more detailed information concerning your rider charges is available by calling 1-800-847-4836.
12 This charge applies until the Insured’s Attained Age 70.
13 This charge applies until the Insured’s Attained Age 65.
14 This charge includes cost of insurance charge and an Initial Monthly Administrative Charge. For VUL 1 Contracts the charge includes cost of insurance charge, Initial Monthly Administrative Charge and Basic Monthly Administrative Charge. The charge applies until the rider coverage ends.
15 This charge applies until no child is insured by the rider.
16 This charge applies until Insured’s Attained Age 43 (Attained Age 40 for VUL 1 Contracts).

Periodic Charges Other Than Fund  Operating Expenses, cont.
Charge	When Charge is Deducted	Amount Deducted
Minimum		$0.04 per $1,000 of rider coverage
Charge for a male, issue age 35 in the first Contract Year		$0.15 per $1,000 of rider coverage
Cost of Living Rider[17]	Not applicable	No charge
Accelerated Benefits Rider[18]	Upon exercise of benefit	$150.00[18]
17 This benefit will result in annual increases in Face Amount, which will result in increases to the overall cost of insurance deductions.
18 The charge may vary by state and may be lower in some states.
The next item shows the minimum and maximum total annual operating expenses charged by the Portfolios that investors will bear during the time that they own the Contract. This table shows the range (maximum and minimum) of fees and expenses (including management fees and other expenses) charged by the Portfolios, expressed as an annual percentage of average daily net assets. A complete list of the Portfolios corresponding to Subaccounts available under the Contract, including their annual expenses, may be found at the back of this document in the Appendix .
Annual Portfolio Expenses	MINIMUM	MAXIMUM
Expenses that are deducted from Portfolio assets, including management fees, distribution fees and other expenses.	0.22%	1.52%
Expenses that are deducted from Portfolio assets, after reimbursements and/or fee waivers.*	0.22%	1.15%*
* The reimbursements and/or fee waivers will last until April 30, 2026, but may be terminated at any time in the future.
As a fraternal benefit society, Thrivent is also required to have a Maintenance of Solvency provision that could require you to pay us an amount to maintain our financial strength. For a complete discussion of the Maintenance of Solvency provision, see Maintenance of Solvency in the statutory prospectus.
Principal Risks of Investing in the Contract
Investment Risk
The Contract is not suitable as a short-term savings vehicle. The Contract Owner bears the entire investment risk for amounts allocated to the Variable Account. The assets in each Subaccount of the Variable Account are invested in a corresponding Portfolio of the Fund. A comprehensive discussion of the risks of each Portfolio may be found in the Fund’s prospectus.
We do not guarantee a minimum Accumulated Value.
The Accumulated Value of the Contract is the total amount of the value held under the Contract at any time. It equals the sum of the amounts held in the Loan Account and the Variable Account. The Contract’s Accumulated Value in the Variable Account will increase or decrease and reflects:
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the investment performance of the chosen Subaccounts of the Variable Account,
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any Net Premiums paid,
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any partial surrenders,

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any loans,
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any loan repayments,
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any loan interest paid or credited, and
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any charges assessed in connection with the Contract (including any Decrease Charge previously imposed upon a requested decrease in Face Amount).
The Accumulated Value is relevant to
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continuation of the Contract,
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the Cash Surrender Value (which determines various other rights under the Contract),
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determining the amount available for Contract loans,
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computation of cost of insurance charges, and
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may be relevant to the computation of Death Benefits.
The Contract’s Cash Surrender Value will be the Accumulated Value less any Contract Debt and any Decrease Charge. The Cash Surrender Value is relevant to continuation of the Contract and to determining the amount available upon partial or total surrender of the Contract.
Risk of Lapse
Your failure to pay Scheduled Premiums will not itself cause the Contract to lapse. Conversely, your payment of premiums in any amount or frequency (including Scheduled Premiums) will not necessarily guarantee that the Contract will remain in force, except to the extent these premium payments are sufficient to maintain the Death Benefit Guarantee. In general, subject to the Death Benefit Guarantee, the Contract will lapse when:
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Cash Surrender Value is insufficient to pay the Monthly Deduction (for insurance and administration charges) or
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Contract Debt exceeds Accumulated Value less any Decrease Charge, and
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In either case if a grace period expires without sufficient additional payments.
The Contract provides for a 61-day grace period. We will notify you that your Contract will lapse (that is, terminate without value) if you do not send sufficient payment by a specified date.
Surrender Risks
If Death Benefit Option B is in effect, a partial surrender may result in a reduction in the Face Amount in force. Under either Death Benefit Option, a partial surrender will reduce the Death Benefit. A surrender taken from a Contract may have federal income tax consequences and a surrender charge may apply.
Loan Risks
A Contract loan will permanently affect the Contract’s potential Accumulated Value and may permanently affect the Death Benefit. We will transfer the amount of the Debt from the Subaccounts to the Loan Account where the value serves as collateral to assure repayment of the loan. This loan collateral does not participate in the investment performance of the Subaccounts.
The loan will grow and must be repaid. If the loan is not repaid during the Insured’s life, we reduce the amount we pay on the Insured’s death by the amount of any outstanding Debt to repay the loan. A Contract loan could result in termination of the Death Benefit Guarantee or could cause your Contract to lapse (terminate without value) if your Debt reduces the Cash Surrender Value to less than zero.

If you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the Loan Account collateral will be used to repay the Debt and the amount of Debt, to the extent it has not previously been taxed, will be considered part of the amount you have received and taxed accordingly. Loans may have immediate tax consequences if your Contract is a MEC, even if you do not surrender the Contract or allow it to lapse.
A loan taken from a Contract may have federal income tax consequences. See the Taxes section of this prospectus for more information.
Tax Risks
We anticipate that the Contract should be deemed a life insurance contract under federal tax law. However, the federal income tax requirements applicable to the Contract are complex and there is limited guidance and some uncertainty about the application of the federal tax law to the Contract. Assuming that the Contract qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Accumulated Value until there is a distribution from the Contract. In addition, assuming the Contract continues to qualify as a life insurance contract beyond age 100, you should not be deemed to be in constructive receipt upon attainment of age 100. However, the IRS could determine that a Contract Owner is in constructive receipt of the Accumulated Value if the Accumulated Value becomes equal to the Death Benefit, which can occur in some instances where the Insured is Attained Age 95 or older. In a case where there may be constructive receipt, an amount equal to the excess of the Accumulated Value over the investment in the contract could be includible in the Contract Owner’s income at that time.
Additionally, for VUL 1 Contracts, if the Insured is living on the Maturity Date, we will pay the Maturity Proceeds to you. These proceeds are subject to tax and the Contract will terminate with no payment of death proceeds.
Under current tax law, death proceeds payable under the Contract generally would be excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not have to pay U.S. federal income tax on the death proceeds. However, death proceeds may be subject to state and/or federal estate and/or inheritance tax.
Depending on the total amount of premiums you pay, the Contract may be treated as a MEC under federal tax laws. If a contract is treated as a MEC, then surrenders, partial withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1∕2. If the Contract is not a MEC, distributions generally will be treated first as a return of your investment in the Contract and then as taxable income. Moreover, loans generally will not be treated as distributions. Finally, neither distributions nor loans from a Contract that is not a MEC are subject to the 10% penalty tax. See Taxes.
If the Contract lapses, a tax may result. Additionally, if the Contract lapses and is later reinstated, the Contract may be treated as a MEC.
We make no guarantees regarding any tax treatment—federal, state or local—of any Contract or of any transaction involving a Contract.
You should consult a qualified tax advisor for assistance in all Contract-related tax matters.
Short-Term Investment Risk
The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The Contract is more beneficial to investors with a long time horizon. Surrender charges, expenses, and tax consequences make the Contract unsuitable as a short-term investment.

Insurance Company Risk
An investment in the Contract is subject to the risks related to Thrivent. Any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability and financial strength of Thrivent. If Thrivent experiences financial distress, it may not be able to meet its obligations to you.  More information about Thrivent, including its financial strength ratings, is available upon request by calling 1-800-847-4836.
Premium Payment Risk
Your ability to make additional premium payments may be restricted under the Contract, depending on the version of the Contract that you own, the optional benefits that you have elected, and other factors. We will also have the right to limit or refund a premium payment or make distributions from the Contract as necessary to continue to qualify the Contract as life insurance under federal tax law or to avoid the classification of your Contract as a MEC.
Fees and Charges
Deduction of Contract fees and charges, and optional benefit charges, may result in loss of principal. We reserve the right to increase the fees and charges under the Contract and optional benefits up to the maximum guaranteed fees and charges stated in your Contract or optional benefit rider.
Risks Affecting our Administration of Your Contract
We and our service providers and business partners are subject to certain risks, including those resulting from system failures, cybersecurity events, pandemics and epidemics and other disasters. Such events can adversely impact us and our operations. These risks are common to all insurers and financial service providers and may materially impact our ability to administer the Contract (and to keep Contract owner information confidential).
Alternatives to the Contract
Other contracts or investments may provide more favorable returns or benefits than the Contract.
Potentially Harmful Transfer Activity
The Contract is not designed for frequent transfers by anyone. Frequent transfers between subaccounts may disrupt the underlying Portfolios and could negatively impact performance, by interfering with efficient management and reducing long-term returns, and increasing administrative costs. Frequent transfers may also dilute the value of shares of an underlying Portfolio. Neither the Contracts nor the underlying Portfolios are meant to promote any active trading strategy, like market timing. Allowing frequent transfers by one or some Contract Owners could be at the expense of other Contract Owners. To protect Contract Owners and the underlying Portfolios, we have policies and procedures to deter frequent transfers between and among the Subaccounts. We cannot guarantee that these policies and procedures will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other Contract Owners.
Risk of Increase in Current Fees and Expenses
Certain insurance charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels, based on changes in the Company’s future expectations of relevant factors, as determined in its sole discretion. Although some Portfolios may have expense limitation agreements, the operating expenses of the Portfolios are not guaranteed and may increase or decrease over time. If fees and expenses are increased, you may need to increase the amount and/or frequency of Premium Payments to keep the Contract in force.
Cybersecurity Risk
We and our service providers may be susceptible to operational, cybersecurity, and related risks. In general, cybersecurity events can result from deliberate or unintentional events. Cybersecurity events include, but are not limited to, acts or attempts to gain unauthorized access to information and/or information systems, or to otherwise disrupt operations. Cybersecurity events affecting us, a Subaccount, or our service providers have the ability to disrupt and impact your

Contract and our operations, including but not limited to, financial losses, ability to calculate Contract values and benefits, corrupting data or preventing parties from sharing information necessary for our operations, preventing and/or slowing transactions, potentially subjecting us to regulatory fines and penalties, and creating additional compliance costs. Similar types of cybersecurity risks are also present for issuers or securities in which the Subaccounts may invest, which could result in material adverse consequences for such issuers and may cause the Subaccounts’ investments in such companies to lose value. While we and our service providers have established reasonable controls to mitigate the risk of a cybersecurity event, there are inherent limitations in such controls, plans and systems. Additionally, while we do have control frameworks and we do perform due diligence on our service providers, we cannot fully control the cybersecurity plans and systems put in place by our service providers or any other third parties whose operations may affect the Subaccounts or your Contract.  Although we attempt to minimize such failures through controls and oversight, it is not possible to identify all operation risks that may affect the Subaccounts or your Contract, or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service. The value of an investment in a Subaccount may be adversely affected by the occurrence of the operational errors, failures, technological issues, or other similar events, and you may bear costs tied to these risks.

Description of the Insurance Company, Registered Separate Account, and Portfolios
Insurance Company
Thrivent Financial for Lutherans is the insurance company that issues the Contract with principal executive offices located at 600 Portland Ave S., Suite 100 Minneapolis, MN 55415. Thrivent is a not-for-profit financial services membership organization of Christians helping our members achieve financial security and give back to their communities. We were organized in 1902 as a fraternal benefit society under Wisconsin law, and comply with Internal Revenue Code Section 501(c)(8). We are licensed to sell insurance in all states and the District of Columbia. For more information, visit Thrivent.com.
Registered Separate Account
Thrivent Variable Insurance Account B is the Registered Separate Account for the Contract. Thrivent Variable Insurance Account B is a segregated asset account. The account meets the definition of “separate account” under the federal securities laws. The Variable Account is a unit investment trust, which is a type of investment company. It is registered with the Securities and Exchange Commission (SEC) under the 1940 Act. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.
Income, gains and losses credited to, or charged against, the separate account reflect the separate account’s own investment experience and not the investment experience for the Insurance Company’s other assets. The assets of the separate account may not be used to pay any liabilities of the Insurance Company other than those arising from the Contracts. The Insurance Company is obligated to pay all amounts promised to investors under the Contracts. Thrivent is relying on the exemption provided by rule 12h-7 under the Securities Exchange Act (17 CFR 240.12h-7).
Portfolios
Information regarding each Portfolio, including its name, investment type, investment advisor and sub-advisor (if applicable), current expenses and performance is available in the Appendix to this prospectus. Each Portfolio has issued a prospectus containing more detailed information about the Portfolio. You can view these online at dfinview.com/Thrivent/VariableLifeB. You can also request paper copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.
Voting
To the extent required by law, we will vote the Portfolio’s shares held in the Variable Account at regular and special shareholder meetings of the Portfolio in accordance with instructions received from persons having voting interests in the corresponding Subaccounts (investment options) of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.
Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. Any Portfolio shares held by us or our affiliates in General Accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

Important Notice Regarding Delivery of Documents
In response to concerns regarding multiple mailings, we send one copy of a prospectus to each household. This process is known as householding. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive additional copies, call us toll-free at 800-847-4836. If you wish to revoke householding in the future, you may write to us at P.O. Box 8075, Appleton, WI 54912-8075, or call us at 800-847-4836. We will begin to mail separate regulatory mailings within 30 days of receiving your request.
Charges
We will deduct charges in connection with the Contract to compensate us for:
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providing the insurance benefits set forth in the Contract and any additional insurance benefits added by rider;
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administering the Contract;
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assuming certain risks in connection with the Contract; and
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incurring expenses in distributing the Contract.
The nature and amount of these charges are described more fully below.
Premium Expense Charges
Percent of Premium Charge
Sales charges, generally called “sales load”, will be deducted to compensate us for the costs of selling the Contract. These costs include sales commissions, the printing of prospectuses and sales literature, and advertising. The percent of premium charge is a front-end sales load and is 3% of each premium payment. It will be deducted from each premium payment prior to allocation of the Net Premium to the Variable Account. The percent of premium charge may not be deducted in certain situations.
The sales charges in any Contract Year are not necessarily related to actual distribution expenses incurred during that Contract Year. Instead, we expect to incur the majority of distribution expenses in the early Contract Years and to recover any deficiency over the life of the Contract. To the extent that sales and distribution expenses exceed sales loads (both front-end and deferred) in any year, we will pay them from our other assets or surplus in our General Account, which includes amounts derived from the mortality and expense risk charge.
Premium Processing Charge
We will deduct a maximum amount equal to $2.00 per premium payment (a maximum amount of $1.00 for automatic payment plans) to compensate us for the cost of collecting and processing premiums. This amount will be deducted from each premium payment prior to its allocation to the Variable Account. The premium processing charge may not be deducted in certain situations.
Accumulated Value Charges
Decrease Charge
The Contract provides for the Decrease Charge, which is a deferred charge that will be imposed if you surrender the Contract or let it lapse, or in part if you request a decrease in the Face Amount, in each case at any time before 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) have been made after a requested increase in Face Amount. The term “Decrease Charge” is used to describe this charge because, during the applicable period, the charge is imposed in connection with a decrease in the Face Amount, either as a result of a requested decrease in Face Amount or as the result of lapse or full surrender of the Contract (which can be viewed as a decrease in the Face Amount to zero).

The Decrease Charge consists of the Contingent Deferred Sales Charge (described below) and the Deferred Administrative Charge (described below). The Contingent Deferred Sales Charge compensates us for the ongoing cost of administering the Contracts, including sales commissions, prospectuses and sales literature, and advertising. The Deferred Administrative Charge reimburses us for other administrative expenses in connection with future changes in the Contract initiated by the Contract Owner which involve “insurability” decisions such as increasing the Face Amount, including medical exams, review of applications for insurance underwriting decisions, processing the applications and establishing Contract records.
Range of Deferred Administrative Charges as a Percentage of Face Amount Reduction for VUL 1 Contracts
Duration in Years Since Increase	1	2	3	4	5	6	7	8	9	10	11
Lowest Possible Charge at Any Age	0.24%	0.21%	0.19%	0.17%	0.14%	0.12%	0.10%	0.07%	0.05%	0.02%	0.00%
Highest Possible Charge at Any Age	0.83%	0.75%	0.67%	0.58%	0.50%	0.42%	0.33%	0.25%	0.17%	0.08%	0.00%
Range of Deferred Administrative Charges as a Percentage of Face Amount Reduction for VUL 2 Contracts
Duration in Years Since Increase	1	2	3	4	5	6	7	8
Lowest Possible Charge at Any Age	0.18%	0.17%	0.16%	0.14%	0.13%	0.12%	0.11%	0.10%
Highest Possible Charge at Any Age	1.79%	1.67%	1.55%	1.43%	1.31%	1.19%	1.07%	0.95%
Duration in Years Since Increase	9	10	11	12	13	14	15	16
Lowest Possible Charge at Any Age	0.08%	0.07%	0.06%	0.05%	0.04%	0.02%	0.01%	0.00%
Highest Possible Charge at Any Age	0.84%	0.72%	0.60%	0.48%	0.36%	0.24%	0.12%	0.00%
Amount of Contingent Deferred Sales Charge—Increases in Face Amount
If the Face Amount is increased, we will compute a maximum Contingent Deferred Sales Charge for the increase equal to 25% of the CDSC Premium for the increase. The Contingent Deferred Sales Charge for an increase, if imposed, will never exceed the lesser of (1) 25% of the CDSC Premium for the increase and (2) 25% of the amount of premiums attributable to the increase made during the 12 Contract Months after the effective date of the increase. The actual Contingent Deferred Sales Charge may be lower than the maximum charge and may be zero.
Amount of Deferred Administrative Charge
If the Face Amount is increased, a new Deferred Administrative Charge will be calculated for the increase. The Insured’s Attained Age on the effective date of the increase will be used and the charge per $1,000 of Face Amount to be applied to the increase will be based on the amount of the entire new Face Amount after giving effect to the increase. The maximum Deferred Administrative Charge for an increase will be determined on the effective date of the increase and will then be reduced in level amounts until it becomes zero at the end of the 180-month period (or 120-month period for VUL 1 Contracts).
Method of Deduction and Effect of Decrease Charge
The Decrease Charge will be treated as a deduction against your Accumulated Value upon your request for a decrease in Face Amount. Otherwise, the Decrease Charge will not be taken out of the Accumulated Value held for investment under the Contract. The Accumulated Value will continue to reflect the investment experience of the selected Subaccount(s), although the Decrease Charge will be treated as a deduction for purposes of determining the Contract’s Cash Surrender Value.

This treatment will affect various Contract rights. Deducting the Decrease Charge in determining the Cash Surrender Value will affect:
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the amount available for Contract loans,
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the amount available in connection with full or partial surrenders, and
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the amount available to pay Monthly Deductions, which will, subject to the Death Benefit Guarantee, determine the Contract’s duration and possible lapse.
If you request a decrease of the Face Amount, that part of any existing Decrease Charge attributable to the decrease will reduce the Accumulated Value attributable to your Contract, and the Decrease Charge will be reduced by the part of the Decrease Charge reflecting the decrease. The amount by which the Decrease Charge is reduced will be allocated against the Subaccount(s) of the Variable Account in the same manner that Monthly Deductions are allocated against the Subaccount(s).  See “Charges Against Accumulated Value—Monthly Deductions” below. If the Cash Surrender Value is not sufficient to cover the Decrease Charge imposed in connection with the requested decrease, the requested decrease will not be made.
The Decrease Charge imposed for a requested decrease in Face Amount will be determined by using the Decrease Charge then applicable to various parts of the current Face Amount in the following order: (1) the Decrease Charge for the most recent increase; and (2) the Decrease Charge for the next most recent increases successively.
Reinstatement of Decrease Charge
If a Contract lapses and is then reinstated, any Decrease Charge applicable at the time of lapse will also be reinstated.
Monthly Deduction
Charges will be deducted on the Contract Date and each Monthly Anniversary from the Accumulated Value of the Contract to compensate us for administrative expenses and the insurance provided by the Contract.
The Monthly Deduction consists of the following three components, in addition to any Decrease Charges:
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the cost of insurance,
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insurance underwriting and expenses in connection with issuing the Contract or any increase in Face Amount, and the costs of ordinary administration of the Contract, and
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the cost of any additional benefits added by rider.
Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself will vary in amount from month to month.
We will take the Monthly Deduction on the Contract Date and on each subsequent Monthly Anniversary prior to the Insured’s Attained Age 100 (or the Maturity Date for VUL 1 Contracts). The Monthly Deduction will be deducted from the Accumulated Value of the Contract by redeeming units from the Subaccounts of the Variable Account. The Monthly Deduction will be allocated against each Subaccount in the same proportion that the Contract’s Accumulated Value in each Subaccount bears to the total Accumulated Value of the Contract, less the Accumulated Value in the Loan Account, at the Monthly Anniversary. Subject to our approval, you may specify a different allocation for the Monthly Deduction.
Cost of Insurance Charge
Because the cost of insurance depends upon several variables, the cost for each Contract Month can vary from month to month. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk divided by 1,000 for each Contract Month. The net amount at risk on any Monthly Anniversary is the amount by which the Death Benefit which would have been payable on that Monthly Anniversary exceeds the Accumulated Value on that Monthly Anniversary. For the purposes of this calculation, the Death Benefit will be divided by 1.0040741, which reduces the net amount at risk by taking into account assumed monthly earnings at an annual rate of 5%. (For VUL 1 Contracts, the annual rate is 4%, and the Death Benefit will be divided by 1.0032737.) In general, the actual cost of insurance rate will be lower for Contracts having a Face Amount at issuance or after a requested increase that equals or exceeds the following amounts: $500,000-$999,999; and $1,000,000 (Face Amount equals or exceeds $250,000 for VUL 1 Contracts).
Cost of insurance rates will be based on the Face Amount and the sex (in most states), issue age, Attained Age and premium class of the Insured. The actual monthly cost of insurance rates may change, and we will determine the actual monthly cost of insurance rates based on allowable factors. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Contract. These guaranteed rates are based on the Insured’s Attained Age and the 1980 Commissioners Standard Ordinary Mortality Table.
We will determine the monthly cost of insurance separately for each component of the net amount at risk, using the cost of insurance rate applicable to the component, in the following order:
(1)the initial Face Amount;
(2)successively, each increase in Face Amount up to the Face Amount in force, in the order in which the increase took effect; and
(3)any Death Benefit that would be payable by reason of Accumulated Value calculations (that is, whenever the Death Benefit is based on the applicable percentage of Accumulated Value) over the Face Amount in force.
For example, when a Contract Owner has elected to make an increase in the Face Amount, the monthly cost of insurance would be computed separately on the initial Face Amount using the cost of insurance rate for the premium class determined upon Contract issuance, and to each increase in Face Amount using the cost of insurance rate for the premium class determined for such increase as specified in the supplement to the Contract evidencing that increase.
Because the monthly cost of insurance must be determined separately for each component of the net amount at risk described above, the Accumulated Value must be allocated to each component. For purposes of determining the net amounts at risk for each component if Option B is in effect, the Accumulated Value will first be considered a part of the initial Face Amount, and then each successive increase in the Face Amount. If the Accumulated Value is greater than the initial Face Amount, it will be considered a part of each increase in order, starting with the first increase.
When Option A is in effect, the Accumulated Value is not included within the Face Amount. Accordingly, the cost of insurance rates applicable will be the rate(s) applicable to the Face Amount (and any increases in Face Amount). The cost of insurance rate applicable to the remaining Death Benefit, if any, that would be payable by reason of Accumulated Value calculations (which is the remainder of the net amount at risk) will be that applicable to the initial Face Amount.
Any change in the net amount at risk will affect the total cost of insurance paid by the Contract Owner. For example, because generally the net amount at risk equals the excess of the Death Benefit over the Accumulated Value, the net amount at risk may be affected by changes in the Accumulated Value, in the Face Amount, or in the Death Benefit Option in effect.
Premium Class
The premium class of an Insured will affect the cost of insurance rates. We currently place Insureds into standard premium classes and into rated premium classes, which involve a higher mortality risk. In an otherwise identical Contract, an Insured in the standard premium class will have a lower cost of insurance than an Insured in a premium class with higher mortality risks. The premium classes are also divided into two categories: tobacco users and non-tobacco users. Non-tobacco user Insureds will generally incur lower cost of insurance rates than Insureds who are classified as tobacco users. (VUL 1 Contracts have the premium classes of Smoker and Nonsmoker.) In addition, certain Insureds over Attained Age 18 and less than Attained Age 75 who are non-tobacco users and who meet special underwriting requirements may be classified as preferred. (A preferred premium class is not available on VUL 1 Contracts.) An Insured in a preferred premium class will have a lower cost of insurance than an Insured in a standard or rated premium class.

Any Insured with an Attained Age at issuance under 18 was not classified initially as a tobacco user or a non-tobacco user. When the Insured reached Attained Age 18 (VUL 1 Attained Age 20), he or she was then classified as a tobacco user, unless the Insured provided satisfactory evidence that he or she is a non-tobacco user. We provided notice to you of the opportunity for the Insured to be classified as a non-tobacco user when the Insured reached Attained Age 18 (VUL 1 Attained Age 20). For VUL 1 Contracts, Smoker and Nonsmoker replace references to tobacco and non-tobacco.
Monthly Administration Charges
We have primary responsibility for the administration of the Contract and the Variable Account. As a result, we expect to incur certain ordinary administrative expenses and certain issuance expenses. A monthly administration charge included in the Monthly Deduction will be used to reimburse us for these expenses, except to the extent that these expenses are reimbursed through the collection of the Deferred Administrative Charge included in the Decrease Charge, which is, in effect, an “acceleration” of the initial administrative charge described below.
There are two administrative charges included in the monthly administration charge—a Basic Monthly Administrative Charge that is collected every Contract Month and an Initial Monthly Administrative Charge that is deducted as part of the first 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) following Contract issuance and following any requested increase in Face Amount.
Basic Monthly Administrative Charge
We will deduct a Basic Monthly Administrative Charge of $10.00 ($4.00 for VUL 1 Contracts) from the Accumulated Value on the Contract Date and each Monthly Anniversary prior to the Insured’s Attained Age 100 (or the Maturity Date for VUL 1 Contracts). For VUL 1 Contracts with a spouse rider, an additional $2.00 is included in the Basic Monthly Administrative Charge. The Basic Monthly Administrative Charge is intended to reimburse us for ordinary administrative expenses expected to be incurred, including record keeping, processing Death Benefit claims, certain Contract changes, preparing and mailing reports, and overhead costs.
Monthly Administrative Charge
If the Face Amount is increased, we will deduct a separate Initial Monthly Administrative Charge for increases from the Accumulated Value as part of the first 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) after the increase. The deductions will begin with the Monthly Anniversary on which the increase becomes effective. We will determine this separate Initial Monthly Administrative Charge for increases by using the Insured’s Attained Age and tobacco user status and sex (in most states) on the effective date of the increase.
If a spouse rider providing additional insurance benefits on the Insured’s spouse is added, we will deduct a separate Initial Monthly Administrative Charge from the Accumulated Value as part of the first 180 Monthly Deductions (120 for VUL 1) after the issuance of the spouse rider. The deductions will begin with the Monthly Anniversary on which the spouse rider becomes effective. This additional Initial Monthly Administrative Charge will be determined in the same manner as for the initial Face Amount, except that the spouse’s Attained Age and tobacco user status and sex (in most states) on the effective date of the rider will be used.
The Initial Monthly Administrative Charge is intended to reimburse us for administrative expenses in connection with the issuance of the Contract, including medical exams, review of applications for insurance underwriting decisions, and processing of the applications and establishing Contract records. Similar expenses are expected in connection with future changes in the Contract initiated by the Contract Owner which involve “insurability” decisions, such as applications for increases in Face Amount and the issuance of spouse riders.
The issuance expenses covered by the Initial Monthly Administrative Charge are the same expenses covered by the Deferred Administrative Charge included in the Decrease Charge. We will not, however, be reimbursed twice for these expenses. As described in “Charges—Accumulated Value Charge—Decrease Charge”, and except in the case of charges attributable to spouse riders (see discussion below), if a Contract lapses or is totally surrendered during the period when the Initial Monthly Administrative Charge applies, or if a requested decrease in Face Amount occurs during the period when the Initial Monthly Administrative Charge generally applies, the Initial Monthly Administrative Charge will, in effect, generally be “accelerated” and collected in the form of the Deferred Administrative Charge included in the Decrease Charge.
Because the Deferred Administrative Charge included in the Decrease Charge is in effect an “acceleration” of the Initial Monthly Administrative Charge, the imposition of the Deferred Administrative Charge will generally eliminate or reduce the Initial Monthly Administrative Charge. If the Contract lapses or is totally surrendered during the period when the Initial Monthly Administrative Charge applies so that the Decrease Charge is imposed, the Initial Monthly Administrative Charge will not be collected. If the Face Amount is decreased at the Contract Owner’s request during this period so that the Decrease Charge (including the Deferred Administrative Charge) is imposed in part, we will reduce the Initial Monthly Administrative Charge because of the Deferred Administrative Charge imposed (being applied to reduce proportionately or eliminate the Initial Monthly Administrative Charge attributable to that portion of the Face Amount covered by the Decrease Charge).
If a Contract lapses and is then reinstated, we will reinstate the Initial Monthly Administrative Charge until a total of 180 Monthly Deductions (120 Monthly Deductions for VUL 1 Contracts) have been taken.
No Deferred Administrative Charge will be calculated for the issuance of a spouse rider, even though a separate Initial Monthly Administrative Charge will be calculated for spouse riders. As a result, the Initial Monthly Administrative Charge attributable to a spouse rider will not be “accelerated” and collected in the form of the Deferred Administrative Charge upon surrender or lapse or upon a requested decrease in Face Amount. If a lapse or total surrender of the Contract or a cancellation of the spouse rider occurs during the period when an Initial Monthly Administrative Charge applies for a spouse rider, the charge will not be collected. If a requested decrease on a spouse rider occurs during this period, the Initial Monthly Administrative Charge attributable to the spouse rider will be reduced proportionately.
Additional Insurance Benefits Charges
The Monthly Deduction will include charges for any additional insurance benefits added to the Contract by rider. These charges are for insurance protection, and the monthly amounts will be specified in the Contract.
Partial Surrender Charge
We may deduct a partial surrender charge of $25 from the amount withdrawn for each partial surrender to compensate us for the administrative costs in effecting the requested payment and in making necessary calculations for any reductions in Face Amount which may be required by reason of the partial surrender. This charge is guaranteed not to increase.
Mortality and Expense Risk Charge
We will deduct a daily charge (the “mortality and expense risk charge”) from the value of the net assets of the Variable Account to compensate us for mortality and expense risks we assume. We guarantee not to charge a mortality and expense risk charge above an annual rate of .75%. We will deduct the daily charge from the net asset value of the Variable Account, and therefore the Subaccounts, on each Valuation Date. When the previous day or days were not a Valuation Date, the deduction on the Valuation Date will be multiplied by the number of days since the last Valuation Date.
The charge provides a source of revenue to cover expenses we expect to incur (such as commissions) and for any other legitimate corporate purposes including keeping the charge as retained profit or using such retained profit in the future as needed to cover adverse experience we might realize, such as with respect to overhead costs or death benefit claims that eventually prove to exceed those anticipated when we set cost of insurance charges.
Charges of the Fund
The value of the assets of each Subaccount reflects the investment advisory fee and other expenses incurred by the underlying Portfolio in which the Subaccount invests. For more information on these fees and expenses, see Fee Tables.

Compensation Paid to Financial Advisors and Professionals
Compensation consists of commissions, bonuses and promotional incentives. Increases in coverage pay at a first-year commission rate of 20% to 92% of commissionable premiums paid into the Contract. Your financial advisor or professional also receives a premium based trail compensation ranging from 0% to 7.448% annually.
Your financial advisor or professional may receive asset-based compensation in the amount of 0% to 0.312% of the Accumulated Value, if eligible. If you elect a settlement option, we pay commissions to the financial advisor or professional ranging from 0% to 0.980% of the premium applied to the settlement option, if eligible.
See Distribution of the Contracts for more information.
Maintenance of Solvency
The Maintenance of Solvency provision is a legal requirement of a fraternal benefit society. The provision can come into play only when the reserves of a fraternal benefit society become impaired. That means there would be a serious concern with the financial position of the society. It is extremely unlikely that Thrivent would be in an impaired condition considering its financial position. In the extraordinary event that our reserves become impaired, you may be required to make an extra payment. This can happen only in the rare event that the insurance commissioner issued an order declaring us to be in a hazardous condition. If that happened, our Board of Directors would work with the commissioner to determine each member’s portion of the deficiency. You could submit additional funds, have the amount treated as a debt against the Contract, or take a reduction in benefits. Please be advised that a Maintenance of Solvency provision is applicable to all fraternal benefit societies, regardless of the financial position and ratings of the society. You may review our financial statements and reports from our independent public accounting firm in the Statement of Additional Information (SAI) found online at dfinview.com/Thrivent/VariableLifeB
General Description of the Contract
Ownership Changes
While the Insured is living, ownership may be changed by giving us Notice if the new Owner is eligible under our bylaws. Any Debt on the Contract will have prior claim over any assignment. The Insured will keep all membership rights and privileges.
Thrivent does not allow assignment of variable life insurance contracts to life settlement or viatical companies.
Illustrations
Your financial advisor or professional will provide you an illustration for your Contract upon your request. Illustrations show how the Death Benefit and Accumulated Value for the Contract would vary based on hypothetical future investment results. The hypothetical future investment results you choose to review in your illustrations should be based upon realistic expectations given your own individual situation. Illustrations for variable life insurance policies do not project or predict investment results. The illustrated values assume that non-guaranteed elements such as dividends, Contract charges and level investment returns will not change. The illustrated values also assume that the investment results are never a negative amount (below zero percent) even though negative investment results are likely to happen. Given the volatility of the securities markets over time, the illustrated scenario is unlikely to occur and actual values, Death Benefits, and certain expenses (which may vary with the investment performance of the Portfolios) will be more or less than those illustrated. In addition, the actual timing and amounts of payments, deductions, expenses and any values removed from the Contract will also impact product performance. Due to these variations, even a Portfolio that averaged the same return as illustrated will produce values which will be more or less than those which were originally illustrated.
Surrender Privileges
At any time before the death of the Insured, you may partially or totally surrender the Contract by giving us Notice. The Cash Surrender Value will equal the Accumulated Value less any Contract Debt and any Decrease Charge. You may elect to have the amount paid in cash or under a settlement option.

Misstatement of Age or Sex Provision
The values of this Contract are based on the Insured’s age and sex, except where otherwise required by law. If the date of birth or sex shown on the application is wrong, the proceeds payable will be adjusted to the amount that would be provided by the most recent cost of insurance charge at the correct attained age or sex.
Frequent Transfers among Variable Option s
Frequent or unusual premium payments, withdrawals or transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. In addition, frequent transactions may increase costs of the underlying fund, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund. We have policies and procedures to discourage frequent transactions. We use reasonable efforts to apply the policies and procedures uniformly.
As described in the Charges - Transfer Charge section, we impose a fee if transfers made within a given time period exceed a maximum contractual number. If we determine that you are engaging in excessive trading activity, we will request that you cease such activity immediately. If we determine that you are continuing to engage in excessive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days.
We also use a combination of monitoring Contract Owner activity and further restricting certain Contract Owner activity based on a history of frequent transactions. When monitoring Contract Owner activity, we may consider several factors to evaluate transaction activity including, but not limited to, the amount and frequency of premiums and withdrawals, the amount of time between transfers and trading patterns. In making this evaluation, we may consider transactions in multiple Contracts under common ownership or control.
We may also, without prior notice, limit, modify, restrict, suspend, or eliminate your right to continue frequent transactions. We monitor for frequent activity based upon established parameters that are applied consistently to all Contract Owners. Such parameters may include, without limitation, the length of the holding period between premium payments and withdrawals, the length of the holding period between Subaccount transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. Exceptions may apply to Dollar Cost Averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.
Although we seek to deter and prevent frequent trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Contract Owners still may be subject to their harmful effects if Thrivent is unable to detect and deter abusive trading practices.
We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Contract Owners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Contract Owners’ transfer request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable fund.
General Account
The General Account consists of all assets owned by Thrivent other than those segregated in any variable account. We may transfer to our General Account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account. Subject to applicable law, we have sole discretion over the investment of the General Account assets. You do not share directly in the investment returns of those assets.

Right to Cancel (also known as the Free Look Provision)
The Contract provides for a “free look” privilege after any increase in Face Amount.
You may cancel a requested increase in Face Amount until the latest of the following:
♦
45 days after the application for increase is signed,
♦
10 days after you receive a Contract supplement for the increase in Face Amount, and
♦
10 days after we mail or personally deliver a notice of withdrawal right to you.
Upon requesting cancellation of the increase, you will receive a refund, if you so request, or otherwise a restoration of the Contract’s Accumulated Value allocated among the Subaccount(s) of the Variable Account as if it were a Net Premium, equal to all Monthly Deductions attributable to the increase in Face Amount (including rider costs arising from the increase).
This refund or credit will be made within seven days after we receive the request for cancellation on the appropriate form. In addition, the Decrease Charge will be adjusted, if necessary, so that it will be as though no increase in Face Amount had occurred. The notice of withdrawal right upon an increase in Face Amount will include a statement of the increase in the Decrease Charge and of the Initial Monthly Administrative Charge for increases attributable to the increase in Face Amount, as well as a form for requesting cancellation of the increase during the Free Look Period.
Net Premiums paid after an increase in Face Amount will be allocated to the Subaccount(s) of the Variable Account and will not be refunded following cancellation of the increase. Contract Owners who request an increase in Face Amount should consider this in deciding whether to make any premium payments during the Free Look Period for the increase.
Addition, Deletion, Combination, or Substitution of Investments
Where permitted by applicable law and business need, we reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:
♦
Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
♦
Substitute shares of another Portfolio, which may have differences such as (among other things) different fees and expenses, objectives, and risks, for shares of an existing Portfolio in which your Subaccount invests at our discretion;
♦
Substitute or close Subaccounts to allocations of premiums or accumulated value, or both, and to existing investments or the investment of future premiums, or both, at any time in our discretion;
♦
Transfer assets supporting the Contract from one Subaccount to another or from the Variable Account to another Variable Account;
♦
Combine the Variable Account with other variable accounts, and/or create new variable accounts;
♦
Deregister the Variable Account under the 1940 Act, or operate the Variable Account as a management investment company under the 1940 Act, or as any other form permitted by law; and
♦
Modify the provisions of the Contract to reflect changes to the Subaccounts and the Variable Account and to comply with applicable law.
The Portfolios, which sell their shares to the Subaccounts, also may terminate these arrangements and discontinue offering their shares to the Subaccounts. We will not make any changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.
Income, gains and losses, whether or not realized, from the assets in each Subaccount are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. The value of the assets in the Variable Account is determined at the end of each Valuation Date.

If investment in the Fund or in any particular Portfolio is no longer possible, in our judgment it becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may close or combine any of the current Portfolios. We may close a Portfolio to new investment but continue to allow current investors to add additional premium payments, or we may combine the Portfolio with another Portfolio. The substituted investment option may have different fees and expenses. We will not make any substitutions without receiving any necessary approval of the SEC and state insurance departments, if applicable. You will be notified of any substitutions. This notification will include the name of the Portfolio being modified, the approximate date of the shareholder vote, the date any combination will be completed (if approved and if applicable), the date that the Portfolio will be closed to new investment selections, the date that funds can no longer be applied to the Portfolio and the description of where the current value will move to (if applicable) and where future premium payments (if any) will be applied. Subaccounts may be opened, closed or substituted with regard to any of the following as of any specified date: 1) existing accumulated value; 2) future payments; and 3) existing and/or future Contract Owner. The Fund sells its shares to the Subaccounts pursuant to a participation agreement and may terminate the agreement and discontinue offering its shares to the Subaccounts.
In addition, we reserve the right to make other structural and operational changes affecting the Variable Account.
We do not guarantee any money you place in the Subaccounts. The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio and fees and charges under the Contract. You could lose some or all of your money.
Suicide Exclusion Provision
If the Insured dies by suicide within two years of the effective date of an increase in the Face Amount, the death proceeds with respect to the increase are limited to the cost of insurance for the increase, plus the initial monthly charge for increases for the increase included in any Monthly Deduction(s) made.
If your Contract was issued in North Dakota, Colorado, or Missouri the suicide exclusion periods listed above are shortened to one year.
Exchange Privileges
Exchange of Increase in Face Amount
During the first 24 months following an increase in Face Amount, you may on one occasion, without evidence of insurability, exchange the amount of the increase in Face Amount for a fixed benefit permanent life insurance contract. Premiums under this new contract will be based on the same issue age and premium class of the Insured as were applied on the effective date of the increase in the Face Amount of the Contract.
Incontestability Provision
We will not contest the validity of your Contract after it has been in force during the Insured’s lifetime for two years from the Date of Issue except for:
1. Any provisions granting benefits in the event of total disability;
2. In the event of reinstatement, the validity of the Contract with regard to statements made in any application for reinstatement for two years from the effective date of that reinstatement; or
3. In the event of an increase in Face Amount, the validity of that increase with regard to statements made in an application for that increase for two years from the effective date of that increase.
Premiums

Amount and Timing of Premiums
A Contract Owner has considerable flexibility in determining the frequency and amount of premiums. All premium payments must be in U.S. dollars drawn on a U.S. bank. Generally, we do not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks, or third-party checks.
Scheduled Premiums
You selected a periodic premium payment schedule (based on a periodic billing mode of annual, semi-annual, or quarterly payment) which provides for the billing of a level premium at the specified interval. We also offer an electronic payment program. Under this program, you may make premium payments (or loan repayments) to your Contract on a regularly scheduled basis by having money automatically withdrawn from your savings or checking account, or other acceptable payment source, rather than being billed. You may set up the electronic payment program by giving us Notice.
The initial Scheduled Premium on an annualized basis is shown in the Contract as the “Planned Annual Premium”. You are not, however, required to pay Scheduled Premiums in accordance with the specified schedule. You have the flexibility to alter the amount, frequency and time period over which the premiums are paid.
Your payment of Scheduled Premiums will not guarantee that the Contract will remain in force. Instead, the duration of the Contract depends upon the Contract’s Accumulated Value and Cash Surrender Value and upon whether the Death Benefit Guarantee is in effect. See Lapse and Reinstatement for more information.
Death Benefit Guarantee Premium
The Contract states the monthly premium amount required to maintain the Death Benefit Guarantee (the “Death Benefit Guarantee Premium”). The Death Benefit Guarantee Premium is determined by us based upon a formula taking the following into account:
♦
the applicable cost of insurance charge for the Insured, using the Insured’s actual premium class;
♦
a percentage of assumed monthly Death Benefit Guarantee Premium payment together with an assumed premium processing charge;
♦
the applicable Initial Monthly Administrative Charge;
♦
the charge for any additional insurance benefits added by rider; and
♦
the Basic Monthly Administrative Charge.
Due to the factors considered in calculating these charges, the Death Benefit Guarantee Premium will vary depending upon, among other things,
♦
the Insured’s sex (in most states),
♦
the Insured’s Attained Age,
♦
the Insured’s premium class,
♦
the Face Amount,
♦
the Death Benefit Option, and
♦
which additional insurance benefits, if any, are added by rider.
The Death Benefit Guarantee Premium will change as the result of certain Contract changes, including an increase or decrease in Face Amount; a change in Death Benefit Option; a change in premium class; and an increase, decrease, addition or deletion of additional insurance benefits. Whenever the Death Benefit Guarantee Premium changes, the Contract Owner will be notified promptly of the new Death Benefit Guarantee Premium.

Premium Flexibility
Unlike some insurance contracts, the Contract frees you from the requirement that premiums be paid in accordance with a fixed premium schedule. Although you determined a Scheduled Premium (initially, on an annualized basis, this premium is called the Planned Annual Premium), you need not make premium payments in accordance with this schedule and the failure to make such payments will not in itself cause the Contract to lapse. See Lapse and Reinstatement for more information.
Subject to certain limitations, you may make premium payments in any amount at any time before age 100 (or before the Maturity Date for VUL 1 Contracts). The Contract, therefore, provides you with the flexibility to vary the frequency and amount of premium payments.
Premium Limits
IRS rules govern the tax treatment of life insurance contracts. We have the right to limit or refund a premium payment or make distributions from the Contract as necessary to continue to qualify the Contract as life insurance under federal tax law or to avoid the classification of your Contract as a MEC. If mandated under applicable law, we may be required to reject a premium payment.
In addition to excluding life insurance Death Benefits from the Beneficiary’s gross income, the Internal Revenue Code of 1986, as amended (the “Code”) also defers taxation on the income portion of the Accumulated Value, prior to receipt by the Contract Owner. To qualify for this treatment, federal tax law may limit the premiums you may pay and requires that the Accumulated Value be limited to a certain percentage of the Death Benefit. We will return the portion of any premium payment that causes the limit on premiums to be exceeded, unless the premium is required to keep the Contract in force.
We also reserve the right to request evidence of insurability or to refuse to accept any premium that would increase the Death Benefit to comply with the requirements of the Code.
Additional premium limits will apply for contracts subject to the guideline premium test. In the event of a reduction in the Face Amount, or other changes to the Contract which cause the premiums paid or the Accumulated Value to exceed the applicable limit described in the Code regarding the definition of life insurance, we will refund any excess premiums and earnings thereon (and other Accumulated Value) as necessary to comply with the limit described in the Code, and in limited circumstances we may increase the Death Benefit.
Your Contract could be classified as a MEC if premiums paid exceed certain dollar thresholds or if certain transactions are processed. Except as described below, we will apply only the portion of the premium payment(s) (including electronic payments) that will not cause the Contract to become a MEC and will return the balance to the premium payer without applying it to the Contract. The portion of the payment that is applied to the Contract will be credited as of the Valuation Date the payment was determined to be in Good Order. The premium refund to prevent MEC status may, in some situations, result in loss of the Death Benefit Guarantee (if applicable) on the Contract. See Premiums for more information.
Additionally, except as described below, a request for any transaction (such as a reduction in Face Amount) that would immediately cause the Contract to become a MEC will be deemed not in Good Order. We will notify you if a requested transaction would immediately cause your Contract to become a MEC and will not process that transaction unless and until we have received your instruction to proceed and allow MEC status.
The following exceptions apply to this MEC process:
1. If the start of the next MEC Contract Year is within 30 calendar days of the date the premium is received, and allocating all or a portion of the payment on the first day of the next MEC Contract Year will not cause the Contract to become a MEC, then:
a. upon receipt we will allocate, as described above, only the portion of the premium payment that will not cause the Contract to become a MEC; and

b. we will wait to allocate the balance of the payment that can be applied without causing your Contract to become a MEC on the first day of the next MEC Contract Year or if the first day of the next MEC Contract Year is not a Valuation Date, then the payment will be allocated as of the next following Valuation Date; and
c. we will return to the premium payer, without allocating it to the Contract, any remaining balance that, as of the first day of the next MEC Contract Year, still would have caused the Contract to become a MEC; and
d. no interest will be paid to you or the premium payer from the date of receipt of the premium payment to the date it is either allocated to your Contract or returned to you.
2. If the amount of the premium payment that can be applied to your Contract is less than $1.00, then the payment will be refunded or held according to these processes. A payment in an amount less than $1.00 will not be applied to your Contract.
3. You may also provide instructions directing us to allocate any specific premium payment and/or process any specific transaction even if MEC status will result. Those instructions must indicate that you consent to your Contract being treated as a MEC. You should consult with your tax advisor before doing so. Those instructions must be received with the applicable premium payment or transaction request that will result in MEC status. We do not allow advance elections for future premium payments or future transactions that may result in MEC status on your Contract.
For more information on MECs, see Taxes.
Allocation of Premiums and Accumulated Value
Allocation of Net Premiums
The Net Premium equals the premium paid less any Premium Expense Charges. Net Premiums are credited to the Subaccounts during the Valuation Period that they are received.
If we receive your premium before the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern Time, the time we determine the value of the Accumulation Units) on a Valuation Date, allocation occurs at the end of the day in which we receive your payment. If we receive your premium on a non-Valuation Date or after the NYSE closes, the allocation occurs as of the end of the next Valuation Date.
We allocate Net Premiums according to the premium allocation instructions on your application or most recent allocation instructions on file. The percentages of each Net Premium that may be allocated to any Subaccount of the Variable Account must be in whole numbers and the sum of the allocation percentages must be 100%. If the allocation request is not completed, is not in whole percentages, or does not total 100%, then the request will be treated as not in Good Order. We will process the allocation request when it is in Good Order. You may change your allocation for future Net Premiums without charge at any time by giving us Notice.
The values of the Subaccount(s) of the Variable Account will vary with the investment experience of the Subaccount(s) and may increase or decrease. You bear the entire investment risk. You should periodically review your allocations of premiums in light of market conditions and your overall financial objectives.
Allocation of Accumulated Value (Transfers)
You may transfer your Accumulated Value among the Subaccounts of the Variable Account by giving us Notice. The total amount that you transfer each time must be at least $50 (unless the total cash value in a Subaccount is less than $50, in which case the entire amount may be transferred). No fees are currently charged for transfers, except for VUL 1 Contracts, which are charged $20 per transfer in excess of two transfers per year. We may postpone transfers in certain circumstances. Under present law, transfers are not taxable transactions.

Special Transfer Service—Dollar Cost Averaging
You may establish a dollar cost averaging program to make periodic transfers of at least the minimum amount required from the Money Market Subaccount to one or more other Subaccounts. Transfers will be made automatically on the date you choose (except the 29th, 30th, or 31st of a month). If the remaining amount to be transferred drops below the amount you established, the entire remaining balance will be transferred on the next transfer date. Please note that when you establish a Dollar Cost Averaging (DCA) program, transfers will continue until the entire amount in the Money Market Subaccount has been depleted or until you notify us to terminate the DCA program, whichever occurs first. If the DCA transfers of your Accumulated Value have stopped and you want systematic transfers to resume from the Money Market Subaccount, you must provide us Notice and assure adequate funding in the Money Market Subaccount.
The DCA program is generally suitable for Contract Owners making a substantial deposit to the Contract and who wish to use the other Subaccount investment options, but desire to control the risk of investing at the top of a market cycle. The DCA program allows such investments to be made in equal installments over time in an effort to reduce such risk. Dollar cost averaging does not guarantee that the Variable Account will gain in value, nor will it protect against a decline in value if market prices fall. However, if a Contract Owner can continue to invest regularly throughout changing market conditions, it can be an effective strategy to help meet long-term goals. Contract Owners interested in the DCA program may obtain an application and full information concerning the program and its restrictions from us.
Timely Processing
We will process all requests in a timely fashion. Requests received prior to 4:00 p.m. Eastern Time (or sooner if the NYSE closes prior to 4:00 p.m. Eastern Time) on a Valuation Date will use the Unit Value as of the close of regular trading on the NYSE on that Valuation Date. We will process requests received after that time using the Unit Value as of the close of regular trading on the NYSE of the following Valuation Date. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.
Standard Death Benefits
As long as the Contract remains in force and death proceeds are payable, we will pay the Beneficiary upon receipt at our Service Center of all forms, requirements and due proof of the Insured’s death. The proceeds may be paid in a lump sum or under one of the settlement options set forth in the Contract. The amount payable under the designated Death Benefit Option will be reduced by any outstanding Contract Debt and any unpaid Monthly Deductions, and will be increased by any additional insurance benefits on the Insured’s life provided for in the Contract.
The amount or duration of the Death Benefit may vary with the Accumulated Value and may increase or decrease.
Except for VUL 1 Contracts, if the Insured dies at or after Attained Age 100, the amount payable will be the Cash Surrender Value on the date of death. For VUL 1 Contracts, if the Insured is living on the Maturity Date, we will pay the Accumulated Value for the Contract reduced by any Contract Debt and any unpaid Monthly Deductions, and the Contract will be terminated.
Death Benefit Options
The Contract provides two Death Benefit Options: Option A and Option B. You designate the Death Benefit Option in the application.
Option A
The Death Benefit is equal to the greater of (1) the Face Amount of the Contract plus the Accumulated Value of the Contract and (2) the Accumulated Value multiplied by the Attained Age factor shown in the following table (with the Accumulated Value in each case being determined on the Valuation Date on or next following the Insured’s date of death).

Option B
The Death Benefit is the greater of (1) the Face Amount of the Contract and (2) the Accumulated Value on the Valuation Date on or next following the Insured’s date of death multiplied by the Attained Age factor shown in the following table.
Attained Age	Factor	Attained Age	Factor
40 or less	2.50	61	1.28
41	2.43	62	1.26
42	2.36	63	1.24
43	2.29	64	1.22
44	2.22	65	1.20
45	2.15	66	1.19
46	2.09	67	1.18
47	2.03	68	1.17
48	1.97	69	1.16
49	1.91	70	1.15
50	1.85	71	1.13
51	1.78	72	1.11
52	1.71	73	1.09
53	1.64	74	1.07
54	1.57	75 to 90	1.05
55	1.50	91	1.04
56	1.46	92	1.03
57	1.42	93	1.02
58	1.38	94	1.01
59	1.34	95 to 99	1.00
60	1.30
Which Death Benefit Option to Choose
If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option A. If you are satisfied with the amount of the Insured’s existing insurance coverage and prefer to have premium payments and favorable investment performances reflected to the maximum extent in the Accumulated Value, you should select Option B.
Change in Death Benefit Option
At any time when the Death Benefit would be the Face Amount plus the Accumulated Value (if Option A is in effect) or the Face Amount (if Option B is in effect), you may change the Death Benefit Option in effect by giving us a Notice of change. No charges will be imposed to make a change in Death Benefit Option. The effective date of any such change will be the Monthly Anniversary on or next following the date we receive the Notice.
If the Death Benefit Option is changed from Option A to Option B, the Face Amount will not change and the Death Benefit will be decreased by the Accumulated Value of the Contract on the effective date of the change. These changes will generally have the effect of decreasing the net amount at risk under the Contract. In addition, if a Contract Owner changed from Option A to Option B, and then back to Option A from Option B, the resulting Face Amount and net amount at risk under Option A would generally be lower as a result of the intervening change to Option B.

If the Death Benefit Option is changed from Option B to Option A, the Death Benefit will not change and the Face Amount will be decreased by the Accumulated Value of the Contract on the effective date of the change. However, this change may not be made if it would reduce the Face Amount to less than $5,000. For VUL 1 Contracts, this change may not be made if it would reduce the Face Amount to less than the Minimum Face Amount.
A change in Death Benefit Option may have tax consequences, depending on the circumstances. See Taxes for more information.
If a change in Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Code for life insurance, we will not effect the change.
A change in Death Benefit Option may affect the monthly cost of insurance charge because this charge varies with the net amount at risk—that is, in general, the Death Benefit less the Accumulated Value. Changing from Option A to Option B will generally decrease the net amount at risk, thereby reducing the cost of insurance charges. Changing from Option B to Option A will generally result in a net amount at risk that remains level. Such a change from Option B to Option A, however, will result in an increase in the cost of insurance charges over time because the net amount at risk will (unless the Death Benefit is based on the applicable percentage of Accumulated Value) remain level rather than decreasing as the Accumulated Value increases.
How Death Benefits May Vary in Amount
The Death Benefit may vary with the Contract’s Accumulated Value and the Accumulated Value may increase or decrease. The Death Benefit under Option A will always vary with the Accumulated Value because the Death Benefit equals the greater of (1) the Face Amount plus the Accumulated Value and (2) the Accumulated Value multiplied by the Attained Age factor shown in the foregoing table. Under Option B, the Death Benefit will only vary with the Contract’s Accumulated Value whenever the Accumulated Value multiplied by the Attained Age factor exceeds the Face Amount of the Contract. Death Benefit may also vary based on the age of the Insured on the date of death.
Ability to Change Face Amount
Subject to certain limitations (see “Decreases” and “Increases” below), you may increase or decrease your Contract’s Face Amount. The effective date of the increase will be the date shown on the supplemental schedule page that we will mail you. The effective date of the decrease will be the Monthly Anniversary on or next after we receive Notice. An increase in Face Amount may have tax consequences. See Taxes for more information. The effect of changes in Face Amount on Contract charges, as well as certain additional considerations, are described below.
Increases
An increase in the Face Amount will generally affect the total net amount at risk and may affect the portion of the net amount at risk covered by various premium classes (if multiple premium classes apply), both of which may affect your monthly insurance charges.
An increase in the Face Amount will also increase the Decrease Charge and will result in the imposition of a new Initial Monthly Administrative Charge for increases (which is included in the Monthly Deduction) as of the Monthly Anniversary when the increase becomes effective.
You may not request an increase in Face Amount for less than $25,000 (or $10,000 for VUL 1 Contracts). You may increase the Face Amount at any time before the Contract Anniversary on or next after the Insured’s 85th birthday (or 80th birthday for VUL 1 Contracts). To obtain an increase, you must submit an application for the increase. We may require that additional evidence of insurability be submitted with any request for an increase. An increase need not be accompanied by an additional premium, but we will continue to deduct any Premium Expense Charges from any premiums paid and will deduct other charges associated with the increase from Accumulated Value.

After increasing the Face Amount, you will have the right (1) during a Free Look Period, to have the increase cancelled and receive a credit or refund, and (2) during the first 24 months following the increase, to exchange the increase in Face Amount for a fixed benefit permanent life insurance contract issued by us, subject to the same conditions and principles as apply to an exchange of the entire Contract for such a new contract. See Right to Cancel (also known as the Free Look Provision) and Exchange Privileges for more information.
Unless the Death Benefit Guarantee is in effect, on the effective date of an increase the Accumulated Value must be sufficient to cover any Contract Debt and any Decrease Charge (including the additional Decrease Charge arising from the requested increase) and the Monthly Deduction due on that date. In other words, on that date, taking the increase into account, the Cash Surrender Value before the Monthly Deduction must be equal to or greater than the amount of the Monthly Deduction then due. If the existing Accumulated Value at the time of a requested increase does not result in a sufficient Cash Surrender Value after the increase, you may have to make additional premium payments to increase the Accumulated Value and thereby increase the Cash Surrender Value sufficiently.
If the Death Benefit Guarantee is in effect, the Cash Surrender Value after the increase before the Monthly Deduction may be less than the Monthly Deduction then due, even though the Death Benefit Guarantee Premium will be increased as a result of any requested increase in Face Amount.
Decreases
A decrease in the Face Amount may affect the total net amount at risk and the portion of the net amount at risk covered by various premium classes, both of which may affect your monthly insurance charges.
A decrease in the Face Amount may result in the partial imposition of the Decrease Charge as of the Monthly Anniversary on which the decrease becomes effective. Whenever the Decrease Charge is imposed in part in connection with a requested decrease in Face Amount, the Initial Monthly Administrative Charge will be reduced proportionately to take into account the amount of the Deferred Administrative Charge included in the Decrease Charge then imposed.
If the Death Benefit Guarantee is in force, then on the effective date of any requested decrease in Face Amount the Accumulated Value less any Contract Debt must be sufficient to cover the Decrease Charge imposed in connection with the requested decrease and the Monthly Deduction due on that date. If the Death Benefit Guarantee is not in force, then the Cash Surrender Value must be sufficient to cover the Monthly Deduction due on that date. If these requirements are not satisfied, we will not execute the requested decrease in Face Amount.
The Face Amount in force after any requested decrease may not be less than the Minimum Face Amount. Also, to the extent a decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, we will not execute the decrease. See Amount and Timing of Premiums—Premium Limitations for more information.
As discussed previously, if the Death Benefit Option is changed from Option B to Option A, the Death Benefit will not change and the Face Amount will be decreased by the Accumulated Value of the Contract on the effective date of the change. However, this change may not be made if it would reduce the Face Amount to less than $5,000. For VUL 1 Contracts, this change may not be made if it would reduce the Face Amount to less than the Minimum Face Amount stated on your Contract schedule page.
For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in force in the following order: (1) the Face Amount provided by the most recent increase; (2) the next most recent increases successively; and (3) the initial Face Amount. If you request a decrease in Face Amount, that part of any Decrease Charge applicable to the decrease will reduce the Accumulated Value attributable to the Contract and the Decrease Charge will be reduced by this amount. See Charges for more information.

Net Amount at Risk
You may increase or decrease the net amount at risk provided by the Contract which is, in general, the difference between the Death Benefit and the Accumulated Value, in one of several ways as insurance needs change. These include:
♦
increasing or decreasing the Face Amount,
♦
changing the level of premium payments, and
♦
to a lesser extent, making a partial surrender under the Contract.
Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:
♦
A decrease in the Face Amount will, subject to the applicable percentage limitations, decrease the net amount at risk without reducing the Accumulated Value (except for the deduction of any Decrease Charge applicable to the decrease). If the Face Amount is decreased, the Monthly Deduction generally will decrease as well, but any Decrease Charge then applicable will be imposed in part upon a requested decrease in Face Amount. See Charges for more information.
♦
An increase in the Face Amount (which may require satisfactory evidence of insurability) will likely increase the net amount at risk, depending on the amount of Accumulated Value and the resultant applicable percentage limitation. See “Increases” in this section. If the net amount at risk is increased, the Monthly Deduction will increase as well.
♦
Under Death Benefit Option A, until the Accumulated Value multiplied by the Attained Age factor exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the net amount at risk as long as premium payments are sufficient to keep the Contract in force. See Lapse and Reinstatement for more information.
♦
Under Death Benefit Option B, until the Accumulated Value multiplied by the Attained Age factor exceeds the Face Amount, an increased level of premium payments will generally reduce the net amount at risk.
♦
Under either Death Benefit Option, if the Death Benefit is the Accumulated Value multiplied by the Attained Age factor, then an increased level of premium payments will increase the net amount at risk.
♦
A partial surrender will reduce the Death Benefit. However, it has a limited effect on the charges under the Contract, because the partial surrender will affect the net amount at risk only when the Death Benefit is based on the Accumulated Value multiplied by the Attained Age factor. The primary use of a partial surrender is to withdraw Accumulated Value. Furthermore, it results in a reduced amount of Accumulated Value and increases the possibility that the Contract will lapse.
The techniques described in this section for changing the amount of insurance protection under the Contract (for example, changing the Face Amount, making a partial surrender, and changing the amount of premium payments) must be considered together with the other restrictions and considerations described elsewhere in this prospectus.
Abandoned Property Requirements
Every state has unclaimed property laws which generally declare insurance contracts to be abandoned after a period of inactivity. This period of inactivity is generally defined by states as three to five years from the Contract’s maturity date, the date the Death Benefit is due and payable, or in some states, the date the insurer learns of the death of the Insured. For example, if the payment of the Death Benefit has been triggered, but, if after a thorough search and the passing of the state defined period of inactivity, we are still unable to locate the Beneficiary, or if the Beneficiary does not come forward to claim the Death Benefit proceeds, the Death Benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the Death Benefit proceeds if your Beneficiary steps forward to claim them with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. Please contact your financial advisor or professional or call (800) 847-4836 for assistance in making such changes.

Other Benefits Available Under the Contract
In addition to the standard death benefits associated with your Contract, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.
Name of Benefit	Purpose	Is Benefit Standard or Optional	Brief Description of Restrictions/Limitations
Accidental Death Rider	Provides an additional Death Benefit when the Insured dies from accidental bodily injury.	Optional	♦ Amount of coverage is subject to limits. ♦ Terminates at age 70.
Disability Waiver Rider	In the event of your disability, we will either credit the amount you select or pay your monthly deductions until the earlier of your age 100 or your recovery from disability.	Optional	♦ Can be issued at ages 0-60. ♦ Terminates at age 65.
Spouse Insurance Rider	In the event of your disability, this rider provides a level amount of term life insurance on the spouse of the Insured.	Optional	♦ Can be issued at ages 0-59. ♦ Terminates at age 76. ♦ Not available to add.
Child Insurance Rider	This rider provides term life insurance on the Insured’s children.	Optional	♦ Terminates upon the child’s 21st birthday.
Guaranteed Increase Rider
This rider guarantees the owner the option to
increase the Face Amount of the Contract
without proof of insurability on each of several
fixed increase option dates, or on alternate
additional increase option dates.
		Optional	♦ Coverage under this rider terminates on the earlier of the Contract Anniversary after the Insured’s 43rd birthday or when the maximum number of increase options have been exercised.
Cost of Living Rider	This benefit essentially adjusts the Face Amount of the Contract and, correspondingly, your premium payments to keep pace with the Consumers’ Price Index.	Optional	♦ This benefit terminates at the earlier of your Age 65, 20 Contract Years or until the initial Face Amount doubles.
Accelerated Benefits Rider
This benefit pays a portion of the Death
Benefit when requested if the Insured has a
life expectancy of 12 months or less or has
been in a nursing home for at least six
consecutive months and is expected to
remain there for the rest of his or her life.
		Standard	♦ Any assignee, irrevocable beneficiary or other party with ownership rights must consent to payment of the Accelerated Benefit.
Accelerated Death Benefit for Terminal Illness Rider	This rider pays a portion of the Death Benefit when requested if the Insured has a life expectancy of 24 months or less in most states.	Standard	♦ Any assignee, irrevocable beneficiary or other party with ownership rights must consent to payment of the Accelerated Benefit.
Examples
Accidental Death Benefit Rider (Optional)
A Contract is issued to an Insured at age 45, with a Face Amount of $250,000 and the Accidental Death Benefit rider is elected for $100,000. The Insured is underwritten and given Preferred Nontobacco risk class on the base coverage and standard rating on the rider. The charges for the rider are included in the Monthly Deductions collected for the next several years. At the Insured’s age 57, he is killed in a vehicle collision. The cause of death is ruled accidental. His Beneficiaries received the death proceeds of $250,000 base coverage and $100,000 Accidental Death Benefit coverage, for a total of $350,000.

Disability Waiver Rider (Optional)
A Contract is issued to an Insured at age 45, with a Face Amount of $250,000 and the Monthly Deduction is chosen for the Disability Waiver. The Insured is underwritten and given Preferred Nontobacco risk class on the base coverage and standard rating on the waiver. The charges for the waiver benefit are included in the Monthly Deductions collected for the next several years. At the Insured’s age 52, he is injured in an accident on April 1st and is unable to work. The Insured submits a waiver claim, which is reviewed and approved, effective October 1st (6 months after disability). The accumulated value of the Contract is incremented by the amount of the Monthly Deductions for those 6 months, and Monthly Deductions are waived from that date forward. The Insured submits regular proof of his disability. After 15 months of waived deductions, the Insured recovers sufficiently to begin a new occupation. The Monthly Deductions begin again after his recovery. The waiver rider expires when the Insured reaches age 65.
Spouse Insurance Rider (Optional)
A Contract is issued to an Insured at age 45, with a Face Amount of $250,000, with a Preferred Nontobacco risk class. A spouse rider is included at issue on the Insured’s wife, also age 45, for $125,000. The charges for the spouse term rider are included in the Monthly Deductions collected for the next several years. As the spouse approaches age 70, they decide not to convert her coverage, as the term coverage continues to meet their needs. The spouse becomes ill a few years later and dies at age 72. The $125,000 is paid out to her Beneficiary. The spouse term rider terminates when her death claim is paid.
Child Insurance Rider (Optional)
A Contract is issued to an Insured at age 45, with a Face Amount of $250,000, and a $15,000 child insurance rider is chosen. Two children are named to be covered by the rider, ages 10 and 12. The charges for the child insurance rider are included in the Monthly Deductions collected for the next several years. When each child reaches age 21, they are informed of eligibility to purchase coverage without underwriting. Each child decides to utilize this option. The older child takes out a $75,000 Universal Life Contract, and the other child takes out a $75,000 Whole Life Contract. The child rider terminates when the second child uses the purchase option.
Guaranteed Increase Rider (Optional)
A Contract is issued to an Insured at age 12, with an initial Face Amount of $25,000 and a GIO rider of $25,000. The Insured’s risk class at issue is Standard Nontobacco, so all GIO increases will be at this risk class, with no additional underwriting. In this example, the Owner accepts the GIO at the Option Dates at the times that the Insured is ages 18, 22, and 25. The Face Amount in total is then $100,000 after these increases (initial $25,000 + 3 increases of $25,000 each). At age 27, the Insured uses a Special Option at the time of marriage, bringing the total Face Amount to $125,000. The next Option at age 28 is skipped, and the Owner declines the Option at ages 31, 34 and 37. The Options are accepted at ages 40 and 43. With these 2 increases of $25,000 each, the total Face Amount is $175,000 after the last increase, and the GIO expires.
Cost of Living Rider (Optional)
A Contract is issued to an Insured at age 45, with a Face Amount of $250,000 and the Cost of Living Adjustment Benefit. There is no charge for including this COLA rider. The Insured is underwritten and given Preferred Nontobacco risk class on the base coverage. On each Contract Anniversary, the Owner is informed of the amount that the coverage will increase. The Owner is given the option to decline the increase, which will terminate the COLA rider. The amount of each increase is determined by the CPI rate from the previous year. The Owner chooses to continue to accept all increases, and the amount of coverage continues to increase. The Cost of Insurance rates charged reflect these increases. The waiver rider expires when the insured reaches age 65. At that time, his coverage has increased by a total Face Amount of $371,400. The Face Amount remains at this amount until the Insured’s death.
Accelerated Benefits Rider (Standard)
A Contract is issued to an Insured at age 45, with a Face Amount of $250,000 and the Accelerated Death Benefit rider is automatically included. There is no charge for including this rider. The Contract continues for several years, with regular scheduled payments made and Monthly Deductions collected. When the Insured is age 68, he is diagnosed with a terminal illness. A claim is submitted to accelerate the entire Death Benefit, to pay for his medical care. The claim processing includes obtaining a certification from a qualified physician, which indicates that the Insured’s diagnosis is terminal and his expected life expectancy is within 12 months or has been confined in a nursing home for at least six consecutive months and confinement is expected to continue for the lifetime of the Insured. A calculation is made to determine the present value of the Death Benefit, less a $150 processing fee. The Contract is terminated when that accelerated payment is made.
Accelerated Death Benefits for Terminal Illness Rider (Standard)
A contract is issued to an Insured at age 45, with a Face Amount of $250,000 and the Accelerated Death Benefit rider is automatically included. There is no charge for including this rider. The Contract continues for several years, with regular scheduled payments made and Monthly Deductions collected. When the Insured is age 68, he is diagnosed with a terminal illness. A claim is submitted to accelerate the entire Death Benefit, to pay for his medical care. The claim processing includes obtaining a certification from a qualified physician, which indicates that the insured’s diagnosis is terminal and his expected life expectancy is within 24 months. A calculation is made to determine the present value of the Death Benefit, less a $150 processing fee. The contract is terminated when that accelerated payment is made.
Surrenders and Withdrawals
Surrender Privileges
At any time before the death of the Insured, you may partially or totally surrender the Contract by giving us Notice. The Cash Surrender Value will equal the Accumulated Value less any Contract Debt and any Decrease Charge. You may elect to have the amount paid in cash or under a settlement option.
Full Surrender
At any time while the Contract is in force and the Insured is living, you may surrender this Contract by sending Notice to our Service Center while the Insured is living. If you surrender your Contract, the surrender will be effective on the day we receive Notice.
Following a full surrender, you will receive the Cash Surrender Value from the Contract. As an alternative to receiving the Cash Surrender Value, at any time while the Insured is living (and before Attained Age 100) you may surrender this Contract and elect to apply the Cash Surrender Value as a single premium to purchase Paid-Up Life Insurance on the Insured.
A full surrender may result in a Decrease Charge if you have made increases to your Face Amount depending on how much time has passed since you made the increase(s).
A full surrender will result in a Cash Surrender Value of $0, a Face Amount of $0 and a Death Benefit of $0. Insurance coverage ceases on the effective date of the surrender and the coverage cannot be reinstated.
A full surrender of your Contract may have tax consequences.
Partial Surrender
Except as noted below, you may surrender the Contract in part for any amount, as long as the amount of the partial surrender is at least $500 and as long as the remaining Cash Surrender Value is not less than $500 (in each case with the Cash Surrender Value being determined on the day Notice is received by us, or if this is not a Valuation Date, the next following Valuation Date). The amount surrendered, including any surrender charge, will be deducted from the Subaccount(s) of the Variable Account in the same proportion that your Accumulated Value in the respective Subaccount(s) bears to the Contract’s total Accumulated Value in the Subaccount(s) at that time (you may select a different allocation basis with our approval). A surrender charge of $25 may be deducted by us from the amount withdrawn and Decrease Charge may apply as a result of any reduction in the Face Amount. For a discussion of certain limitations and considerations applicable to partial surrenders, see Partial Surrenders—Certain Other Considerations below.

Partial Surrenders—Certain Other Considerations
The amount of any partial surrender will, subject to certain exceptions, be deducted from cumulative premium payments in determining whether the requirements for the Death Benefit Guarantee have been satisfied. As a result, a partial surrender could result in termination of the Death Benefit Guarantee.
Because a partial surrender can affect the Face Amount and the Death Benefit (as described in this section), a partial surrender may also affect the net amount at risk under a Contract. The net amount at risk is, in general, the difference between the Death Benefit and the Accumulated Value and will be used in calculating the cost of insurance protection provided under the Contract.
We will not execute a request for partial surrender if or to the extent the requested partial surrender would reduce the Face Amount below $5,000. For VUL 1 Contracts, we will not execute a request for partial surrender if or to the extent the requested partial surrender would reduce the Face Amount below the Minimum Face Amount. Also, if a partial surrender would decrease the Face Amount, to the extent that the partial surrender would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, we will not effect such partial surrender.
Effect of Partial Surrenders on Face Amount and Death Benefit
A partial surrender will always decrease the Death Benefit and may also decrease the Face Amount. As described below, the effect of a partial surrender on the Death Benefit and the Face Amount may vary depending upon the Death Benefit Option in effect and whether the Death Benefit is based on the applicable percentage of Accumulated Value.
Option A – Effect of Partial Surrenders
The effect of a partial surrender on the Face Amount and Death Benefit under Option A can be described as follows. The Face Amount will never be decreased by a partial surrender. A partial surrender will, however, always decrease the Death Benefit under Option A by one of the following amounts:
♦
If the Death Benefit equals the Face Amount plus the Accumulated Value, a partial surrender will reduce the Accumulated Value by the amount of the partial surrender and thus the Death Benefit will also be reduced by the amount of the partial surrender.
♦
If the Death Benefit immediately prior to the partial surrender is based on the Accumulated Value multiplied by the applicable factor, the Death Benefit will be reduced to equal, the greater of (a) the Face Amount plus Accumulated Value after deducting the partial surrender and (b) the Death Benefit based on the Accumulated Value multiplied by the applicable factor after deducting the partial surrender.
Option B – Effect of Partial Surrenders
The effect of a partial surrender on the Face Amount and Death Benefit under Option B can be described as follows:
♦
If the Death Benefit equals the Face Amount, a partial surrender will reduce the Face Amount and the Death Benefit by the amount of the partial surrender.
♦
If the Death Benefit is based on the Accumulated Value multiplied by the applicable factor and the amount of the partial surrender multiplied by the applicable factor is less than the Death Benefit immediately prior to the partial surrender minus the Face Amount at that time, the Face Amount will not be reduced and the Death Benefit will be reduced by the amount of the partial surrender multiplied by the applicable factor.
♦
If the Death Benefit immediately prior to the partial surrender is based on the Accumulated Value multiplied by the applicable factor and the amount of the partial surrender multiplied by the applicable factor exceeds the Death Benefit immediately prior to the partial surrender minus the Face Amount at that time, the Face Amount will be reduced by an amount equal to (a) minus (b) where:
(a)is the amount of the partial surrender, and
(b)is the result obtained by dividing (i) by (ii) where:
(i)is the difference between the Death Benefit and the Face Amount immediately prior to the partial surrender, and

(ii)is the applicable factor.
The Death Benefit will be reduced to equal the Face Amount after the partial surrender.
Postponement of Payments
We typically process any surrender, partial surrenders, Death Benefit, loan, transfer or settlement option within 7 days after receipt of all applicable written and telephone requests and/or proof of death of the Insured. We may postpone payment of any amount due from the Variable Account for a surrender, partial surrenders, transfer, loan or on the death of the Insured whenever:
♦
the New York Stock Exchange is closed or trading is otherwise restricted;
♦
the SEC has determined that an emergency exists;
♦
the SEC requires that trading be restricted; or
♦
the SEC, by order, permits such postponement for the protection of Contract Owners.
We may also place a temporary hold on the disbursement of redemption proceeds, in accordance with the terms and conditions of SEC No-Action Relief under the Redemption Requirements of Section 22(e) of the Investment Company Act of 1940.
Under applicable anti-money laundering rules and other regulations, certain transactions may be suspended, restricted or cancelled and any proceeds may be withheld.
Loans
General
While the Insured is living, you may, by giving Notice, obtain a loan from us using your Contract as a security for the loan. You may at any time after the Contract Date obtain Contract loans in an amount not exceeding in the aggregate 90% of the excess of Accumulated Value over any Decrease Charge on the date of any loan. The minimum amount of a loan for a VUL 1 Contract is $100. Loans have priority over the claims of any assignee or other person. The loan may be repaid in full or in part at any time while the Insured is living.
As used in this prospectus, the term “Loan Amount” means the sum of all unpaid Contract loans (including any prepaid loan interest added to the then outstanding Loan Amount), and the term “Debt” means the sum of all unpaid Contract loans less any unearned prepaid loan interest. The Loan Amount is used in calculating whether the requirement for the Death Benefit Guarantee has been satisfied. Contract Debt is used to calculate the Contract’s Cash Surrender Value and the amount of Death Benefit proceeds payable to the Beneficiary. In some cases, Contract Debt is used to determine whether the Contract will lapse.
Allocation of Contract Loan
We will allocate a Contract loan among the Subaccounts of the Variable Account in the same proportion that your Contract’s Accumulated Value in each Subaccount bears to the Contract’s total Accumulated Value in the Variable Account, as of the day on which the request is received or, if that is not a Valuation Date, on the next following Valuation Date. With our approval, you can select a different allocation.
Loans will normally be paid within seven days after receipt of Notice. Postponement of loans may take place under certain circumstances.

Interest
The loan interest rate charged is 7.4% per year, as calculated in advance. Interest on any loan will be charged at that rate or its equivalent, 8.0% calculated in arrears. If interest is not paid when due, it will be added to the loan balance and will bear interest at the same rate.
Effect of Contract Loans
Accumulated Value equal to the portion of the Contract loan allocated to each Subaccount will be transferred from the Subaccount to the Loan Account, thereby reducing the Contract’s Accumulated Value in that Subaccount.
As long as the Contract is in force, accumulated value in the Loan Account will be credited with interest at an effective annual rate of 7% in arrears. No additional interest will be credited to these assets. The interest earned during a Contract Month will be credited at the end of the Contract Month. Any interest credited will be allocated to the Subaccount(s) in proportion to the Accumulated Value in the respective Subaccounts.
Although Contract loans may be repaid at any time, Contract loans will permanently affect the Contract’s potential Accumulated Value and Cash Surrender Value and may permanently affect the Death Benefit under the Contract. The effect on Accumulated Value and Death Benefit could be favorable or unfavorable depending on whether the investment performance of the Accumulated Value in the Subaccount(s) is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Contract under which no loan is made, values under the Contract will be lower when such interest credited is less than the investment performances of assets held in the Subaccount(s). In addition, the Death Benefit proceeds will be reduced by the amount of any outstanding Contract Debt.
The amount of any Contract loan will, subject to certain exceptions, be deducted from cumulative premium payments in determining whether the requirements for the Death Benefit Guarantee have been satisfied. As a result, a Contract loan could result in termination of the Death Benefit Guarantee.
Repayment of Contract Debt
You may repay Debt at any time while the Insured is living. All loan repayments must be in U.S. dollars drawn on a U.S. bank. Generally, we do not accept cash, starter checks (checks without preprinted registration), traveler’s checks, credit card courtesy checks, or third party checks. If not repaid, we will deduct Debt from any proceeds payable under the Contract. As Debt is repaid, your Contract’s Accumulated Value held in the Subaccount(s) of the Variable Account will be restored. We will allocate the amount of such repayment to the Subaccount(s) of the Variable Account in the same proportion that the Contract’s Accumulated Value in a Subaccount bears to the Contract’s total Accumulated Value in the Variable Account (you may select a different allocation basis with our approval).
When the entire Debt is repaid, interest that would be credited upon the assets held in the Loan Account during the period from the last Monthly Anniversary to the date of repayment will also be allocated to the Subaccount(s) in the same proportion as Debt repayments will be allocated. We will allocate the repayment of Debt as of the date on which the repayment is received or, if that is not a Valuation Date, on the next following Valuation Date.
Tax Considerations
Under the Technical and Miscellaneous Revenue Act of 1988, any loans taken from a MEC, as well as interest accruing on the loans, will be treated as a taxable distribution to the extent there is gain in the Contract. In addition, with certain exceptions, a 10% additional income tax penalty may be imposed on the portion of any loan and loan interest that is included in income. See Taxes for additional information.
Lapse and Reinstatement

Lapse
Your failure to make a Scheduled Premium payment will not itself cause a Contract to lapse. Subject to the Death Benefit Guarantee, lapse will only occur when:
♦
the Cash Surrender Value is insufficient to cover the Monthly Deduction; or
♦
Contract Debt exceeds the Accumulated Value less any Decrease Charge; and
♦
in either case if a grace period expires without a sufficient payment.
Even if the Cash Surrender Value is insufficient to cover the Monthly Deduction, the Contract will not lapse if the Death Benefit Guarantee is in effect.
Because unearned prepaid loan interest will not be included in Contract Debt, the Cash Surrender Value will always include any unearned prepaid loan interest. This means that, in effect, unearned prepaid loan interest will be applied to keep the Contract in force because this amount will be available to pay the Monthly Deduction and because the premium for the Contract will not be in default until the Cash Surrender Value is insufficient to cover the Monthly Deduction. Any payment you make after unearned prepaid loan interest has been applied in this manner will first be used to replace unearned prepaid loan interest so applied.
The Contract provides for a 61-day grace period that is measured from the date on which we send notice. Thus, the Contract does not lapse, and the insurance coverage continues, unless the grace period expires and we have not received the required amount. We will send you notice on or after the Monthly Anniversary on which (1) the Cash Surrender Value is insufficient to pay the Monthly Deduction chargeable on the Monthly Anniversary or (2) the Contract Debt exceeds the Accumulated Value less any Decrease Charge and the Death Benefit Guarantee is not in effect. The notice will specify the payment required to keep the Contract in force and the termination date.
In order to prevent lapse, you must during the grace period make the required premium payment or make the required loan repayment as stated in the notice. Failure to make a sufficient payment within the grace period will result in lapse of the Contract without value.
For all VUL 1 Contracts and all Contracts  except those issued in New Jersey, at the commencement of the grace period, we will transfer your Contract’s Accumulated Value attributable to the Variable Account (that is, the Accumulated Value in excess of the amount held in the Loan Account) into our General Account. For Contracts issued in New Jersey, if the Contract enters the grace period, any Accumulated Value in the Subaccount(s) will be transferred to the General Account and will be credited with interest at an effective annual rate of 4.5% from the commencement of the grace period to the date we receive the required payment. If you make sufficient payments during the grace period to avoid lapse of the Contract, then any Accumulated Value in excess of the amount to be held in the Loan Account will be reallocated to the Variable Account upon receipt of such payments. The amount reallocated to the Variable Account will be reduced by the amount of any Monthly Deductions not paid during the grace period. The amount allocated to the Variable Account will be allocated among the Subaccount(s) in the same proportion as the Accumulated Value was transferred to the General Account from the Subaccount(s) at the commencement of the grace period.
If a sufficient payment is made during the grace period, we will allocate Net Premiums among the Subaccount(s) according to the current Net Premium allocation and then any amount required to pay unpaid Contract charges will be deducted.
If the Insured dies during the grace period, the proceeds under the Contract will equal the amount of the Death Benefit and any additional life insurance benefits on the Insured provided by rider as of the Monthly Anniversary on or immediately preceding the commencement of the grace period, reduced by any Contract Debt and the amount needed to cover the Monthly Deduction through the month of death.
If the Contract lapses, a tax may result.

If a sufficient payment is not made during the grace period, the Contract will lapse without value and insurance coverage will end as of the expiration of the grace period. The Contract will have no Accumulated Value or Cash Surrender Value upon termination of the Contract. Reinstatement within 90 days of lapse and within the same calendar year as the lapse is most beneficial for minimizing related taxes.
On any Monthly Anniversary when the Death Benefit Guarantee is in effect, the Contract will not lapse.
Reinstatement
Unless a Contract has been surrendered, it may be reinstated within five years after 1) the date the grace period ends if, on that date, the Contract terminated; or 2) the Contract terminated under the Termination from Excess Loan contract provision. You may reinstate the Contract by submitting the following items to us:
♦
Written application for reinstatement;
♦
Evidence of insurability satisfactory to us;
♦
Payment or reinstatement of any Contract Debt that existed on the date the grace period expired; and
♦
A payment that is sufficient to cover:
(1)payment of any unpaid Monthly Deductions for the grace period; and
(2)a premium repayment sufficient to increase Cash Surrender Value (that is, the Accumulated Value less any Contract Debt and any Decrease Charge) to an amount at least equal to the Monthly Deductions and interest on Contract loans for the next two Contract Months, based on Unit Values on the date of reinvestment.
The amount of your Cash Surrender Value on the date of reinstatement will equal the Accumulated Value on that date less any reinstated Contract Debt and any reinstated Decrease Charge. The amount of Accumulated Value on the date of reinstatement will equal:
♦
the Accumulated Value as of the expiration of the grace period before termination of the Contract; plus
♦
any premiums received at the time of reinstatement, reduced by any Premium Expense Charges; less
♦
any Monthly Deductions and any loan interest due for the grace period; less
♦
the Monthly Deduction for the next Contract Month.
Contract charges will, in effect, be calculated and reinstated on a reinstated Contract as if the Contract had been reinstated effective as of the expiration of the grace period. Any Decrease Charge and any Initial Monthly Administrative Charge that applied to the Contract at the expiration of the grace period will be reinstated. The period of time from Contract lapse until Contract reinstatement will not be taken into account in determining when the 15-year-time periods for the Decrease Charge and the Initial Monthly Administrative Charge expire or in determining when the first Contract Year expires for the purpose of calculating the Contingent Deferred Sales Charge. Moreover, the Monthly Deductions and any loan interest that would have otherwise been payable during the grace period must be paid before reinstatement.
The effective date of reinstatement will be the date on which the reinstatement application was approved.
A Contract that is reinstated more than 90 days after lapse has a higher likelihood of becoming a MEC. See Taxes for more information.
The Death Benefit Guarantee cannot be reinstated after lapse of the Contract.
Taxes

General
The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.
This discussion generally does not address state or local tax consequences associated with the purchase of the Contract. In addition, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT—FEDERAL, STATE OR LOCAL—OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.
Estate, Gift and Generation-Skipping Transfer Tax Considerations
The transfer of the Contract or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation skipping transfer taxes. For example, the transfer of the Contract to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Contract Owner may have generation-skipping transfer tax consequences in addition to gift and estate tax consequences under federal tax law.
The individual situation of each Contract Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Contract proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes. If this Contract is used with estate and gift tax planning in mind, you should consult with your tax advisor as to the most up-to-date information as to federal estate, gift, and generation skipping tax rules.
Tax Status of the Variable Account
We are treated as the owner of the assets of the Variable Account for federal tax purposes. Also, the Variable Account is not separately taxed as a “regulated investment company” under the Code. Both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without tax under current law. We reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that are incurred and that we determine to be properly attributable to the Variable Account or the Contract. We will promptly notify you of any such charge.
Taxation of the Contract—In General
Tax Status of the Contract
Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. Under this section of the Code, a Contract must satisfy either the Cash Value Accumulation Test or the Guideline Premium Test. While the requirements of this section of the Code are complex and limited guidance has been provided from the Internal Revenue Service (the “IRS”) or otherwise, Thrivent believes that the Contract will meet the current statutory definition of life insurance, which places limitations on the Accumulated Values under both the Cash Value Accumulation Test and Guideline Premium Test, and premiums under the Guideline Premium Test, that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Contract will generally be excludable from the Beneficiary’s gross income, and gains and other income credited under the Contract will not be taxable unless certain withdrawals are made (or deemed to be made) from the Contract prior to the Insured’s death, as discussed below. This tax treatment generally will only apply, however, if (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations, and (2) Thrivent, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as a life insurance contract for federal income tax purposes and the Contract Owner would generally be taxed currently on the income on the Contract (as defined in the tax law). We expect that the Subaccounts of the Variable Account, through the Portfolios, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.
In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners’ gross income on a current basis. The IRS has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The ownership rights under the Contract are similar to, but differ in certain respects from, the ownership rights described in certain other IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Contract has the choice of more investment options to which to allocate premium payments and the Accumulated Value than were addressed in such rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We, therefore, reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.
The remainder of this discussion assumes that the Contract will be treated as a life insurance contract for federal tax purposes.
Tax Treatment of Death Benefits
In general, the amount of the death proceeds payable from a Contract by reason of the death of the Insured is excludable from gross income under section 101 of the Code. Certain transfers of the Contract for valuable consideration, however, may result in a portion of the death proceeds being taxable.
If the death proceeds not received in a lump sum and is, instead, applied under certain settlement options (other than settlement option 1), generally payments will be prorated between amounts attributable to the death proceeds, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death), which will be includible in the Beneficiary’s income. If the death proceeds applied under settlement option 1, the interest credited will be currently includible in the Beneficiary’s income.
Death proceeds may be subject to state and/or federal estate and/or inheritance tax. The entire amount of death proceeds will be included in the taxable estate of an Insured if the Insured possesses control (referred to as “incidents of ownership”) over the Contract at the time of death or control has not been transferred more than three years prior to death. Many factors determine if an estate is subject to estate and/or inheritance tax such as the size of the taxable estate, timing of death and the applicable state law.
Tax Deferral During Accumulation Period
Under existing provisions of the Code, except as described below, any increase in a Contract’s Accumulated Value is generally not taxable to the Contract Owner unless amounts are received (or are deemed to be received) from the Contract prior to the Insured’s death. Amounts received (or deemed to be received) from the Contract are treated as ordinary income for tax purposes. If there is a full surrender of the Contract, an amount equal to the excess of the amount received over the “investment in the contract” will generally be includible in the Contract Owner’s income. The “investment in the contract” generally is the aggregate premiums and other consideration paid for the Contract, less the aggregate amount received under the Contract previously to the extent such amounts received were excludable from gross income.

Similarly, for VUL 1 Contracts, if the Insured is living on the Maturity Date, the amount payable on that date (Accumulated Value reduced by Contract Debt and unpaid Monthly Deductions) will be includible in the Contract Owner’s income if it exceeds the “investment in the contract.”
As discussed below, the taxation of partial surrenders and other amounts deemed to be distributed from the Contract depends, in part, upon whether the Contract is considered a MEC for federal income tax purposes. The status of a Contract as a MEC also may affect whether a 10% penalty tax applies upon a surrender or other distribution, as discussed below.
Taxation of Contracts that Are Not MECs
Tax Treatment of Partial Surrenders from Contracts that Are Not MECs—In General
If the Contract is not a MEC (described below), the amount of any partial surrender from the Contract generally will be treated first as a non-taxable recovery of premium and then as income received from the Contract. Thus, a partial surrender from a Contract that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the partial surrender.
Tax Treatment of Loans from Contracts that Are Not MECs
If a Contract is not a MEC, a Contract loan generally will be treated as indebtedness of the Contract Owner. As a result, no part of any Contract loan will constitute income to the Contract Owner so long as the Contract remains in force. However, in those situations where the interest rate credited to the Loan Account equals or is nearly the same as the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Contract lapses or is surrendered when a Contract loan is outstanding, the portion of the Accumulated Value applied to repay the Contract loan outstanding, including any accrued and unpaid loan interest, will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includible in the Contract Owner’s income. The amount of Debt over and above that secured by Accumulated Value is “excess debt” taxable as “cancellation of indebtedness”.
Generally, interest paid on any Contract loans will not be tax deductible. A limited exception to this rule exists for certain interest paid in connection with certain “key person” insurance. Contract Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Contract.
Taxation of Contracts that Are MECs
Characterization of a Contract as a MEC
In general, a Contract will be considered a MEC under section 7702A of the Code if (1) the Contract is received in exchange for a life insurance contract that was a MEC, or (2) the Contract is entered into on or after June 21, 1988 and premiums are paid into the Contract more rapidly than the rate defined by a “7-Pay Test.” This test generally provides that a Contract will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Contract at any time during the first 7 Contract Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Contract provided for paid-up future benefits after the payment of 7 level annual premiums.
A material change of the Contract (as defined in the tax law) will generally result in a reapplication of the 7-Pay Test. In addition, any reduction in benefits during a 7-Pay testing period, including where a Contract lapses and is then reinstated more than 90 days later will affect the application of this test. For both material changes and reduction in benefits we will recalculate the applicable limit. The new limit may be higher or lower than the original 7-Pay Limit. We will monitor the Contracts and will attempt to notify Contract Owners on a timely basis if a Contract becomes a MEC or would become a MEC as a result of a transaction. The Contract Owner may then request that we take any steps that may be available to avoid treatment of the Contract as a MEC, if that is desired.

Tax Treatment of Partial Surrenders, Loans, Assignments, and Pledges Where a Contract is a MEC
If the Contract is a MEC, partial surrenders from the Contract will be treated first as withdrawals of income and then as a recovery of the investment in the Contract. Thus, partial surrenders will be includible in income to the extent the Accumulated Value exceeds the investment in the Contract. The receipt of any Contract loan, including any accrual of loan interest, will be treated as a withdrawal for tax purposes. In addition, distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC.
The discussion above regarding the tax treatment of deductibility of interest on loans and of lapses while loans are outstanding under the caption “Tax Treatment of Loans from Contracts that Are Not MECs” also generally applies to Contracts which are MECs.
If the Contract Owner assigns or pledges (or agrees to assign or pledge) any portion of the Accumulated Value, such portion will be treated as a withdrawal for tax purposes. If the entire Accumulated Value is assigned or pledged, subsequent increases in the Accumulated Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The Contract Owner’s investment in the Contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Contract treated as a MEC, a Contract Owner should consult a tax advisor.
Penalty Tax
Generally, proceeds of a full or partial surrender (or the amount of any deemed withdrawal, such as in the case of loans, assignments and pledges) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income. This penalty tax does not apply where the surrender or deemed withdrawal is made (1) after the Contract Owner attains age 59 1⁄2, (2) because the Contract Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Contract Owner (or the joint lives or life expectancies of the Contract Owner and his or her Beneficiary, as defined in the tax law).
Aggregation of Contracts that Are MECs
All life insurance contracts which are treated as MECs and which are purchased by the same person(s) from Thrivent, or any of our affiliates, within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). Contracts issued by different companies that subsequently merge are not aggregated. The effects of such aggregation are not always clear; however, it could affect the amount of a full or partial surrender (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.
Contracts Not Owned by Individuals
In the case of life insurance contracts issued to a non-natural taxpayer, or held for the benefit of such an entity, the tax law provides that a portion of the taxpayer’s otherwise deductible interest expenses may not be deductible as a result of ownership of the contract even if no loans are taken under the contract. An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a twenty percent owner, or an officer, director, or employee, of a trade or business at the time first covered by the Contract. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax advisor.
Section 1035 Exchanges
Section 1035 of the Code provides that no gain or loss will be recognized on the exchange of a life insurance contract for another life insurance contract, endowment contract, annuity contract, or qualified long-term care insurance contract, provided that certain requirements are met. If the Contract is being issued in exchange for another life insurance contract, the requirements that must be met to receive tax-free treatment under Section 1035 of the Code include, but are not limited to: (1) the contracts must have the same insured, and (2) your old contract must be exchanged for the new contract either through an assignment of your old contract to the new insurer or by a direct transfer of the account value of the old contract to the new insurer. If your old contract was a MEC, the new life insurance contract also will be a MEC. You cannot exchange an endowment, annuity, or qualified long-term care insurance contract for a life insurance contract tax-free. If any money or other property is received in the exchange (“boot”) that satisfies the requirements of section 1035 of the Code, gain (but not loss) will be recognized equal to the lesser of the gain realized on the exchange or the amount of the boot received.
Generally, the new contract will have the same investment in the contract as the exchanged contract. However, if boot is received in the exchange the investment in the contract may be adjusted. Special rules and procedures apply to section 1035 exchanges. These rules can be complex, and if you wish to take advantage of section 1035, you should consult a tax and/or legal advisor.
Accelerated Death Benefits
If an Insured is “terminally ill,” as defined in the tax law, accelerated death benefits paid under a life insurance contract generally will be excludable from income under section 101 of the Code. Exceptions apply for certain business-related contracts and in certain situations where a Contract has been transferred for value. Under the tax law, an individual is considered “terminally ill” if the individual has been certified by a physician (as defined in the tax law) as having an illness or physical condition which can reasonably be expected to result in death in 24 months or less after the date of the certification.
Amounts paid under the accelerated benefits for terminal illness rider incorporated into this Contract will in most circumstances satisfy this requirement.
Actions to Ensure Compliance with the Tax Law
We believe that the values we have determined for the Contracts will comply with the federal tax definition of life insurance under section 7702 of the Code. We will monitor Contract values and take action as necessary to help assure compliance. We also reserve the right to increase the Death Benefit (which may result in larger charges under a Contract) or to take any other action deemed necessary to ensure the compliance of the Contract with the federal tax definition of life insurance.
Other Considerations
Changing the Contract Owner, designating an irrevocable Beneficiary, exchanging the Contract, increasing and decreasing the Face Amount, changing from one Death Benefit Option to another, and other changes under the Contract may have tax consequences (other than those discussed herein) depending on the circumstances of such change or event. In addition, tax consequences may apply if you sell your Contract. This list and the discussion herein are not exhaustive. Other transactions with respect to a Contract may also have federal income or other tax consequences. Federal estate, and state and local estate, inheritance and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract Owner or Beneficiary.
In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured or to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an “employer-owned life insurance contract,” are complex, and you should consult with your advisers for guidance as to their application.

Medicare Hospital Insurance Tax
A Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to the taxable portion of (1) any proceeds distributed from the Contract as annuity payments pursuant to a settlement option prior to the death of the Insured, or (2) the proceeds of any sale or disposition of the Contract. This tax only applies to taxpayers with “modified adjusted gross income” that exceeds certain thresholds. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.
Federal Income Tax Withholding
We will withhold and remit to the federal government a part of the taxable portion of full and partial surrenders made under a Contract unless the Contract Owner notifies us in writing, and such Notice is received at the Service Center at or before the time of the full or partial surrender, that he or she elects not to have any amounts withheld. This election out of withholding is not permitted in certain circumstances. Regardless of whether the Contract Owner requests that no taxes be withheld or whether we withhold a sufficient amount of taxes, the Contract Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Contract Owner may also be required to pay penalties under the estimated tax rules if the Contract Owner’s withholding and estimated tax payments are insufficient to satisfy the Contract Owner’s tax liability.
Nonresident Aliens and Other Foreign Persons
The discussion above provides general information regarding U.S. federal withholding tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers or Beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions (including taxable Death Benefit Proceeds) from life insurance policies at a 30% rate, unless a lower treaty rate applies. Prospective purchasers that are not U.S. citizens or residents and other foreign persons should consult with a tax advisor regarding federal tax withholding with respect to distributions from a Contract.
FATCA Withholding
If the payee of a distribution (including the Death Benefit) from the Contract is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the Contract or the nature of the distribution. The rules relating to FATCA are complex, and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Contract.
Distribution of the Contracts
Thrivent Investment Management Inc., 600 Portland Avenue S., Suite 100, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.
The financial advisor or professional in this transaction is a duly licensed registered representative of Thrivent Investment Management Inc. and is also an appointed insurance producer of Thrivent. Sales of Thrivent insurance products, which include variable annuity and variable life insurance contracts, help support our mission of service to congregations and communities. This gives both the organization and our members an opportunity to promote volunteerism, aid those in need, strengthen non-profit organizations and address critical community needs.
In addition, your financial advisor or professional may be paid differently depending on the product or service he or she recommends. As a result, your financial advisor or professional in this transaction may have a financial incentive to recommend that you purchase one product instead of another.

From time to time and in accordance with applicable laws and regulations, financial advisors and professionals are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, or other economic benefits. In addition to the commissions or other compensation paid when you purchase or invest in a product or account, your financial advisor or professional may also be paid additional compensation based on factors including the total volume of product sales, length of time that you continue to pay premiums or keep assets invested in the products sold.
Compensation consists of commissions, bonuses and promotional incentives. Increases in coverage pay at a first-year commission rate of 20% to 92% of commissionable premiums paid into the Contract. Your financial advisor or professional also receives a premium based trail compensation ranging from 0% to 7.448% annually.
Your financial advisor or professional may receive asset-based compensation in the amount of 0% to 0.312% of the Accumulated Value, if eligible. If you elect a settlement option, we pay commissions to the financial advisor or professional ranging from 0% to 0.980% of the premium applied to the settlement option, if eligible.
Financial advisors and professionals are eligible to be paid back a portion of what they spent on marketing their financial services to the public.
Legal Proceedings
There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.
Financial Statements
The financial statements of Thrivent and the Variable Account are contained in the Statement of Additional Information. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/VariableLifeB or you can request a copy by calling our Service Center at 1-800-847-4836, or by sending an email request to mail@thrivent.com.

Special Terms
Accelerated Death Benefit Rider	This benefit allows the Owner to receive a portion of the Death Benefit while the Insured is living.
Accumulated Value
The total amount of value held under a Contract at any time (which equals the sum of the amounts held in the Loan Account and
Variable Account). The Accumulated Value, unlike the Cash
Surrender Value, is not reduced by any Decrease Charge or
Contract Debt.

Attained Age	Attained Age on any day is the age last birthday of the Insured on the Contract Anniversary on or immediately prior to that day.
Basic Monthly Administrative Charge	A monthly charge to reimburse Thrivent for ordinary administrative expenses expected to be incurred.
Beneficiary	The person(s) named by the Contract Owner to receive the death proceeds under the Contract. A Beneficiary need not be a natural person.
Cash Surrender Value	The Accumulated Value less any Contract Debt, the amount, if any, needed to cover unpaid Monthly Deductions and any Decrease Charge.
CDSC Premium	An annual premium amount determined by Thrivent and used solely for the purpose of calculating the maximum Contingent Deferred Sales Charge.
Contingent Deferred Sales Charge	A Contingent Deferred Sales Charge to compensate Thrivent for the cost of selling the Contract, including sales commissions, prospectuses and sales literature, and advertising.
Contract
The flexible premium variable adjustable life insurance contract offered by Thrivent and described in this prospectus consisting of the certificate of insurance, any attached riders, amendments or endorsements, the application and our Articles of Incorporation and
Bylaws.

Contract Anniversary	The same date in each succeeding year as the Date of Issue.
Contract Date
The latest of (1) the Date of Issue; (2) the date Thrivent received the first premium payment on the Contract at its Service Center and
(3) any other date mutually agreed upon by Thrivent and the
Contract Owner.

Contract Month	The period from one Monthly Anniversary to the next. The first Contract Month was the period beginning on the Date of Issue and ending on the first Monthly Anniversary.
Contract Year	The period from one Contract Anniversary to the next. The first Contract Year was the period beginning on the Date of Issue and ending on the first Contract Anniversary.
Date of Issue	The date shown on page 3 of the Contract that is used to determine Contract Anniversaries, Monthly Anniversaries, Contract Years and Contract Months, each of which is measured from the Date of Issue.
Death Benefit
The amount calculated under the applicable Death Benefit Option
(Option A or Option B). The Death Benefit should be distinguished from the cash proceeds payable on the Insured’s death, which will be the Death Benefit less Contract Debt and any unpaid Monthly
Deductions.

Death Benefit Guarantee
A feature of the Contract guaranteeing that the Contract will not lapse if on each Monthly Anniversary the total cumulative premiums paid under the Contract, less any partial surrenders and Contract
Loan Amount, equal or exceed the sum of the Death Benefit
Guarantee Premiums in effect for each Monthly Anniversary since the issuance of the Contract.

Death Benefit Guarantee Premium	A monthly premium amount specified in the Contract. The Death Benefit Guarantee Premium determines the payments required to maintain the Death Benefit Guarantee.
Death Benefit Option	Either of two death benefit options available under the Contract (Option A and Option B).
Death Benefit Option A, or Option A
One of two Death Benefit Options available under the Contract.
Under this option, the Death Benefit is the greater of (a) the Face
Amount plus the Accumulated Value and (b) the
applicable percentage of Accumulated Value (with the Accumulated
Value in each case being determined on the Valuation Date on or next following the date of the Insured’s death).

Death Benefit Option B, or Option B
One of two Death Benefit Options available under the Contract.
Under this option, the Death Benefit is the greater of (a) the Face
Amount and (b) the applicable percentage of Accumulated Value on the Valuation Date on or next following the date of the Insured’s death.

Debt
The sum of all unpaid Contract loans (including any unpaid loan interest added to the loan balance) outstanding on a relevant date, less any unearned prepaid loan interest. Contract Debt should be distinguished from the Loan Amount (see definition of “Loan
Amount” below), in that the Loan Amount includes any unearned prepaid loan interest.

Decrease Charge
A deferred Contract charge consisting of the Contingent Deferred
Sales Charge and the Deferred Administrative Charge. The
Decrease Charge is deducted from the Subaccounts of the Variable
Account and paid to Thrivent upon full lapse or surrender of the
Contract, or in part upon a requested decrease in Face Amount. A separate amount of Decrease Charge is determined for each
requested increase in Face Amount.

Deferred Administrative Charge
A charge to reimburse Thrivent for administrative expenses incurred in increasing the Face Amount. The Deferred Administrative Charge
will be imposed if the Contract is surrendered or lapses, or will be imposed in part if the Contract Owner requests a decrease in the
Face Amount. A separate charge applies for a set period of time following each requested increase in Face Amount.

Dollar Cost Averaging	An elective program that systematically moves dollars from the Money Market Subaccount.
Face Amount	The minimum Death Benefit under the Contract as long as the Contract remains in force. The Face Amount will be specified in the Contract.
Fund	Thrivent Series Fund, Inc., an open-end management investment company, that consists of several Portfolios that underlie Subaccounts of the Variable Account.
General Account	The General Account includes all assets we own that are not in the Variable Account or any other separate account.
Good Order	Any request that is submitted with any and all required forms, information, authorization, and funds, received at our Service Center in Appleton, Wisconsin.

Initial Monthly Administrative Charge
An initial monthly charge to reimburse Thrivent for administrative expenses incurred in issuing the Contract. The Initial Monthly
Administrative Charge will be deducted as part of the first 180
Monthly Deductions (the first 120 Monthly Deductions for VUL 1
Contracts). A separate Initial Monthly Administrative Charge for increases will also be calculated in a similar manner upon a requested increase in Face Amount or the issuance of a rider providing additional insurance benefits on the Insured’s spouse.

Insured	The person upon whose life the Contract is issued.
Loan Account	The funds transferred from the Subaccount(s) of the Variable Account to Thrivent’s General Account as security for Contract loans.
Loan Amount
The sum of all unpaid Contract loans (including any unpaid loan interest added to the loan balance) outstanding on a relevant date.
The Loan Amount should be distinguished from Contract Debt (see definition of “Debt” above), in that Contract Debt excludes any unearned prepaid loan interest.

Maturity Date	For VUL 1 Contracts, the Maturity Date is the Contract Anniversary on or next following the Insured’s 96th birthday.
Maturity Proceeds	For VUL 1 Contracts, the Maturity Proceeds will be the Accumulated Value less the sum of: 1) Any Debt; and 2) The amount, if any, needed to cover Monthly Deductions through the Maturity Date.
MEC Contract Year
The 12-month period following the Issue Date or a Contract
Anniversary unless there has been a material change under IRC
Section 7702A. A material change of the Contract (as defined in the tax law) results in a MEC Contract Year based upon the date of the material change. If there has been more than one material change, the most recent material change will determine the current MEC
Contract Year.

Minimum Face Amount	The lowest allowable Face Amount for a Contract at issuance and after any requested decrease in Face Amount.
Monthly Anniversary	The same day in each succeeding month as the Date of Issue.
Monthly Deduction
Monthly charges deducted from the Accumulated Value of the
Contract. These charges include the cost of insurance charge; a
Basic Monthly Administrative Charge ($10.00 per month for the
Contract and $4.00 per month for VUL 1 Contracts); the Initial
Monthly Administrative Charge; and charges for additional
insurance benefits. “Monthly Deduction” also includes any
Decrease Charge being deducted for a requested decrease in Face
Amount.

Net Premium	The premium paid less any Premium Expense Charges.
Notice
A written request or notice signed by the Contract Owner, received in Good Order by us at our Service Center and satisfactory in form and content to us. While your Contract refers to written notice, administratively Notice may meet this requirement.

Owner	The Insured, unless otherwise designated in the application. If a Contract has been absolutely assigned, the assignee becomes the Contract Owner. A collateral assignee is not the Contract Owner.
Paid-Up Life Insurance
A new whole life insurance contract with a reduced death benefit determined based on the Cash Value applied as a single premium to purchase the coverage. No further premiums will be required to support the new, lower amount of coverage.

Planned Annual Premium	The initial Scheduled Premium under the Contract on an annualized basis as selected by the Contract Owner at the time of issue. The Planned Annual Premium will be shown in the Contract.

Portfolio	A portfolio of Thrivent Series Fund, Inc. which is the underlying investment of a corresponding Subaccount which you may select for your Contract.
Premium Expense Charge
An amount deducted from each premium payment, which consists of a percent of premium charge of 3% of each premium payment (a
3% sales charge) and a premium processing charge of $2.00 per premium payment ($.75 for automatic payment plans). Thrivent reserves the right to increase the premium processing charge in the future on automatic payment plans to an amount not exceeding
$1.00 per premium payment. These charges may not be deducted in certain situations.

Scheduled Premium(s)
The planned premium payments selected by the Contract Owner.
This premium payment can be changed by the Contract Owner at any time. Scheduled Premiums are relevant only in determining how much a Contract Owner will be billed periodically and
determining the Minimum Contract Issuance Premium.

Service Center	Our office located at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001 or such other address as we may designate. Telephone: (800) 847-4836. Email: mail@thrivent.com.
Subaccount	Your available investment options within the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.
Table of Factors	The table found in your Contract and used to help qualify your Contract as a life insurance contract under federal tax law.
Thrivent financial advisor or professional	A person who is appropriately licensed by state insurance department officials to sell the Contract, and a licensed registered representative of Thrivent Investment Management Inc.
Unit	The measure by which the value of the Contract’s interest in each Subaccount is determined.
Unit Value	The value of each Unit representing the Contract’s interest in each Subaccount.
Valuation Date	Any day upon which the New York Stock Exchange is open for regular trading.
Valuation Period	The period commencing at the close of business of a Valuation Date and ending at the close of business of the next Valuation Date.
Variable Account	Thrivent Variable Insurance Account B, which is a separate account of Thrivent. The Subaccounts are subdivisions of the Variable Account.
we, us, our	Thrivent.
you, your	The Owner(s) of the Contract.

Appendix: Portfolios Available Under the Contract
The following is a list of Portfolios that correspond to subaccounts available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/Thrivent/VariableLifeB. You can also request this information in paper at no cost by calling (800) 847-4836 or by sending an email request to mail@thrivent.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
INVESTMENT TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/25)
			1 YEAR	5 YEAR	10 YEAR
Aggressive Allocation	Thrivent Aggressive Allocation Portfolio	0.85%[1]	15.81%	9.61%	11.26%
Large Blend	Thrivent All Cap Portfolio	0.66%	18.05%	11.90%	12.43%
Conservative Allocation	Thrivent Conservative Allocation Portfolio	0.50%	10.17%	4.03%	5.42%
Moderately Conservative Allocation	Thrivent Dynamic Allocation Portfolio	0.68%	12.62%	5.92%	6.84%
Diversified Emerging Mkts	Thrivent Emerging Markets Equity Portfolio	1.15%[1]	32.20%	2.10%	7.47%
Large Blend	Thrivent ESG Index Portfolio	0.36%[1]	17.78%	13.56%	N/A3
Global Large-Stock Blend	Thrivent Global Stock Portfolio	0.60%	20.82%	10.69%	10.67%
Intermediate Government	Thrivent Government Bond Portfolio	0.49%	7.32%	0.01%	1.74%
Health	Thrivent Healthcare Portfolio	0.92%	13.07%	4.62%	7.37%
High Yield Bond	Thrivent High Yield Portfolio	0.45%	8.78%	4.06%	5.32%
Corporate Bond	Thrivent Income Portfolio	0.44%	7.93%	0.38%	3.60%
Foreign Large Blend	Thrivent International Equity Portfolio	0.72%	30.87%	8.54%	7.41%
Foreign Large Blend	Thrivent International Index Portfolio	0.37%	31.15%	8.61%	N/A3
Large Growth	Thrivent Large Cap Growth Portfolio	0.43%	16.95%	12.89%	16.35%
Large Blend	Thrivent Large Cap Index Portfolio	0.22%	17.62%	14.17%	14.54%
Large Value	Thrivent Large Cap Value Portfolio	0.62%	19.65%	13.96%	12.16%
Mid-Cap Growth	Thrivent Mid Cap Growth Portfolio	0.89%[1]	2.50%	1.10%	N/A3
Mid-Cap Blend	Thrivent Mid Cap Index Portfolio	0.25%	7.23%	8.86%	10.46%
Mid-Cap Blend	Thrivent Mid Cap Stock Portfolio	0.66%	4.73%	6.86%	11.30%
Mid-Cap Value	Thrivent Mid Cap Value Portfolio	0.87%[1]	10.82%	11.31%	N/A3
Moderate Allocation	Thrivent Moderate Allocation Portfolio	0.70%[1]	13.63%	7.13%	8.38%

INVESTMENT TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/25)
			1 YEAR	5 YEAR	10 YEAR
Moderately Aggressive Allocation	Thrivent Moderately Aggressive Allocation Portfolio	0.76%[1]	15.46%	8.30%	9.69%
Moderately Conservative Allocation	Thrivent Moderately Conservative Allocation Portfolio	0.65%[1]	12.10%	4.49%	6.04%
Money Market - Taxable	Thrivent Money Market Portfolio	0.31%	4.06%	3.05%	1.93%
Multisector Bond	Thrivent Multisector Bond Portfolio	0.74%	7.93%	2.43%	3.47%
Real Estate	Thrivent Real Estate Securities Portfolio	0.90%	0.67%	3.89%	4.68%
Short-Term Bond	Thrivent Short-Term Bond Portfolio	0.45%	6.06%	2.75%	2.89%
Small Growth	Thrivent Small Cap Growth Portfolio	0.94%[1]	1.87%	1.37%	N/A2
Small Blend	Thrivent Small Cap Index Portfolio	0.24%	5.80%	7.06%	9.57%
Small Blend	Thrivent Small Cap Stock Portfolio	0.70%	2.45%	7.50%	11.93%
1
Current expenses reflect temporary fee reductions.
2
The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/27/2018 and does not have annual returns for the period shown.
3
The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/29/2020 and does not have annual returns for the period shown.

The Statement of Additional Information (SAI) dated April 30, 2026, contains more information about the Contract and Variable Account. The SAI has been filed with the SEC and is incorporated by reference into the prospectus. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/VariableLifeB. For a paper copy of the SAI, to request other information about the Contract, and to make other inquiries, you may call our Service Center at 1-800-847-4836 or you may send an email to mail@thrivent.com.
Reports and other information about Thrivent are available on the Securities Exchange Commission website at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Thrivent is the marketing name for Thrivent Financial for Lutherans. Insurance products issued by Thrivent. Not available in all states. Securities and investment advisory services offered through Thrivent Investment Management Inc., a registered investment adviser, member FINRA and SIPC, and a subsidiary of Thrivent. Licensed agent/producer of Thrivent. Registered representative of Thrivent Investment Management, Inc. Thrivent.com/disclosures.
Insurance products, securities and investment advisory services are provided by appropriately appointed and licensed financial advisors and professionals. Only individuals who are financial advisors are credentialed to provide investment advisory services. Visit Thrivent.com or FINRA’s Broker Check for more information about our financial advisors.
Contract Forms V2-VL-VUL, V2-VU-VUL and V3-YC-VUL and state variations.
EDGAR Contract No. C000214624 VP20 (VIP) R4-26

 THRIVENT VARIABLE INSURANCE ACCOUNT B
Statement of Additional Information
Dated April 30, 2026
Flexible Premium Individual Variable Adjustable Life Insurance Contract
Offered By:
THRIVENT FINANCIAL FOR LUTHERANS
Service Center:	Corporate Office:
4321 North Ballard Road Appleton, WI 54919-0001 Telephone: 800-847-4836 E-mail: mail@thrivent.com	600 Portland Avenue S., Suite 100 Minneapolis, MN 55415-4402 Telephone: 800-847-4836 E-mail: mail@thrivent.com
This Statement of Additional Information (SAI) contains additional information about the Thrivent Variable Insurance Account B (the “Registrant”), formerly known as TLIC Variable Insurance Account A. The SAI has been filed with the SEC and is incorporated by reference into the prospectus. This SAI is not a prospectus and should be read together with the prospectus for the Contract dated April 30, 2026. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus that is incorporated by reference. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/VariableLifeB. Alternatively, you can request a copy of the SAI, request other information about the Contract or make investor inquiries by calling our Service Center at 1-800-847-4836, or by sending an email to request to mail@thrivent.com.
1

GENERAL INFORMATION AND HISTORY
Depositor
Thrivent, a fraternal benefit society owned by and operated for its members, was organized in 1902 under the laws of the State of Wisconsin. Thrivent is currently licensed to transact life insurance business in all 50 states and the District of Columbia. Thrivent Financial began operating by its current name on or about May 21, 2002.
Registrant
Thrivent Variable Insurance Account B (“the Variable Account”) is a separate account of ours, which was established on July 27, 1984 and the first investment was made on February 9, 1987. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.
2

SERVICES
Service Agreements and Other Service Providers
Assurance and audit services are currently provided by PricewaterhouseCoopers LLP, whose address is 45 South Seventh Street, Suite 3400, Minneapolis, Minnesota 55402.
There are no other service agreement contracts or service providers other than those described in this Statement of Additional Information. There is no custodian.
PREMIUMS
Administrative Procedures
If mandated under applicable law, we may be required to reject an initial premium.
Sometimes we are not able to accept premiums. We reserve the following rights to ensure compliance with provisions in the Internal Revenue Code to retain the tax deferral quality, or exclusion of increases in cash value and death benefits from gross income:
(1)
to accept certain premiums;
(2)
to refund premiums;
(3)
to refund the earnings on premiums;
(4)
to refund any necessary accumulated value; and
(5)
to increase death benefit.
Automatic Premium Loans
The Contract does not provide for automatic premium loans.
ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS AND REGISTRANT
Incidental Benefits
We offer additional insurance benefits that you can add to your Contract. Certain riders are subject to age and underwriting requirements and may be added, if available, or cancelled at any time. The prospectus provides a detailed discussion regarding additional insurance benefits.
Surrender and Withdrawal
The prospectus provides a detailed discussion regarding Surrenders and Withdrawals (referred to as Partial Surrenders and Loans in the Contract).
Material Contracts Relating to the Registrant
There are no material contracts relating to the operation or administration of the Variable Account not already disclosed.
3

PRINCIPAL UNDERWRITER
Identification
Thrivent Investment Management Inc., 600 Portland Avenue S., Suite 100, Minneapolis, Minnesota 55415-4402 is a subsidiary of Thrivent and a registered broker-dealer. Thrivent Investment Management Inc. is a corporation organized under Delaware law in 1986 and it serves as the principal underwriter of the Contracts. Contracts are distributed by financial representatives of Thrivent Investment Management Inc. Thrivent Investment Management Inc. is a member of the Financial Industry Regulatory Authority (FINRA), and is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934. It also serves as the principal underwriter of other variable accounts established by Thrivent. Thrivent Investment Management Inc.’s fiscal year operates on a calendar year basis.
Offering and Commissions
The Contract is no longer sold, however coverage increases are allowed pursuant to Contract terms. Offerings of units issued under the terms of the Contract are continuous.
The prospectus provides a detailed discussion regarding the determination of commissions and other compensation paid to financial representatives.
Thrivent paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management Inc. retained $0.
2025	2024	2023
$71,109	$66,133	$105,528
ADDITIONAL INFORMATION ABOUT CHARGES
Sales Load
We charge a sales load, referred to as “Percent of Premium Charge” in the Contract, of 3% on each premium.
We charge a premium processing charge of a maximum of $2.00 per payment. If the premium is received through an automatic premium plan, the maximum premium processing charge is $1.00 per payment.
Special Purchase Plans
We currently do not have any programs such as group discounts that would result in a variation in, or elimination of, any applicable charges. In some situations, certain charges may be waived.
Underwriting Procedures
We require proof of insurability, which may include a medical examination. We offer people who do not use nicotine products the most favorable rates. If increased mortality risks are involved, there may be a higher cost of insurance charged. We reserve the right to change our underwriting requirements.
4

Increases in Face Amount
Subject to our underwriting guidelines and policies, the Contract Owner has the right to increase the face amount at any time before the Insured’s 85th birthday (or 80th birthday for VUL 1 Contracts). Increases in face amount will result in additional charges to cover the increased amount at risk. We compute charges at the existing rates at the time of increase. The cost of insurance rates for each increase will vary based on factors such as sex (in most states), risk class, age and the time elapsed since issue.
You may cancel any increase in face amount by giving written notice before the latest of:
(1)
10 days after you receive the supplement contract page showing the increase;
(2)
45 days after you complete the application for the increase in face amount; and
(3)
10 days after a notice of withdrawal right is mailed or delivered to you.
A new set of Decrease Charges will also apply to each increase in the face amount. The Decrease Charge applies to decreases in face amount during the first 180 months (120 months for “VUL 1 Contracts”) following an increase in face amount. The Decrease Charge remains level during the 60 months following an increase in face amount, and then decreases each Contract Year to zero after 180 months (120 months for “VUL 1 Contracts”) following an increase in face amount. Decrease Charges depend on the Insured’s Issue Age, sex (in most states), amount of decrease in face amount, risk class and duration of the Contract. We will subtract the decrease first from any previous increases in the face amount, starting with the most recent, then as needed from the original face amount.
LAPSE AND REINSTATEMENT
The prospectus provides a detailed discussion regarding lapse and reinstatement provisions of the Contract.
LOANS
The prospectus provides a detailed discussion regarding loans.
STANDARD AND POOR’S DISCLAIMER
The S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use by Thrivent Financial for Lutherans (“Thrivent”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Thrivent. Thrivent variable insurance products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, and of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Thrivent variable insurance products or any member of the public regarding the advisability of purchasing variable insurance contracts generally or in the Thrivent variable insurance contracts particularly or the ability of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes to track general market performance. S&P Dow Jones Indices only relationship to Thrivent with respect to the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500, S&P MidCap 400, and S&P Small Cap 600 Indexes are determined, composed and calculated by S&P Dow Jones Indices without regard to Thrivent or the Thrivent variable insurance products. S&P Dow Jones Indices have no obligation to take the needs of Thrivent or the owners of the Thrivent variable insurance products into consideration in determining,
5

composing or calculating the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Thrivent variable insurance products or the timing of the issuance or sale of the Thrivent variable insurance contract or in the determination or calculation of the equation by which a Thrivent variable insurance product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Thrivent variable insurance product. There is no assurance that investment products based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 Indexes will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THRIVENT, OWNERS OF THE THRIVENT VARIABLE INSURANCE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500, S&P MIDCAP 400, AND S&P SMALLCAP 600 INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THRIVENT, OTHER THAN THE LICENSORS OR S&P DOW JONES INDICES.
MSCI DISCLAIMER
MSCI, Inc. (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This prospectus is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.
6

EXPERTS
The statutory-basis financial statements as of December 31, 2025 and December 31, 2024 and for each of the three years in the period ended December 31, 2025 of Thrivent Financial for Lutherans and the financial statements as of December 31, 2025 and for each of the two years in the period ended December 31, 2025 of Thrivent Variable Insurance Account B included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
7

Report of Independent Auditors
To the Board of Directors of Thrivent Financial for Lutherans
Opinions
We have audited the accompanying statutory-basis financial statements of Thrivent Financial for Lutherans (the “Company”), which comprise the statutory-basis statements of assets, liabilities and surplus as of December 31, 2025 and 2024, and the related statutory-basis statements of operations, of surplus, and of cash flow for each of the three years in the period ended December 31, 2025, including the related notes (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the assets, liabilities and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2025.
Basis for Opinions
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors' Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.
The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Report of Independent Auditors, continued
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date the financial statements are available to be issued.
Auditors' Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors' report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with US GAAS, we:
•
Exercise professional judgment and maintain professional skepticism throughout the audit.
•
Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 13, 2026

Thrivent Financial for Lutherans
Statutory-Basis Statements of Assets, Liabilities and Surplus
As of December 31, 2025 and 2024
(in millions)
	2025	2024
Admitted Assets
Bonds	$54,999	$52,993
Stocks	2,230	1,542
Mortgage loans	10,960	10,867
Real estate	19	18
Cash, cash equivalents and short-term investments	1,860	1,437
Contract loans	1,085	1,073
Receivables for securities	391	59
Limited partnerships	9,240	10,836
Derivatives	742	220
Other invested assets	1,175	688
Total cash and invested assets	82,701	79,733
Accrued investment income	606	615
Due premiums and considerations	129	127
Other assets	46	37
Separate account assets	38,997	37,442
Total Admitted Assets	$122,479	$117,954
Liabilities
Aggregate reserves for life, annuity and health contracts	$57,788	$55,220
Deposit liabilities	5,273	5,566
Contract claims	524	469
Member dividends payable	443	436
Interest maintenance reserve	347	328
Asset valuation reserve	2,892	3,030
Transfers due to/(from) separate accounts, net	(730)	(612)
Payable for securities	610	233
Securities lending obligation	551	553
Other liabilities	852	879
Separate account liabilities	38,857	37,324
Total Liabilities	$107,407	$103,426
Surplus
Unassigned funds	$15,064	$14,513
Other surplus	8	15
Total Surplus	$15,072	$14,528
Total Liabilities and Surplus	$122,479	$117,954
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Operations
For the Years Ended December 31, 2025, 2024 and 2023
(in millions)
	2025	2024	2023
Revenues
Premiums	$5,630	$5,948	$5,520
Considerations for supplementary contracts with life contingencies	193	454	230
Net investment income	3,822	3,830	3,233
Separate account fees	779	769	739
Amortization of interest maintenance reserve	55	55	88
Other revenues	55	67	68
Total Revenues	$10,534	$11,123	$9,878
Benefits and Expenses
Death benefits	$1,335	$1,315	$1,289
Surrender benefits	4,316	4,700	4,472
Change in reserves	2,634	2,796	1,640
Other benefits	2,439	2,540	2,237
Total benefits	10,724	11,351	9,638
Commissions	383	351	280
General insurance expenses	1,064	990	950
Fraternal benefits and expenses	280	223	169
Transfers due to/(from) separate accounts, net	(2,866)	(2,948)	(2,153)
Total expenses and net transfers	(1,139)	(1,384)	(754)
Total Benefits and Expenses	$9,585	$9,967	$8,884
Gain from Operations before Dividends and Capital Gains and Losses	$949	$1,156	$994
Member dividends	443	436	419
Gain from Operations before Capital Gains and Losses	$506	$720	$575
Realized capital gains and (losses), net	209	(122)	(62)
Net Income	$715	$598	$513
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Surplus
For the Years Ended December 31, 2025, 2024 and 2023
(in millions)
	2025	2024	2023
Surplus, Beginning of Year	$14,528	$14,287	$13,768
Prior year adjustment	—	—	40
Adjusted Balance – Beginning of Year	$14,528	$14,287	$13,808
Net income	715	598	513
Change in unrealized investment gains and losses	(442)	(89)	(20)
Change in non-admitted assets	(2)	(131)	32
Change in asset valuation reserve	138	(243)	(134)
Change in surplus of separate account	22	16	22
Deferred gain on Medicare supplement reinsurance	(8)	(8)	(8)
Pension liability adjustment	54	98	74
Change in reserve valuation basis	67	—	—
Surplus, End of Year	$15,072	$14,528	$14,287
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Cash Flow
For the Years Ended December 31, 2025, 2024 and 2023
(in millions)
	2025	2024	2023
Cash from Operations
Premiums	$5,818	$6,396	$5,743
Net investment income	3,137	2,915	2,672
Other revenues	834	836	807
	9,789	10,147	9,222
Benefit and loss-related payments	(8,038)	(8,598)	(8,010)
Transfers (to)/from separate account, net	2,748	2,899	2,115
Commissions and expenses	(1,710)	(1,556)	(1,383)
Member dividends	(436)	(420)	(376)
Other	—	—	3
Net Cash from Operations	$2,353	$2,472	$1,571
Cash from Investments
Proceeds from investments sold, matured or repaid:
Bonds	$9,386	$6,948	$6,153
Stocks	495	913	1,142
Mortgage loans	932	705	661
Limited partnerships	3,802	1,305	821
Other	378	227	449
	14,993	10,098	9,226
Cost of investments acquired or originated:
Bonds	(11,490)	(9,331)	(6,758)
Stocks	(956)	(985)	(616)
Mortgage loans	(1,026)	(710)	(812)
Limited partnerships	(1,954)	(1,731)	(1,787)
Other	(716)	(304)	(393)
	(16,142)	(13,061)	(10,366)

Mortgage dollar rolls	(346)	(2)	(67)
Change in net amounts due (to)/from broker	—	—	(55)
Change in collateral held for securities lending	(2)	(91)	352
Change in contract loans	(12)	(9)	(17)
Net Cash from Investments	$(1,509)	$(3,065)	$(926)
Cash from Financing and Miscellaneous Sources
Net deposits (payments) on deposit-type contracts	$(293)	$19	$23
Other	(128)	3	152
Net Cash from Financing and Miscellaneous Sources	$(421)	$22	$175
Net Change in Cash, Cash Equivalents and Short-Term Investments	$423	$(571)	$820
Cash, Cash Equivalents and Short-Term Investments, Beginning of Year	$1,437	$2,008	$1,188
Cash, Cash Equivalents and Short-Term Investments, End of Year	$1,860	$1,437	$2,008
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Cash Flow
For the Years Ended December 31, 2025, 2024 and 2023
(in millions)
	2025	2024	2023
Supplemental disclosures for non-cash transactions not included above
Refinanced mortgage loans and mutual fund mortgage transfers	$79	$—	$74
Transferred collateral on collateralized fund obligation	$—	$—	739
FHLB conversion from borrowed money to funding agreements	$—	$—	$900
Mortgage foreclosure and capital contribution to Gold Ring Holdings, LLC	$—	$16	$—
Transfer from White Rose Opportunity Fund distribution	$—	$53	$—
Mortgage dollar rolls and tax free exchange purchases	$(7,733)	$(2,382)	$(1,370)
Mortgage dollar rolls and tax free exchange sales	$7,387	$2,380	$1,303
CASL 2024-4 CLUB student loan purchase	$—	$(1,842)	$—
CASL 2024-4 CLUB student loan sale	$—	$1,842	$—
2025 Badger FBN purchases	$(2,286)	$—	$—
2025 Badger FBN sales	$2,286	$—	$—
Non-cash contributions to Holdings, Inc.	$6	$—	$—
Non-cash Initial Public Offering reverse stock split	$30	—	—
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements
For the Years Ended December 31, 2025, 2024 and 2023
1. Nature Of Operations And Significant Accounting Policies
Nature of Operations
Thrivent Financial for Lutherans (“Thrivent”) is a fraternal benefit society that provides life insurance, retirement products, disability income, long-term care insurance and Medicare supplement insurance to members. Thrivent is licensed to conduct business throughout the United States and distributes products to members primarily through a network of career financial representatives. Thrivent’s members are offered additional financial products and services, such as investment funds and trust services, through subsidiaries and affiliates.
Significant Accounting Policies
The accompanying statutory-basis financial statements have been prepared in accordance with statutory accounting practices (“SAP”) prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Thrivent has no prescribed or permitted practices.
The State of Wisconsin Office of the Commissioner of Insurance recognizes only SAP for determining and reporting the financial condition and results of operations of a fraternal benefit society in order to determine its solvency under Wisconsin’s Insurance Laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Wisconsin. NAIC SAP is comprised of the Preamble, the Statements of Statutory Accounting Principles (“SSAP”), and Appendices.
The significant accounting practices used in preparation of the statutory-basis financial statements are summarized as follows:
Investments
Bonds: Bonds are generally carried at amortized cost, depending on the nature of the security and as prescribed by NAIC guidelines. Discounts or premiums on bonds are amortized over the term of the securities using the modified scientific method. Interest income is recognized when earned. Bond exchange traded funds (“ETFs”) on the Securities Valuation Office (“SVO”) Identified Funds list are stated using the fair value measurement method.
Stocks: Common stocks of unaffiliated companies are stated at fair value. Common stocks of unconsolidated subsidiaries are carried at the stock’s equity basis. Investments in mutual funds are carried at net asset value (“NAV”). Preferred stocks are carried at market value or amortized cost depending on the preferred stock's convertible characteristics and NAIC subgroup. Issues rated not in good standing are reported at lower of amortized cost or fair market value. Redeemable preferred stocks are reported at amortized costs unless they have an NAIC designation of 4, 5, or 6 which are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are reported at fair value, not to exceed the current call price for the stock.
Mortgage Loans: Mortgage loans are generally carried at unpaid principal balances less valuation adjustments. Interest income is accrued on the unpaid principal balance using the loan’s contractual interest rate. There are currently no mortgage loans with a discount or premium. Interest income and amortization of premiums and discounts are recorded as a component of net investment income along with prepayment fees and mortgage loan fees.

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Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

Real Estate: Home office real estate is valued at original cost, plus capital expenditures less accumulated depreciation and encumbrances. Depreciation expense is determined using the straight-line method over the estimated useful life of the properties. Real estate expected to be disposed is carried at the lower of cost or fair value, less estimated costs to sell.
Cash, Cash equivalents and Short-term Investments: Cash and cash equivalents include demand deposits, highly liquid investments purchased with an original maturity of three months or less and investments in money market mutual funds. Demand deposits and highly liquid investments are carried at amortized cost while investments in money market mutual funds are carried at fair value. Short-term investments have contractual maturities of one year or less at the time of acquisition. Included in short-term investments are commercial paper and agency notes, which are carried at amortized cost.
Contract Loans: Contract loans are generally carried at the loans’ aggregate unpaid balances. Contract loans are collateralized by the cash surrender value of the associated insurance contracts.
Limited Partnerships: Limited partnerships consist primarily of equity limited partnerships which are generally valued using NAV as a practical expedient. For distributions received, income is recognized to the extent they do not exceed undistributed earnings. Distributions received in excess of undistributed earnings are recorded as a return of capital.
Other Invested Assets: Other invested assets include residual tranches, non-collateral loans, and surplus notes. Residual tranches are carried at either the lower of amortized cost or fair value. Interest income on residual tranches is recorded under the effective yield method using the Allowable Earned Yield, capped by the amount of cash distributions received. Non-collateral loans and surplus notes are carried at amortized cost.
Derivatives: Derivatives consist primarily of mortgage dollar rolls, call spread options, foreign currency swaps, and futures and are primarily carried at fair value. Thrivent uses a mortgage dollar roll program to enhance the yield on the mortgage-backed security (“MBS”) portfolio. Mortgage dollar rolls are transactions whereby Thrivent sells an MBS to a counterparty and subsequently enters into a commitment to purchase another MBS security at a later date. Thrivent’s mortgage dollar roll program generally includes a series of mortgage dollar rolls extending for more than a year. Thrivent had $509 million and $161 million in the mortgage dollar roll program as of December 31, 2025 and 2024, respectively. Mortgage dollar rolls are reported as bonds in 2024 within the Statements of Assets, Liabilities, and Surplus. As a result of the adoption of an accounting pronouncement in 2025, mortgage dollar rolls are now reported as derivatives in 2025. Given this reclassification, derivatives are reported separately in the Statements of Assets, Liabilities, and Surplus. Certain prior period amounts related to derivatives have been reclassified from other invested assets to derivatives.
Securities Lending: Securities loaned under Thrivent’s securities lending agreement are carried at amortized cost or fair value, depending on the nature of the security and as prescribed by NAIC guidelines. Thrivent generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in highly-liquid, highly rated securities which are included in bonds and cash, cash equivalents and short-term investments. A liability is also recognized for the amount of the collateral. Market values of securities loaned and corresponding collateral are monitored daily, and additional collateral is obtained as necessary. Thrivent requires a minimum level of collateral to be held for loaned securities.

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Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

Offsetting Assets and Liabilities: Thrivent presents securities lending agreements and derivatives on a gross basis in the statutory-basis financial statements.
Unrealized Investment Gains and Losses: Unrealized investment gains and losses include changes in fair value of bonds, unaffiliated stocks, affiliated common stocks, affiliated mutual funds, ETFs, limited partnerships, derivatives and other invested assets and are reported as a direct increase or decrease to surplus.
Realized Capital Gains and Losses: Realized capital gains and losses on sales of investments are determined using the specific identification method for bonds and average cost method for stocks.
Thrivent’s investments are periodically reviewed, and those securities where the current fair value is less than amortized cost are evaluated for indicators that show the decline in value is other-than-temporary. The review includes an evaluation of each security issuer’s creditworthiness, such as the ability to generate operating cash flow while remaining current on all debt obligations, and any changes in credit ratings from third party agencies. Other factors include the severity and duration of the unrealized loss, Thrivent’s ability to collect all amounts due according to the contractual terms of the debt security and Thrivent’s ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in the market.
The potential need to sell securities in an unrealized loss position which have no other indications of other-than-temporary impairment is evaluated based on the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes. Generally, Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. Investments that are determined to be other-than-temporarily impaired are written down, primarily to fair value, and the write-down is included in realized capital gains and losses in the Statutory-Basis Statements of Operations. If, in response to changed conditions in the capital markets, Thrivent decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security.
Certain realized capital gains and losses on fixed income securities sold prior to maturity are transferred to the interest maintenance reserve (“IMR”).
Fair Value of Financial Instruments: In estimating the fair values for financial instruments, the significance of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on the evaluation. A Level 1 financial instrument is valued using quoted prices for identical assets in active markets. A Level 2 financial instrument is valued based on quoted prices for similar instruments in active markets that are accessible, quoted prices for identical or similar instruments in markets that are not active, or model-derived valuations where the significant value driver inputs are observable. A Level 3 financial instrument is valued using significant inputs that are unobservable.
Separate Accounts
Separate account assets and liabilities represent funds that are separately administered for variable annuity and variable life contracts, for which the contract holder, rather than Thrivent bears the investment risk. Fees charged on separate account contract holder account value, include mortality and expense charges, rider fees, and advisor fees and are recognized when due. Separate account assets, which consist of investment funds, are carried at fair value based on published NAVs and include the value of seed money. Separate account liability values are not guaranteed to the contract holder; however, general account reserves include provisions for the

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

guaranteed minimum death and living benefits contained in the contracts. Reserve assumptions for these benefits are discussed in the Aggregate Reserves for Life, Annuity and Health Contracts section.
Aggregate Reserves for Life, Annuity and Health Contracts
Reserves for life contracts issued prior to 2020 are calculated primarily using the Commissioners’ Reserve Valuation Method generally based upon the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary and American Experience Mortality Tables with assumed interest rates ranging from 2.5% to 5.5%. Reserves on contracts issued on a substandard basis are valued using the valuation mortality rates for the substandard rating. Reserves for life contracts issued on or after January 1, 2020 and Term Life contracts issued from January 1, 2017 through December 31, 2019, are calculated using the Principles-Based Reserve (PBR) approach described in VM-20. The reserve held is the greatest of two model-based reserve calculations and a formulaic calculation called the Net Premium Reserve (“NPR”).
Reserves for fixed annuities, supplementary contracts with life contingencies and other benefits are computed using recognized and accepted mortality tables and methods, which equal or exceed the minimum reserves calculated under the Commissioners’ Annuity Reserve Valuation Method. Fixed indexed annuity reserves are calculated according to the Black-Scholes Projection Method described in Actuarial Guideline 35. Reserves for variable annuities with guaranteed death and living benefits, regardless of issue date, are computed on an aggregate basis using the requirements specified in VM-21, including assumptions for guaranteed minimum death benefits and living benefits. This approach uses the greatest of two stochastic modeling approaches (company prudent assumptions or industry prescribed assumptions) but is never less than the cash surrender value floor.
Accident and health contract reserves are generally calculated using the two-year preliminary term, one-year preliminary term and the net level premium methods based upon various morbidity tables. In addition, for long-term care and disability income products, a premium deficiency reserve is held to the extent future premiums and current reserves are less than the value of future expected claim payments and expenses.
The reserve assumptions inherent in these approaches are designed to be sufficient to provide for all contractual benefits. Thrivent waives deduction of deferred fractional premiums upon the death of insureds and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.
Deposit Liabilities
Deposit liabilities have been established on certain annuity and supplemental contracts, as well as funding agreements issued to the Federal Home Loan Bank of Chicago (“FHLB”), that do not subject Thrivent to mortality and morbidity risk. Changes in future benefits on these deposit-type contracts are classified as deposit-type transactions and thereby excluded from net additions to contract reserves.
Contract Claims
Claim liabilities are established in amounts estimated to cover incurred claims. These liabilities are based on individual case estimates for reported claims and estimates of unreported claims based on past experience.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

Interest Maintenance Reserve
Thrivent is required to maintain an IMR which is primarily used to defer certain realized capital gains and losses on fixed income investments as prescribed by the NAIC in SSAP No. 7. (Asset Valuation Reserve and Interest Maintenance Reserve). Net realized capital gains and losses deferred to IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold.
Asset Valuation Reserve
Thrivent is required to maintain an asset valuation reserve (“AVR”), which is a liability calculated using a formula prescribed by the NAIC in SSAP No. 7. The AVR is a general provision for future potential losses in the value of investments, unrelated to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the Statutory-Basis Statements of Surplus.
Borrowed Money
Borrowed money represents advances from Federal Home Loan Bank. The liability is primarily carried at an amount equal to unpaid principal balance, including accrued interest, net of unamortized discount or premium.
Premiums and Considerations
Traditional life insurance premiums are recognized as revenue when due. Variable life, universal life, annuity premiums and considerations of supplemental contracts with life contingencies are recognized when received. Health insurance premiums are recognized pro rata over the terms of the policies. Thrivent presents the impact of internal (1035 exchanges) on a net basis within the Summary of Operations.
Fraternal Benefits and Expenses
Fraternal benefits and expenses include all fraternal activities and expenses incurred to provide or administer fraternal benefits and programs related to Thrivent’s fraternal charter. This includes activities and costs necessary to maintain Thrivent’s fraternal lodge system. Thrivent conducts fraternal activities primarily through a lodge system where members participate in locally sponsored fraternal activities. Lodge activities are designed to create an opportunity for impact via social, intellectual, educational, charitable, benevolent, moral, fraternal, patriotic or religious purposes for the benefit of members and the public and are supported through a variety of lodge programs and services.
Dividends to Members
The majority of Thrivent’s insurance products are participating in nature. Dividends on these policies to be paid to members in the subsequent 12 months are reflected in the Statutory-Basis Statements of Operations for the current year. Dividends are not currently being paid on most health insurance nor annuity contracts. Dividend scales are approved annually by Thrivent’s Board of Directors.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

Income Taxes
Thrivent, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by Thrivent is generally exempt from taxation; therefore, no provision for income taxes has been recorded. Thrivent may pay income taxes on certain unrelated business activity such as debt-financed income.
Basis of Presentation
The accompanying statutory-basis financial statements of Thrivent have been prepared in accordance with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which practices differ from U.S. generally accepted accounting principles (“GAAP”). Differences between GAAP financial statements and statutory-basis financial statements as of December 31, 2025 and 2024 and for the three years in the period ended December 31, 2025, have not been quantified but are presumed to be material.
The following describes the more significant statutory accounting policies that are different from GAAP accounting policies:
Bonds and Preferred Stocks: For GAAP purposes, investments in bonds and preferred stocks are reported at fair value with the change in fair value reported as a separate component of comprehensive income for available-for-sale securities and reported as realized gains or losses for trading securities.
Common Stocks: For GAAP purposes, investments in common stocks are reported at fair value with unrealized gains and losses reported as a component of net income.
Limited Partnerships: For GAAP purposes, the equity method reports the change in the equity value of the limited partnerships through earnings as a component of net investment income.
Acquisition Costs: For GAAP purposes, costs incurred that are directly related to the successful acquisition and issuance of new or renewal insurance contracts are deferred to the extent such costs are deemed recoverable from future profits and amortized on a constant level basis.
Contract Liabilities: For GAAP purposes, liabilities for future contract benefits and expenses are estimated based on expected experience or actual account balances.
Non-Admitted Assets: For GAAP purposes, certain assets, primarily furniture, equipment, receivables over 90 days old, values of certain entities and equity-method investments where audits are not performed, overfunded plan assets on qualified benefit plans and agents’ debit balances, are not charged directly to equity and are not excluded from the balance sheet.
Interest Maintenance Reserve: For GAAP purposes, an IMR is not maintained.
Asset Valuation Reserve: For GAAP purposes, an AVR is not maintained.
Premiums and Withdrawals: For GAAP purposes, funds deposited and withdrawn on universal life and investment-type contracts are not recorded in the income statement.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

Consolidation: For GAAP purposes, controlled subsidiaries are consolidated into the results of their parent.
Use of Estimates
The preparation of statutory-basis financial statements in conformity with SAP requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. The more significant estimates relate to fair values of investments, reserves for life, health and annuity contracts and pension and other retirement benefit liabilities. Actual results could differ from those estimates.
New Accounting Guidance
In 2025, Thrivent adopted revisions to SSAP No. 26 (Bonds) and SSAP No. 43 (Asset-Backed Securities) for the principles-based bond definition, which included consideration of factors to determine whether certain investments qualify for reporting on the statutory financial statements as a bond. Additionally, the guidance revised SSAP No. 2 (Cash, Cash Equivalents, Drafts, and Short-Term Investments) to preclude asset-backed securities, mortgage loans and other invested assets from being reported as cash equivalents or short-term investments. The guidance is effective beginning January 1, 2025 and did not have a material impact on Thrivent’s financial statements.
In 2025, Thrivent adopted updated guidance for residual tranches under SSAP No. 21 (Other Admitted Assets). Unrealized gains or losses as of December 31, 2024, were recognized as realized, with the market value becoming the January 1, 2025 cost basis. Interest income must follow the effective yield method using Allowable Earned Yield (AEY), capped by cash distributions. Thrivent reported a net realized gain of $15 million upon adoption.
In 2025, Thrivent adopted revisions to SSAP No. 43 (Asset-Backed Securities) that allow use of either prospective or retrospective methods for adjusting cash flows and prepayment assumptions. Thrivent elected the prospective method for all asset-backed securities effective January 1, 2025, with no impact to surplus.
In 2023, Thrivent adopted modifications to SSAP No. 34 (Investment Income Due and Accrued). The key revisions include adding new disclosures for Aggregate Deferred Interest and Paid-In-Kind (PIK) interest. The guidance is effective beginning December 31, 2023 and did not have a material impact on Thrivent’s financial statements.
Prior Year Adjustment
During 2023, Thrivent identified an adjustment impacting the beginning of year surplus balance related to deferred annuity contracts. As a result, reserves were decreased and surplus was increased by $40 million. Thrivent reported an increase to opening surplus of $40 million in 2023.
Subsequent Events
Thrivent evaluated events or transactions that may have occurred after the Statutory-Basis Statements of Assets, Liabilities and Surplus date for potential recognition or disclosure through February 13, 2026, the date the statutory-basis financial statements were available to be issued. There were no subsequent events or transactions which required recognition for disclosure.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued

2. Investments
Bonds
The admitted value and fair value of Thrivent’s investment in bonds are summarized below (in millions):
	Admitted Value	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2025
U.S. Government Obligations	$1,648	$11	$(117)	$1,542
Other U.S. Government Obligations	178	—	—	178
Non-U.S. Sovereign Jurisdiction Securities	199	3	(13)	189
Municipal Bonds – General Obligations (Direct and Guaranteed)	45	4	(1)	48
Municipal Bonds – Special Revenue	72	6	(1)	77
Project Finance Bonds Issued by Operating Entities	1,646	19	(95)	1,570
Corporate Bonds	33,967	737	(1,957)	32,747
Single Entity Backed Obligations	642	6	(20)	628
SVO-Identified Bond Exchange Traded Funds – Fair Value	449	—	—	449
Bonds Issued by Funds Representing Operating Entities	4,655	48	(158)	4,545
Bank Loans – Acquired	245	3	(2)	246
Total Issuer Credit Obligations	$43,746	$837	$(2,364)	$42,219
Asset-Backed Securities
Financial ABS – Agency Residential Mortgage-Backed Securities	$3,410	$18	$(268)	$3,160
Financial ABS – Non-Agency Residential Mortgage-Backed Securities	1,109	10	(91)	1,028
Financial ABS – Commercial Mortgage-Backed Securities	1,900	16	(58)	1,858
Financial ABS – CLOs/CBOs/CDOs	1,320	2	(1)	1,321
Financial ABS - Other Financial Asset-Backed Securities	3,322	58	(1)	3,379
Financial ABS – Equity Backed Securities	37	—	(5)	32
Non-Financial ABS – Lease-Backed Securities	69	—	(1)	68
Non-Financial ABS – Practical Expedient – Other	86	—	(3)	83
Non-Financial ABS – Full Analysis – Other	—	—	—	—
Total Asset-Backed Securities	$11,253	$104	$(428)	$10,929
Total Bonds	$54,999	$941	$(2,792)	$53,148

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

	Admitted Value	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2024
U.S. government and agency securities	$1,565	$2	$(149)	$1,418
U.S. state and political subdivision securities	120	8	(3)	125
Securities issued by foreign governments	64	—	(4)	60
Corporate debt securities	40,714	466	(3,026)	38,154
Residential mortgage-backed securities	4,045	6	(517)	3,534
Commercial mortgage-backed securities	1,839	3	(113)	1,729
Collateralized debt obligations	—	—	—	—
Other debt obligations	4,039	12	(9)	4,042
Affiliated bonds	607	1	—	608
Total bonds	$52,993	$498	$(3,821)	$49,670
The admitted value of corporate debt securities issued in foreign currencies was $966 million and
$819 million as of December 31, 2025 and 2024, respectively.
The admitted value and fair value of bonds, short-term investments and certain cash equivalents by contractual maturity are shown below (in millions). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
	Admitted Value	Fair Value
December 31, 2025
Issuer Credit Obligations:
Due in 1 year or less	$3,978	$3,995
Due after 1 year through 5 years	13,593	13,546
Due after 5 years through 10 years	12,841	12,725
Due after 10 years through 20 years	7,685	7,347
Due after 20 years	7,251	6,212
Issuer Credit Obligations Total	$45,348	$43,825

	Admitted Value	Fair Value

Asset-Backed Securities:
Due in 1 year or less	$10	$10
Due after 1 year through 5 years	306	305
Due after 5 years through 10 years	757	753
Due after 10 years through 20 years	2,731	2,674
Due after 20 years	7,449	7,187
Asset Backed Securities Total	$11,253	$10,929
Total Bonds	$56,601	$54,754

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual bonds have been in a continuous unrealized loss position (dollars in millions).
	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2025
Issuer Credit Obligations	367	$2,749	$(81)	2,610	$20,486	$(2,284)
Asset-Backed Securities	44	410	(1)	403	3,620	(426)
Total bonds	411	$3,159	$(82)	3,013	$24,106	$(2,710)
December 31, 2024
U.S. government and agency securities	13	$272	$(8)	34	$796	$(141)
U.S. state and political subdivision securities	1	13	—	4	33	(3)
Securities issued by foreign governments	1	6	—	6	49	(4)
Corporate debt securities	921	5,977	(161)	2,970	22,523	(2,865)
Residential mortgage-backed securities	31	495	(7)	267	2,756	(510)
Commercial mortgage-backed securities	23	232	(2)	145	1,273	(111)
Other debt obligations	15	70	(1)	73	199	(8)
Total bonds	1,005	$7,065	$(179)	3,499	$27,629	$(3,642)
Based on Thrivent’s current evaluation in accordance with Thrivent’s impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature and Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value.
Stocks
The cost and fair value of Thrivent’s investment in stocks as of December 31 are presented below (in millions).
	2025	2024
Unaffiliated Preferred Stocks:
Cost	$501	$448
Gross unrealized gains	24	17
Gross unrealized losses	(7)	(20)
Fair value	$518	$445
Statement value	$516	$451
Unaffiliated Common Stocks:
Cost	$689	$623
Gross unrealized gains	208	153
Gross unrealized losses	(19)	(18)
Fair value/statement value	$878	$758

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

	2025	2024
Affiliated Common Stocks:
Cost	$1,384	$314
Gross unrealized gains	53	46
Gross unrealized losses	(698)	(102)
Fair value/statement value	$739	$258
Affiliated Mutual Funds and ETFs:
Cost	$75	$68
Gross unrealized gains	22	7
Gross unrealized losses	—	—
Fair value/statement value	$97	$75
Total statement value	$2,230	$1,542
Mortgage Loans
Thrivent invests in mortgage loans that principally involve commercial real estate consisting of first mortgage liens on completed income-producing properties. The carrying value of mortgage loans was $11.0 billion and $10.9 billion for the years ended December 31, 2025 and 2024, respectively. There was no allowance for credit losses as of December 31, 2025 or 2024.
Thrivent requires that all properties subject to mortgage loans have fire insurance at least equal to the value of the property.
The carrying values of mortgage loans by credit quality as of December 31 are presented below where restructured loans, in good standing, represent loans with reduced principal or interest rates below market (dollars in millions):
	2025	2024
In good standing	$10,917	$10,849
Restructured loans, in good standing	43	18
Delinquent	—	—
In process of foreclosure	—	—
Total mortgage loans	$10,960	$10,867

	2025	2024
Loans with Interest Rates Reduced During the Year:
Weighted average interest rate reduction	2.6%	—
Total principal	$36	—
Number of loans	10	—
Interest Rates for Loans Issued During the Year:
Maximum	7.0%	9.3%
Minimum	3.6%	5.5%
Maximum loan-to-value ratio for loans issued during the year, exclusive of purchase money mortgages	79%	65%

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

The age analysis of mortgage loans as of December 31 are presented below (in millions):
	2025	2024
Current	$10,959	$10,867
30 – 59 days past due	—	—
60 – 89 days past due	1	—
90 – 179 days past due	—	—
180+ days past due	—	—
Total mortgage loans	$10,960	$10,867
90 – 179 Days Past Due and Accruing Interest:
Investment	$—	$—
Interest accrued	—	—
180+ Days Past Due and Accruing Interest:
Investment	$—	$—
Interest accrued	—	—
The distribution of Thrivent’s mortgage loans among various geographic regions of the United States as of December 31 are presented below:
	2025	2024
Geographic Region:
Pacific	27%	29%
South Atlantic	21	21
East North Central	8	7
West North Central	7	7
Mountain	8	7
Mid-Atlantic	14	12
West South Central	10	12
Other	5	5
Total	100%	100%
The distribution of Thrivent’s mortgage loans among various property types as of December 31 are presented below:
	2025	2024
Property Type:
Industrial	31%	27%
Retail	15	16
Office	9	11
Church	7	7
Apartments	32	32
Other	6	7
Total	100%	100%

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Impaired loans
A loan is determined to be impaired when it is considered probable that the principal and interest will not be collected according to the contractual terms of the loan agreement. For the years ended December 31, 2025 and 2024, Thrivent held impaired loans with carrying values of $26 million and $26 million, and unpaid principal balances of $33 million and $32 million for which there was no related allowance for credit losses recorded, respectively.
Any payments received on impaired loans are either applied against the principal or reported as net investment income, based on an assessment as to the collectability of the principal. Interest income on impaired loans that are delinquent are recognized upon receipt.
After loans become 180 days delinquent on principal or interest payments, or if the loans have been determined to be impaired, any accrued but uncollectible interest on the mortgage loans is non-admitted and charged to surplus in the period in which the loans are determined to be impaired. Generally, only after the loans become less than 180 days delinquent from the contractual due date will accrued interest be returned to admitted status. The amount of impairments included in realized capital losses due to debt restructuring was $0 for the year ended December 31, 2025, $8 million for the year ended December 31, 2024, and $8 million for the year ended December 31, 2023. The average recorded investment in impaired mortgage loans was $13 million and $26 million for the years ended December 31, 2025 and 2024, respectively. Interest income recognized on impaired mortgage loans was $1 million for the year ended December 31, 2025, $1 million for the year ended December 31, 2024, and $2 million for the year ended December 31, 2023.
In certain circumstances, Thrivent may restructure the terms of a troubled loan to maximize the collection of amounts due. During the years ended December 31, 2025 and 2024, Thrivent restructured three loans with a carrying value of $27 million and three loans with a carrying value of $10 million, respectively.
For the years ended December 31, 2025 and 2024, Thrivent held ten mortgage loans with a carrying value of $43 million and eight loans with a carrying value of $18 million, where loan restructures had occurred and the loans were in good standing, respectively. For the year ended December 31, 2025, the ten restructured mortgage loans had no payment defaults after modifications. For the year ended December 31, 2024, the eight restructured mortgage loans had no payment defaults after modifications.
During the year ended December 31, 2025 there were no mortgage loans derecognized as a result of foreclosure. In 2024, there was one mortgage loan with a carrying value of $16 million that was derecognized as a result of foreclosure.
Real Estate
Thrivent owns home office properties and held-for-sale properties. Held-for-sale properties are determined to be impaired when it is probable that the current book value plus costs to sell are greater than the fair market value of the property.
The components of real estate investments as of December 31 were as follows (in millions):
	2025	2024
Home office properties	$25	$24
Held-for-sale	—	—
Total before accumulated depreciation	25	24

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

	2025	2024
Accumulated depreciation	(6)	(6)
Total real estate	$19	$18
In 2025, Thrivent contributed a property to Thrivent Holdings, Inc. (“Holdings”) with a book value of $2 million. In 2024, Thrivent reclassified a corporate office building as held-for-sale. This property had a book value of $24 million and was impaired by $24 million to a book value of $0 in December 2024. In November 2024, Thrivent sold a portion of land for a cash payment of less than $1 million and recorded a realized gain of less than $1 million on the sale.
Derivative Financial Instruments
Thrivent uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses, and to offset risks associated with the guaranteed living benefits features of certain variable annuity products. The following table summarizes the carrying values, which primarily equal fair values, and the notional amounts of Thrivent’s derivative financial instruments (in millions):
	Carrying Value	Notional Amount	Realized Gains/(Losses)
As of and for the year ended December 31, 2025
Assets:
Call spread options	$170	$1,262	$69
Futures	—	117	(176)
Foreign currency swaps	63	493	7
Interest rate swaps	—	—	—
Covered written call options	—	—	—
Mortgage Dollar Rolls	509	510	8
Purchased Options	—	—	(8)
Total assets	$742	$2,382	$(100)
Liabilities:
Call spread options	$(102)	$1,308	$(38)
Futures	—	835	—
Foreign currency swaps	(26)	481	4
Covered written call options	(1)	404	1
Total liabilities	$(129)	$3,028	$(33)
As of and for the year ended December 31, 2024
Assets:
Call spread options	$141	$1,163	$194
Futures	—	97	(205)
Foreign currency swaps	79	820	10
Interest rate swaps	—	—	—
Covered written call options	—	—	—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

	Carrying Value	Notional Amount	Realized Gains/(Losses)
Total assets	$220	$2,080	$(1)
Liabilities:
Call spread options	$(81)	$1,231	$(172)
Futures	—	929	—
Foreign currency swaps	(1)	78	1
Covered written call options	—	—	1
Total liabilities	$(82)	$2,238	$(170)
All gains and losses on derivatives are reflected in realized capital gains and losses in the statutory-basis financial statements except foreign currency swaps which are reflected in net investment income. Notional amounts do not represent amounts exchanged by the parties and therefore are not a measure of Thrivent’s exposure. The settlement amounts exchanged are calculated based on the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.
Call Spread Options
Thrivent uses over-the-counter S&P 500 index call spread options (i.e. buying call options and selling cap call options) to manage risks associated with fixed indexed annuities. Purchased call spread options are reported at fair value in derivatives and written call spread options are reported at fair value in derivatives. The changes in the fair value of the call spread options are recorded in unrealized gains and losses.
Covered Written Call Options
Thrivent sells covered written call option contracts to enhance the return on residential mortgage-backed “To Be Announced” collateral that Thrivent owns. The premium received for these call options is recorded in other liabilities at book value at each reporting period. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of realized capital gains and losses. During the years ended December 31, 2025, 2024 and 2023, $2 million, less than $1 million and $0, respectively, was received in call premium.
Futures
Thrivent utilizes futures contracts to manage a portion of the risks associated with the guaranteed minimum accumulation benefit feature of variable annuity products and to manage foreign equity risk. Cash paid for the futures contracts is recorded in derivatives. The futures contracts are valued at fair value at each reporting period. The daily change in fair value from the contracts variation margin is recognized in unrealized gains and losses until the contract is closed and/or otherwise expired. Realized gains and losses are recognized when the contract is closed and/or otherwise expired.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Foreign Currency Swaps
Thrivent utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments for foreign denominated bonds. The swaps are reported at fair value with the change in the fair value recognized in unrealized gains and losses. Realized capital gains and losses are recognized upon settlement of the swap. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.
Mortgage Dollar Rolls
Thrivent utilizes “To Be Announced” (“TBA”) forward contracts within the Agency-backed mortgage-backed securities market to optimize yield and manage liquidity in an efficient way. Additionally, Thrivent employs a dollar roll strategy with TBA contracts where TBAs are sold to counterparties with a commitment to buy a substantially similar security at a later settlement date.
Securities Lending
Elements of the securities lending program as of December 31 are presented below (in millions).
	2025	2024
Loaned Securities:
Carrying value	$533	$554
Fair value	539	540
Cash Collateral Reinvested:
Open	$246	$229
30 days or less	112	117
31 - 60 days	44	91
61 - 90 days	64	20
91 - 120 days	40	5
121 - 180 days	20	30
181 - 365 days	25	40
1 - 2 years	—	20
2 - 3 years	—	—
Greater than 3 years	—	—
Total	$551	$552
Cash collateral liabilities	$551	$553
The maturity dates of the cash collateral liabilities generally match the maturity dates of the invested assets.
Collateral Received
Elements of reinvested collateral received in the securities lending program as of December 31 are presented below (in millions):
	2025	2024
Bonds:
Carrying value	$20	$100

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

	2025	2024
Fair value	20	100
Short-term Investments:
Carrying value	$110	$50
Fair value	110	50
Cash Equivalents:
Carrying value	$420	$402
Fair value	420	402
Common Stocks:
Carrying value	$—	$—
Fair Value	—	—
All collateral received is less than 1% of total admitted assets.
Wash Sales
In the normal course of Thrivent’s investment management activities, securities are periodically sold and repurchased within 30 days of the sale date to enhance total return on the investment portfolio. At December 31, 2025, Thrivent completed 27 transactions, selling 23 securities with a book value totaling $3 million where the cost to repurchase within 30 days totaled $4 million. The net gain for securities sold and later repurchased totaled less than $0 million. At December 31, 2024, Thrivent completed 36 transactions, selling 31 securities with a book value totaling $2 million where the cost to repurchase within 30 days totaled $3 million. The net gain for securities sold and later repurchased totaled less than $1 million.
Reverse Repurchase Agreements
Thrivent has a tri-party reverse repurchase agreement (“repo”) to purchase and resell short-term securities. The securities are classified as an NAIC designation of 1 and the maturity of the securities is three months to one year with a carrying value and fair value of $0 for the years ended December 31, 2025 and 2024. Thrivent is not permitted to sell or repledge these securities. The purchased securities are included in cash, cash equivalents and short-term investments in the accompanying Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent received cash as collateral, having a fair value at least equal to 102% of the purchase price paid for the securities and Thrivent’s designated custodian takes possession of the collateral. The collateral is not recorded in Thrivent’s financial statements.
The fair value of the securities for the repo transactions accounted for each reporting period presented below (in millions):
December 31, 2025	Maximum	Ending Balance
Bonds:
1st quarter	$—	$—
2nd quarter	—	—
3rd quarter	—	—
4th quarter	—	—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

December 31, 2024	Maximum	Ending Balance
Bonds:
1st quarter	$140	$—
2nd quarter	115	15
3rd quarter	30	—
4th quarter	—	—
The fair value of the cash collateral under the repo transactions for each reporting period by remaining contractual maturity presented below (in millions):
December 31, 2025	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$—	$—
2nd quarter	—	—
3rd quarter	—	—
4th quarter	—	—

December 31, 2024	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$143	$—
2nd quarter	117	15
3rd quarter	31	—
4th quarter	—	—
Federal Home Loan Bank Agreements
FHLB membership requires an initial purchase of membership stock and gives Thrivent access to low-cost funding. Thrivent held membership stock of $0 as of December 31, 2025 and 2024, and activity-based stock of $91 million and $90 million as of December 31, 2025 and 2024, respectively. Any excess activity-based stock is periodically converted to membership stock by the FHLB. Thrivent’s strategy is to utilize funds from the FHLB to optimize liquidity and for spread investment purposes. Additional FHLB activity-based stock purchases are required based upon the amount of funding agreements from the FHLB. Thrivent is required to post acceptable forms of collateral for any funding agreements from the FHLB. In the event of default, the FHLB’s recovery on the collateral is limited to the amount of Thrivent’s outstanding liability to the FHLB. FHLB activity is limited to the general account. As of December 31, 2025, Thrivent has an internally approved maximum borrowing capacity for the FHLB of $6 billion. Thrivent has an unused commitment amount of $4 billion for long-term contracts terminating in more than 12 months. Thrivent established this limit in accordance with its overall risk management process. As of December 31, 2025, Thrivent has a standby letter of credit agreement with the Federal Home Loan Bank of Chicago in the amount of $85 million.
The amount of collateral pledged to FHLB as of December 31 (in millions):

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

	2025			2024
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
Total Collateral Pledged	$2,826	$3,086	$2,010	$2,708	$3,114	$2,010
The maximum amount of collateral pledged to FHLB during the reporting period (in millions):
	2025			2024
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
Total Maximum Collateral Pledged	$2,863	$3,191	$2,010	$3,242	3,591	$2,010
During the third quarter of 2023, Thrivent transitioned $900 million in FHLB advances into funding agreements. These advances were previously reported as borrowed money and funding agreements are reported in deposit liabilities.
The fair value and carrying amount of the funding agreements, excluding accrued interest, were $2.0 billion and $2.0 billion as of December 31, 2025 and 2024, respectively. Interest accrues as of December 31, 2025 and 2024 at a weighted average rate of 3.9% and 4.5%, respectively. Interest paid in 2025 and 2024 was $86 million and $89 million, respectively. The outstanding deposit liabilities of $2.0 billion as of December 31, 2025 have scheduled maturity dates through 2028 and Thrivent has the discretion to roll those maturities into future borrowings or funding agreements.
The amount of funding agreements from FHLB as of December 31 (in millions):
	General Account		Funding Agreements Reserves Established
	2025	2024	2025	2024
Funding Agreements	$2,010	$2,010	$2,017	$2,017
Other	—	—	—	—
Aggregate Total	$2,010	$2,010	$2,017	$2,017
The Company does not have prepayment obligations for these funding agreements.
Pledged and Restricted Assets
Thrivent owns assets which are pledged to others as collateral or are otherwise restricted totaling $3.8 billion for both years ended December 31, 2025 and 2024. Total pledged and restricted assets, which primarily include collateral held under futures transactions, securities lending agreements, FHLB and reverse repurchase agreements are 3% of total admitted assets. Securities on deposit with state insurance departments were $2 million for both years ended December 31, 2025 and 2024.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Net Investment Income
Investment income by type of investment for the years ended December 31 is presented below (in millions):
	2025	2024	2023
Bonds	$2,395	$2,165	$2,107
Preferred stock	26	18	20
Unaffiliated common stocks	20	21	17
Affiliated common stocks	102	77	77
Mortgage loans	438	431	417
Real estate	12	12	12
Contract loans	76	76	75
Cash, cash equivalents and short-term investments	88	74	63
Limited partnerships	749	1,025	547
Derivatives	14	10	11
Other invested assets	8	20	19
Gross investment income	3,928	3,929	3,365
Investment expenses	(105)	(97)	(130)
Depreciation on real estate	(1)	(2)	(2)
Net investment income	$3,822	$3,830	$3,233
Net investment income includes bonds sold or redeemed with a callable bond or tender feature. During 2025, there were 179 securities with a callable or tender feature sold or redeemed totaling $23 million. During 2024, there were 112 securities with a callable or tender feature sold or redeemed totaling $4 million.
Investment Income Due and Accrued
All investment income due and accrued with amounts that are over 90 days past due with the exception of mortgage loans that are in default for more than 180 days, are non-admitted. As of December 31, 2025 the total amount of gross, non-admitted and admitted amounts of interest income due and accrued is $606 million, $0 and $606 million, respectively. Aggregate deferred interest is $9 million as of December 31, 2025.
Cumulative amounts of paid-in-kind interest included in the current principal balances is zero.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Realized Capital Gains and Losses
Realized capital gains and losses for the years ended December 31 is presented below (in millions):
	2025	2024	2023
Net Gains and (Losses) on Sales:
Bonds:
Gross gains	$149	$149	$93
Gross losses	(83)	(74)	(140)
Stocks:
Gross gains	49	129	131
Gross losses	(27)	(30)	(64)
Futures	(168)	(205)	(172)
Other	381	(13)	65
Net gains and (losses) on sales	301	(44)	(87)
Provisions for Losses:
Bonds	(19)	(3)	(15)
Stocks	—	—	—
Other	—	(8)	(8)
Total provisions for losses	(19)	(11)	(23)
Realized capital gains and (losses)	283	(55)	(110)
Transfers to interest maintenance reserve	(74)	(67)	48
Realized capital gains and (losses), net	$209	$(122)	$(62)
Proceeds from the sale of investments in bonds were $8.8 billion, $7.3 billion and $5.1 billion for the years ended December 31, 2025, 2024 and 2023, respectively.
Thrivent recognized other-than-temporary impairments (“OTTI”) during the year ended December 31, 2025 on asset-backed securities where the present value of cash flows expected to be collected was less than the amortized cost basis of the security. For the year ended December 31, 2025, the amortized cost basis for these securities, prior to any current-period OTTI was $37 million. The OTTI recognized in earnings as a realized loss totaled $1 million. The fair value of the securities as of the date impaired totaled $31 million. The amortized cost basis after the current-period impairment totaled $36 million. The remaining difference between fair value and amortized cost basis as of December 31, 2025 was not deemed to be OTTI.
3. Policyholder Liabilities
The following table contains general account aggregate reserves for life, annuity and health contracts as of December 31 (in millions):
	2025	2024
Life insurance reserves	$26,426	$26,074
Disability and long-term care active life reserves	67	70
Disability and long-term care unpaid claims and claim reserves	343	351
Annuity reserves	24,107	21,985
Health contracts	6,845	6,740
Aggregate reserves for life, annuity and health contracts	$57,788	$55,220

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

Many of the contracts issued by Thrivent, primarily annuities, do not subject Thrivent to mortality or morbidity risk. These contracts may have certain limitations placed upon the amount of funds that can be withdrawn without penalties. The following table summarizes liabilities by withdrawal characteristics of individual annuities (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2025
Subject to Discretionary Withdrawal:
With market value adjustment	$6,671	$151	$—	$6,822	12%
At book value less a surrender charge of 5% or more	3,853	—	—	3,853	6
At fair value	—	—	34,697	34,697	59
Total with market value adjustment or at fair value	10,524	151	34,697	45,372	77
At book value without adjustment	11,885	—	—	11,885	20
Not subject to discretionary withdrawal	1,698	—	49	1,747	3
Total	$24,107	$151	$34,746	$59,004	100%
Amount to Move into Subject to Discretionary Withdrawal in the Year After the Statement Date:	$286	$—	$—	$286
December 31, 2024
Subject to Discretionary Withdrawal:
With market value adjustment	$3,931	$172	$—	$4,103	7%
At book value less a surrender charge of 5% or more	3,628	—	—	3,628	7
At fair value	—	—	33,718	33,718	60
Total with market value adjustment or at fair value	7,559	172	33,718	41,449	74
At book value without adjustment	12,751	—	—	12,751	23
Not subject to discretionary withdrawal	1,675	—	49	1,724	3
Total	$21,985	$172	$33,767	$55,924	100%
Amount to Move into Subject to Discretionary Withdrawal in the Year After the Statement Date:	$638	$—	$—	$638

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

The following table summarizes liabilities by withdrawal characteristics of deposit type contracts with no life contingencies (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2025
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$2,839	$—	$—	$2,839	54%
Total with market value adjustment or at fair value	2,839	—	—	2,839	54
At book value without adjustment	331	—	—	331	6
Not subject to discretionary withdrawal	2,103	—	11	2,114	40
Total	$5,273	$—	$11	$5,284	100%
December 31, 2024
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$3,134	$—	$—	$3,134	56%
Total with market value adjustment or at fair value	3,134	—	—	3,134	56
At book value without adjustment	2,349	—	—	2,349	42
Not subject to discretionary withdrawal	83	—	12	95	2
Total	$5,566	$—	$12	$5,578	100%
The above policyholder liabilities are recorded as partial components within the following captions of the Statutory-Basis Statements of Assets, Liabilities and Surplus as of December 31 (in millions):
	2025	2024
Aggregate reserves for annuity contracts	$24,107	$21,985
Deposit liabilities	5,273	5,566
Liabilities related to separate accounts	34,907	33,951
Total	$64,287	$61,502

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

The following table summarizes the analysis of life actuarial reserves by withdrawal characteristics (dollars in millions):
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
December 31, 2025
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,485	$10,474	$10,497	$—	$—	$—
Universal life with secondary guarantees	1,936	1,810	2,041	2,157	1,973	1,985
Other permanent cash value life insurance	—	12,673	13,623	—	—	—
Variable universal life	55	55	68	1,233	1,230	1,238
Miscellaneous reserves	—	—	1	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	889	XXX	XXX	—
Accidental death benefits	XXX	XXX	12	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	67	XXX	XXX	—
Disability – disable lives	XXX	XXX	331	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$12,476	$25,012	$27,529	$3,390	$3,203	$3,223
Reinsurance ceded	872	1,097	694	—	—	—
Total	$11,604	$23,915	$26,835	$3,390	$3,203	$3,223
December 31, 2024
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,440	$10,429	$10,458	$—	$—	$—
Universal life with secondary guarantees	1,775	1,647	1,885	1,780	1,613	1,628
Other permanent cash value life insurance	—	12,475	13,423	—	—	—
Variable universal life	50	50	63	1,128	1,126	1,133
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,031	XXX	XXX	—
Accidental death benefits	XXX	XXX	13	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	70	XXX	XXX	—
Disability – disable lives	XXX	XXX	340	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$12,265	$24,601	$27,285	$2,908	$2,739	$2,761
Reinsurance ceded	760	955	788	—	—	—
Total	$11,505	$23,646	$26,497	$2,908	$2,739	$2,761

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

Thrivent calculates premium deficiency reserves (PDR) for long-term care insurance policies. The PDR was zero as of December 31, 2025 and 2024, respectively. Additionally, in 2025 the claim incidence and claim termination assumptions were updated for the legacy business block.
Thrivent has insurance in force as of December 31, 2025 and 2024, totaling $2.0 billion and
$4.7 billion, respectively, where the gross premiums are less than the net premiums according to the standard valuation requirements set by the State of Wisconsin Office of the Commissioner of Insurance. Reserves associated with these policies as of December 31, 2025 and 2024, totaled $9 million and $17 million, respectively.
Deferred and uncollected life insurance premiums and annuity considerations were as follows (in millions):
	Gross	Net of Loading
December 31, 2025
Ordinary new business	$9	$1
Ordinary renewal	87	112
Total	$96	$113
December 31, 2024
Ordinary new business	$8	$—
Ordinary renewal	84	112
Total	$92	$112
4. Separate Accounts
Thrivent administers and invests funds segregated into separate accounts for the exclusive benefit of variable annuity, variable immediate annuity and variable universal life contract holders. Variable life and variable annuity separate accounts of Thrivent are non-guaranteed, while Thrivent’s multi-year guarantee separate account is a non-indexed guaranteed account. Within the non-guaranteed separate account, all variable deferred annuity contracts contain guaranteed death benefits and some contain guaranteed living benefits. The following table presents the explicit risk charges paid by separate account contract holders for these guarantees and the amounts paid for guaranteed death benefits for the years ended December 31 (in millions):
	2025	2024	2023	2022	2021
Risk charge paid	$132	$119	$118	$114	$119
Payments for guaranteed benefits	8	8	19	22	6

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
4. Separate Accounts, continued

The following tables summarize information for the separate accounts (in millions):
	Non-Indexed Guarantee	Non- Guaranteed	Total
December 31, 2025
Reserves:
For accounts with assets at fair value	$151	$37,976	$38,127
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$151	$—	$151
At fair value	—	37,917	37,917
Not subject to discretionary withdrawal	—	59	59
Total	$151	$37,976	$38,127
December 31, 2024
Reserves:
For accounts with assets at fair value	$172	$36,539	$36,711
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$172	$—	$172
At fair value	—	36,478	36,478
Not subject to discretionary withdrawal	—	61	61
Total	$172	$36,539	$36,711

	2025	2024	2023
Premiums, Considerations and Deposits:
Non-indexed guarantee	$—	$2	$1
Non-guaranteed	2,938	2,193	1,473
Total	$2,938	$2,195	$1,474

	2025	2024	2023
Transfers to separate accounts	$2,937	$2,194	$1,474
Transfers from separate accounts	(5,729)	(5,096)	(3,592)
Other items	(74)	(46)	(35)
Transfers to separate accounts, net	$(2,866)	$(2,948)	$(2,153)

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued

5. Claims Liabilities
Activity in the liabilities for accident and health, long-term care and disability benefits, included in aggregate reserves for life, annuity, and health contracts and contract claims, as presented below (in millions):
	2025	2024
Net balance at January 1	$1,186	$1,119
Incurred Related to:
Current year	489	485
Prior years	(120)	(56)
Total incurred	369	429
Paid Related to:
Current year	80	52
Prior years	300	310
Total paid	380	362
Net balance at December 31	$1,175	$1,186
Thrivent uses estimates for determining the liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Thrivent annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining Thrivent’s estimate of ultimate claims experience.
6. Reinsurance
Thrivent participates in reinsurance in order to limit maximum losses and to diversify exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. For life insurance, Thrivent generally retains a maximum of $6 million for any single mortality risk. In 2022 Thrivent began ceding 80% of all Medicare Supplement business via a coinsurance agreement. In 2023 Thrivent entered into a yearly renewable term (YRT) agreement for indemnity reinsurance on newly issued disability insurance coverages.
Ceded balances would represent a liability of Thrivent in the event the reinsurers were unable to meet the obligations under the terms of the reinsurance agreements. Reinsurance contracts do not relieve an insurer from the contract’s primary obligation to policyholders.
Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
6. Reinsurance, continued

Reinsurance amounts included in the Statutory-Basis Statements of Operations for the years ended December 31 were as follows (in millions):
	2025	2024	2023
Direct premiums	$5,853	$6,164	$5,731
Reinsurance ceded	(223)	(216)	(211)
Net premiums	$5,630	$5,948	$5,520
Reinsurance claims recovered	$211	$177	$180
Aggregate reserves and contract claim liabilities in the Statutory-Basis Statements of Assets, Liabilities and Surplus for the years ended December 31 were reduced by reinsurance ceded amounts as presented below (in millions):
	2025	2024
Life insurance	$694	$788
Accident-and-health	45	42
Total	$739	$830
During 2022, Thrivent entered into a reinsurance agreement whereby certain Medicare supplement contracts were ceded to a third party. A gain of $39 million was recognized in other surplus funds and is being amortized over a five-year period.
The financial condition of Thrivent’s reinsurers and amounts recoverable are periodically reviewed in order to evaluate the financial strength of the companies supporting the recoverable balances. Two reinsurers account for approximately 73% and 74% of the reinsurance recoverable as of December 31, 2025, and 2024, respectively.
Thrivent has no covered policies where certain term life and universal life insurance policies (XXX/AXXX risks) are ceded in accordance with the Term and Universal Life Insurance Reserve Financing Model Regulation (MDL-787) or Actuarial Guideline 48 where the Model Regulation has not been adopted by a state in which Thrivent is licensed.
Thrivent has no reinsurance contracts with features that are subject to the disclosure requirements within SSAP No. 61 related to reinsurance credits.
7. Surplus
Thrivent is subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of surplus maintained by a fraternal benefit society is to be determined based on various risk factors. Thrivent exceeds the RBC requirements as of December 31, 2025 and 2024.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
7. Surplus, continued

Unassigned funds as of December 31 includes adjustments related to the following items (in millions):
	2025	2024
Unrealized gains and (losses)	$102	$545
Non-admitted assets	(488)	(486)
Separate accounts	141	118
Asset valuation reserve	(2,892)	(3,030)
The deferred gain from the 2022 medical supplement reinsurance agreement is included in other surplus funds as of December 31, 2022. The amount was recognized into other surplus and is being amortized over a five-year period.
8. Fair Value of Financial Instruments
The financial instruments of Thrivent have been classified, for disclosure purposes, into categories based on the evaluation of the significance of observable and unobservable inputs used to determine fair value.
Fair Value Descriptions
Level 1 Financial Instruments
Level 1 financial instruments reported at fair value include certain bonds, certain unaffiliated common stocks, cash equivalents, certain derivatives, and exchange traded funds. Bonds, unaffiliated common stocks, and exchange traded funds are primarily valued using quoted prices in active markets. Cash equivalents consist of money market mutual funds whose fair value is based on the quoted daily net asset values of the invested funds.
Level 1 financial instruments not reported at fair value include certain bonds, which are priced based on quoted market prices, and include primarily U.S. Treasury bonds.
Level 2 Financial Instruments
Level 2 financial instruments reported at fair value include certain unaffiliated common stocks, other invested assets, and certain derivatives, and are valued based on market quotes where the financial instruments are not considered actively traded. Mutual funds are reported at fair value, which are based on net asset values from fund managers. The fair values for separate account assets are based on published daily net asset values of the funds in which the separate accounts are invested.
Level 2 financial instruments not reported at fair value includes certain bonds, certain unaffiliated common stocks, unaffiliated preferred stocks, cash, cash equivalents and short-term investments, other invested assets, liabilities related to separate accounts and other liabilities.
Bonds not reported at fair value are priced using a third–party pricing vendor and include certain corporate debt securities and asset-backed securities. Pricing from a third–party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. If Thrivent is unable to obtain a price from a third–party pricing vendor, management may obtain broker quotes or utilize an internal pricing model specific to the asset. The internal pricing models apply practices that are standard among the industry and utilize observable market data.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

Fair values of unaffiliated common stocks not reported at fair value primarily consist of FHLB activity-based stock and are based on direct quotes from FHLB.
Fair values of unaffiliated preferred stocks not reported at fair value are based on market quotes where these securities are not considered actively traded.
Cash and cash equivalents not reported at fair value consist of demand deposit and highly liquid investments purchased with an original maturity date of three months or less. Short-term investments not reported at fair value consist of investments in commercial paper and agency notes with contractual maturities of one year or less at the time of acquisition. The carrying amounts for cash, cash equivalents and short-term investments approximate the fair values.
Other invested assets not reported at fair value include investments in surplus notes in which the fair values are based on quoted market prices.
The carrying amounts of liabilities related to separate accounts reflect the amounts in the separate account assets and approximate the fair values.
Certain derivative liabilities are reported at fair value and are derived from broker quotes.
Fair values on funding agreements from the FHLB (included in deposit liabilities), are equal to unpaid principal balance, including accrued interest, net of unamortized discount or premium.
Level 3 Financial Instruments
Level 3 financial instruments reported at fair value include other invested assets and certain derivatives. The fair value is determined using independent broker quotes.
Level 3 financial instruments not reported at fair value include certain bonds, unaffiliated preferred stocks, mortgage loans, real estate, contract loans, limited partnerships, other invested assets, deferred annuities, other deposit contracts and other liabilities.
Level 3 bonds not reported at fair value include private placement debt securities and convertible bonds. Private placement debt securities are valued using internal pricing models specific to the assets using unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments. Market comparable discount rates ranging from 1% to 8% are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, Thrivent may adjust the base discount rate or the modeled price by applying an illiquidity premium, given the highly structured nature of certain assets. Convertible bonds are valued using third party broker quotes to determine fair value.
Unaffiliated preferred stocks are valued using third-party broker quotes to determine fair value.
The fair values for mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

The fair value of real estate properties held-for-sale is based on current market price assessments, current purchase agreements or market appraisals.
Contract loans are generally carried at the loans' aggregate unpaid balance which approximate the fair values.
Limited partnerships consist primarily of equity limited partnerships which are generally valued using NAV as a practical expedient.
Other invested assets primarily include residual tranches, non-collateral loans, and surplus notes. Residual tranches are carried at either the lower of amortized cost or fair value or the underlying audited equity of the investee. Non-collateral loans and surplus notes are carried at amortized cost.
Liabilities primarily include deferred annuities, other deposit contracts and certain derivatives. The fair values for deferred annuities and other deposit contracts, which include supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit are estimated to be the cash surrender value payable upon immediate withdrawal. Derivatives fair values are derived from broker quotes.
Financial Instruments Carried at Fair Value
The fair values of Thrivent’s financial instruments measured and reported at fair value are presented below (in millions).
	Level 1	Level 2	Level 3	Total
December 31, 2025
Assets:
Bonds	$538	$—	$—	$538
Unaffiliated preferred stocks	—	158	—	158
Unaffiliated common stocks	788	—	—	788
Cash, cash equivalents and short-term investments	332	—	—	332
Separate account assets	—	38,997	—	38,997
Derivatives	—	572	170	742
Total	$1,658	$39,727	$170	$41,555
Liabilities:
Derivatives	$—	$26	$101	$127
December 31, 2024
Assets:
Bonds	$541	$—	$—	$541
Unaffiliated preferred stocks	—	114	—	114
Unaffiliated common stocks	667	—	—	667
Cash, cash equivalents and short-term investments	342	—	—	342
Separate account assets	—	37,442	—	37,442
Derivatives	—	79	141	220
Total	$1,550	$37,635	$141	$39,326

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

	Level 1	Level 2	Level 3	Total
Liabilities:
Other liabilities	$—	$1	$81	$82
Additional Information on Level 3 Financial Instruments carried at Fair Value
The following table shows the changes in fair values for the investments categorized as Level 3 (in millions).
	2025	2024
Assets:
Balance, January 1	$141	$161
Purchases	106	96
Sales	(236)	(489)
Realized gains and (losses) net income	70	196
Unrealized gains and (losses) surplus	89	177
Balance, December 31	$170	$141
Liabilities:
Balance, January 1	$81	$109
Purchases	54	50
Sales	(50)	(60)
Realized gains and (losses) net income	(38)	(169)
Unrealized gains and (losses) surplus	53	151
Balance, December 31	$101	$81
Transfers
During 2025, Thrivent transferred $131 million into Level 2 from Level 3 and $15 million into Level 3 from Level 2 for bonds and preferred stocks. During 2024, Thrivent transferred $34 million into Level 2 from Level 3 and $69 million into Level 3 from Level 2 for bonds and preferred stocks. There were no transfers between fair value levels for assets held at fair value. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Valuation Assumptions
The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instruments. These fair values are for certain financial instruments of Thrivent; accordingly, the aggregate fair value amounts presented do not represent the underlying values.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

Fair Value of All Financial Instruments
The carrying values and fair values of all financial instruments are presented below (in millions).
	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2025
Financial Assets:
Bonds	$54,999	$1,985	$35,695	$15,468	$53,148
Unaffiliated preferred stocks	516	—	218	300	518
Unaffiliated common stocks	878	787	91	—	878
Affiliated common stock	739	—	739	—	739
Affiliated mutual funds and ETFs	97	—	97	—	97
Mortgage loans	10,960	—	—	10,330	10,330
Contract loans	1,085	—	—	1,085	1,085
Cash, cash equivalents and short-term investments	1,860	332	1,528	—	1,860
Limited partnerships	9,240	—	—	9,240	9,240
Real estate – held-for-sale	—	—	—	1	1
Assets held in separate accounts	38,997	—	38,997	—	38,997
Derivatives	742	5	572	170	747
Other invested assets	1,175	—	73	1,109	1,182
Financial Liabilities:
Deferred annuities	$21,302	$—	$—	$20,194	$20,194
Other deposit contracts	3,047	—	2,017	1,030	3,047
Derivatives	129	—	26	101	127
Separate account liabilities	38,857	—	38,857	—	38,857

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2024
Financial Assets:
Bonds	$52,993	$1,683	$33,315	$14,672	$49,670
Unaffiliated preferred stocks	451	—	168	277	445
Unaffiliated common stocks	758	667	91	—	758
Affiliated common stock	258	—	258	—	258
Affiliated mutual funds and ETFs	75	—	75	—	75
Mortgage loans	10,867	—	—	9,690	9,690
Contract loans	1,073	—	—	1,073	1,073
Cash, cash equivalents and short-term investments	1,437	342	1,095	—	1,437
Limited partnerships	10,836	—	—	10,836	10,836
Real estate – held-for-sale	—	—	—	1	1
Assets held in separate accounts	37,442	—	37,442	—	37,442
Other invested assets	908	4	151	762	917
Financial Liabilities:
Deferred annuities	$19,240	$—	$—	$18,394	$18,394
Other deposit contracts	3,067	—	2,017	1,050	3,067
Other liabilities	82	—	1	81	82
Separate account liabilities	37,324	—	37,324	—	37,324
9. Benefit Plans
Pension and Other Postretirement Benefits
Thrivent has a qualified noncontributory pension plan that provides benefits to substantially all home office and field employees upon retirement. Thrivent also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent uses a measurement date of December 31 in the benefit plan disclosures.
The components of net periodic pension expense for Thrivent’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):
	Pension Plan			Other Plans
	2025	2024	2023	2025	2024	2023
Service cost	$24	$25	$20	$1	$1	$2
Interest cost	58	54	53	4	3	4
Expected return on plan assets	(85)	(82)	(74)	—	—	—
Other	—	—	4	(2)	(2)	(2)
Net periodic cost	$(3)	$(3)	$3	$3	$2	$4

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The plans’ amounts recognized in the statutory-basis financial statements as of December 31 were as follows (in millions):
	Pension Plan		Other Plans
	2025	2024	2025	2024
Change in Projected Benefit Obligation:
Benefit obligation, beginning of year	$1,061	$1,112	$71	$76
Service cost	24	25	1	1
Interest cost	58	54	4	4
Actuarial (gain) loss	25	(63)	3	1
Transfers from defined contribution plan	2	1	—	—
Benefits paid	(69)	(68)	(9)	(11)
Plan changes	—	—	—	—
Benefit obligation, end of year	$1,101	$1,061	$70	$71
Change in Plan Assets:
Fair value of plan assets, beginning of year	$1,302	$1,249	$—	$—
Actual return on plan assets	170	120	—	—
Employer contribution	—	—	9	11
Transfers from defined contribution plan	2	1	—	—
Benefits paid	(69)	(68)	(9)	(11)
Fair value of plan assets, end of year	$1,405	$1,302	$—	$—
The significant changes in actuarial (gain)/loss of the 2025 projected benefit obligation primarily relates to decreased discount and crediting rates and cost of living adjustment increase assumptions. The significant changes in actuarial (gain)/loss of the 2024 projected benefit obligation primarily relates to an increased discount rate and assumption changes.
The plans’ amounts recognized in the statutory-basis financial statements funding statuses and accumulated benefit obligation as of December 31 were as follows (in millions):
	Pension Plan		Other Plans
	2025	2024	2025	2024
Funded Status:
Accrued benefit costs	$—	$—	$(94)	$(100)
Asset (Liability) for pension benefits	304	241	24	29
Total overfunded (unfunded) liabilities	$304	$241	$(70)	$(71)
Deferred Items:
Net (gain) loss	$(74)	$(15)	$(17)	$(21)
Net prior service cost	—	—	(7)	(8)
Accumulated amounts recognized in periodic pension expenses	$230	$226	$(94)	$(100)
Accumulated benefit obligation	$1,086	$1,044	$70	$71

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The unfunded liabilities for the pension plan and other postretirement plans at December 31, 2025 and 2024, are included in other liabilities in the Statutory-Basis Statement of Assets, Liabilities and Surplus. Overfunded liabilities for the pension plan and other postretirement plans for statutory reporting purposes are deemed non-admitted assets and therefore are charged directly against surplus.
A summary of the deferred items in the Statutory-Basis Statement of Surplus as of December 31 is as follows (in millions):
	Pension Plan			Other Plans
	Net Prior Service Cost	Net Recognized Gains and (Losses)	Total	Net Prior Service Cost	Net Recognized Gains and (Losses)	Total
Balance, January 1, 2024	$—	$87	$87	$(9)	$(23)	$(32)
Net prior service cost recognized	—	—	—	1	—	1
Net (gain) loss arising during the period	—	(101)	(101)	—	1	1
Net gain (loss) recognized	—	—	—	—	1	1
Balance, December 31, 2024	$—	$(14)	$(14)	$(8)	$(21)	$(29)
Net prior service cost recognized	—	—	—	1	—	1
Net (gain) loss arising during the period	—	(59)	(59)	—	3	3
Net gain (loss) recognized	—	—	—	—	1	1
Balance, December 31, 2025	$—	$(73)	$(73)	$(7)	$(17)	$(24)
The amounts in unassigned funds expected as of December 31 to be recognized in the next fiscal year as components of periodic benefit cost were as follows (in millions):
	Pension Plan		Other Plans
	2025	2024	2025	2024
Net prior service cost	$—	$—	$—	$—
Net recognized gains/(losses)	—	—	—	—
Pension and Other Postretirement Benefit Factors
Thrivent periodically evaluates the long-term earned rate assumptions, taking into consideration historical performance of the plans’ assets as well as current asset diversification and investment strategy in determining the rate of return assumptions used in calculating the plans’ benefit expenses and obligation. Those assumptions are summarized in the table below.
	Pension Plan		Other Plans
	2025	2024	2025	2024
Weighted Average Assumptions:
Discount rate	5.4%	5.7%	5.4%	5.7%
Expected return on plan assets	6.8	6.8	N/A	N/A
Rate of compensation increase	4.8	4.8	N/A	N/A
Interest crediting rate	4.1	4.4	N/A	N/A

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 8.5% and 6.7% in 2025 for pre-65 participants and post-65 participants, respectively, trending down to 4.5% in 2034. The assumed health care cost trend rates can have a significant impact on the amounts reported. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent’s Medicare prescription plan is fully insured and therefore the plan’s insurer receives the federal subsidy.
The interest crediting rates are used for cash balance plans.
Estimated pension benefit payments for the next ten years are as follows: 2026 – $81 million; 2027 – $84 million; 2028 – $85 million; 2029 – $87 million; 2030 –$88 million; and 2031 to 2035 – $450 million.
Estimated other post-retirement benefit payments for the next ten years are as follows: 2026 – $8 million; 2027 – $8 million; 2028 – $7 million; 2029 – $6 million; 2030 – $6 million; and 2031 to 2035 – $28 million.
The minimum pension contribution required for 2025 under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) guidelines will be determined in the first quarter of 2026.
Pension Assets
The assets of Thrivent’s qualified pension plan are held in the Thrivent Defined Benefit Plan Trust. Thrivent has a benefit plan investment committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.
The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Allocations for plan assets for the years ended December 31 were as follows:
	Target Allocation		Actual Allocation
	2025	2024	2025	2024
Equity securities	57%	56%	58%	51%
Private Equity	13	14	12	12
Fixed income and other securities	30	30	30	37
Fixed income and other securities	100%	100%	100%	100%
Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large-cap and small-cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet the pension obligations in the future.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The fair values of the pension plan assets by asset category are presented below (in millions):
	Level 1	Level 2	Level 3	Total
December 31, 2025
Bonds	$72	$203	$1	$276
Common stocks	664	—	—	664
Affiliated mutual funds – equity funds	60	97	—	157
Short-term investments	127	13	—	140
Limited partnerships	—	—	164	164
Derivatives	(1)	9	—	8
Total	$922	$322	$165	$1,409
December 31, 2024
Bonds	$74	$213	$2	$289
Common stocks	575	—	—	575
Affiliated mutual funds – equity funds	—	99	—	99
Short-term investments	49	146	—	195
Limited partnerships	—	—	165	165
Derivatives	(1)	—	—	(1)
Total	$697	$458	$167	$1,322
The fair value of the pension plan assets as presented in the table above does not include net accrued liabilities of $4 million and $20 million as of December 31, 2025 and 2024, respectively.
There were no transfers of the pension plan Level 1 and Level 2 fair value measurements during 2025 or 2024. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Defined Contribution Plans
Thrivent also provides contributory and noncontributory defined contribution retirement benefits that cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent will match participant contributions up to 6% of eligible earnings. In addition, Thrivent will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees. For the years ended December 31, 2025, 2024 and 2023, Thrivent contributed $52 million, $46 million and $42 million, respectively, to these plans.
As of December 31, 2025 and 2024, $43 million and $49 million of the assets of the defined contribution plans were respectively invested in a deposit administration contract issued by Thrivent.
10. Commitments and Contingent Liabilities
Litigation and Other Proceedings
Thrivent is involved in various lawsuits, contractual matters and other contingencies that have arisen in the normal course of business. Thrivent assesses exposure to these matters periodically and adjusts the provision accordingly. As of December 31, 2025, Thrivent believes adequate provision has been made for any losses that may result from these matters.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
10. Commitments and Contingent Liabilities, continued

Financial Instruments
Thrivent is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.
Commitments to Extend Credit
Thrivent has commitments to extend credit for mortgage loans and other lines of credit of $89 million as of December 31, 2025. Commitments to purchase limited partnerships, private placement bonds and other invested assets were $4.7 billion as of December 31, 2025. Thrivent has commitments to extend credit to Thrivent Bank subject to a borrowing limit of $85 million. This agreement has a revolving one-year maturity and can be terminated by either party.
Financial Guarantees
Thrivent has entered into an agreement to provide a Letter of Credit totaling $37 million through 2036 to guarantee certain debt obligations of a third-party civic organization in the event certain conditions occur, as defined in the agreement. This agreement is secured by the financial assets of the third party. Thrivent will receive 0.75% per annum for any unused line of credit. As of December 31, 2025 there was $0 outstanding on this line of credit.
Thrivent has guaranteed to maintain the Tier I capital of an affiliate, Thrivent Trust Company, at a minimum of $6 million, as required by Thrivent Trust Company's primary regulator.
Leases
Thrivent has operating leases for certain office equipment and real estate. Rental expense for these items totaled $14 million for each of the years ended December 31, 2025, 2024 and 2023 respectively. Future minimum rental commitments, in aggregate, as of December 31, 2025 were $137 million for operating leases. The future minimum rental payments for the five succeeding years are as follows: 2026 – $16 million; 2027 – $14 million; 2028 – $13 million; 2029 - $11 million; 2030 - $11 million; and thereafter – $72 million.
Leasing is not a significant part of Thrivent’s business activities as lessor.
11. Related Party Transactions
Investments in Subsidiaries and Affiliated Entities
Thrivent’s directly-owned subsidiary, Thrivent Holdings, Inc. (“Holdings”), is valued in accordance with SSAP No. 97 (Investments in Subsidiary, Controlled and Affiliated Entities). Annually, Thrivent files a “Form Sub-2” with the NAIC in support of the valuation of Holdings. The filing in support of the December 31, 2024, values was completed on May 5, 2025 and Thrivent received a response from the NAIC that did not disallow the valuation method.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
11. Related Party Transactions, continued

The admitted values were $738 million and $258 million related to Holdings for the years ended December 31, 2025 and 2024, respectively. Non-admitted values related to Holdings were $0 and $95 million for the years ended December 31, 2025 and 2024, respectively.
During 2025, Thrivent received cash distributions of $879 million and $345 million from majority-owned limited partnerships Thrivent White Rose Funds (“WRF”) and Twin Bridge Funds (“TBF”), respectively. Thrivent received cash distributions of $74 million from Thrivent Education Funding, LLC (“TEF”). During this period, Thrivent made cash contributions as contributed capital to WRF, TBF, Holdings, TEF, and Gold Ring Holdings, LLC in the amounts of $964 million, $369 million, $389 million, $69 million and $3 million, respectively.
During 2025, Thrivent received cash distributions of $94 million from Holdings, treated as dividends.
Other Related Party Transactions
Thrivent has invested $97 million and $75 million in various Thrivent mutual funds/ETFs as of December 31, 2025 and 2024, respectively.
Thrivent subsidiaries are provided administrative services from Thrivent in accordance with intercompany service agreements. The total value of services provided under these agreements totaled $183 million, $153 million and $144 million for the years ended December 31, 2025, 2024 and 2023, respectively. The net receivables due from affiliates for the years ended December 31, 2025 and 2024 were $14 million and $11 million, respectively, which is included in other assets in the Statutory-Basis Financial Statements of Assets, Liabilities and Surplus.
Thrivent has an agreement with an affiliate who distributes Thrivent’s variable products. Under the terms of the agreement, Thrivent paid commissions, bonuses and other benefits to the affiliate totaling
$186 million, $156 million and $106 million for the years ended December 31, 2025, 2024 and 2023, respectively.
Thrivent is the investment advisor for the Thrivent Series Portfolios in which the separate accounts assets are primarily invested. Advisor fees in the amount of $194 million, $196 million and $184 million for the years ended December 31, 2025, 2024 and 2023, respectively, were included in separate account fees in the Statutory-Basis Statement of Operations.
In December 2018, Thrivent acquired a variable funding note (“VFN”) issued by TEF, an affiliate of Thrivent. The VFN is supported by an indenture collateralized by student loans. The VFN is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $0 as of December 31, 2025 and 2024. The VFN was paid off in full by TEF in December 2024 and Thrivent recorded an increase of less than $1 million to net investment income on the paydown.
In May 2022, a separate VFN was acquired from TEF that is supported by an indenture agreement, last amended in December 2022, and allows for a maximum aggregate principal amount of $750 million and is collateralized by point-of-sale unsecured consumer loans. The VFN is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $0 and $607 million as of December 31, 2025 and 2024, respectively. During 2025, Thrivent invested $184 million in the VFN and received $760 million of principal payments.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
11. Related Party Transactions, continued

In July 2022, Holdings purchased 69.4% of Blue Rock Holdco, LLC. (“Blue Rock”), for $222 million. As of December 31, 2025, Holdings currently owns 69.6% of Blue Rock. Blue Rock is a holding company operating as a marketing and servicing provider of student loans through various subsidiary entities. The admitted value of Holdings on Thrivent's balance sheet is valued in accordance with SSAP No. 97. As part of the purchase acquisition, Blue Rock purchased College Avenue Student Loans (“CASL”) a private student loan originator and servicer.
In December 2022, Thrivent acquired an asset-backed security (“ABS”) issued by CASL. The ABS is supported by an indenture collateralized by student loans. The ABS is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $0 as of December 31, 2025 and 2024. The ABS was paid off in full by CASL in December 2024.
In December 2023, White Rose CFO 2023 Holdings, LLC (“Issuer”), a wholly owned subsidiary of Thrivent, issued a Collateralized Fund Obligation (CFO) whereby debt was issued to third parties. Issuer made available to third party investors approximately $400 million in fixed rate debt. Upon issuance of the debt, approximately $364 million in net proceeds were returned from Issuer to Thrivent. Thrivent retained approximately $436 million of an equity investment in the CFO structure in the form of a residual tranche. During 2025, Thrivent received cash distributions of $42 million. The residual tranche is reported in Other Invested Assets in the accompanying Statutory-Basis Statement of Assets, Liabilities and Surplus and has a fair value of $401 million as of December 31, 2025.
In support of the CFO, Thrivent transferred their interest in portions of certain investments in WRF with a fair value of approximately $800 million to White Rose CFO 2023, LLC (“Asset HoldCo”), a wholly-owned, bankruptcy-remote subsidiary of Thrivent as underlying collateral for the CFO. These transferred WRF assets had a cost of approximately $739 million and carried an unrealized gain of approximately $61 million when they were transferred to Asset HoldCo. Thrivent then contributed its entire investment in Asset HoldCo to Issuer, with no impact to surplus. Thrivent is the named investment manager for the CFO structure and is entitled to a management fee as outlined in the executed investment management agreement between Asset HoldCo and Thrivent.
In December 2024, Thrivent acquired a multi-tranche debt security issued by CASL, which includes six debt tranches and a residual tranche that are collateralized by student loans. The individual tranches are reported as bonds and the residual tranche is reported as other invested assets in the accompanying Statutory-Basis Statement of Assets. These securities had an aggregate outstanding balance of $2 billion as of December 31, 2025.
In June 2025, Thrivent Bank launched via a merger with Thrivent Federal Credit Union. Thrivent contributed capital of $356 million to launch Thrivent Bank and to fund the Thrivent Federal Credit Union member buyout and is included in the above noted $389 million contribution to Holdings.
In August 2025, Thrivent launched Thrivent Investment Capital Advisors, LLC (“TICA”), a new registered investment advisor and indirect wholly-owned subsidiary of Thrivent. TICA is reported in affiliated common stocks in the accompanying Statutory-Basis Statement of Assets, Liabilities and Surplus and has a fair value of $5 million as of December 31, 2025.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
11. Related Party Transactions, continued

In September 2025, Thrivent entered into an agreement, whereby certain private equity limited partnership interests with a fair value of $1.6 billion were contributed to Trout Holdings GP, LLC. In 2025, Thrivent received $820 million in cash and the agreement allowed for future cash payments on deferred funding dates of 25% or $280 million six months after the closing date. The cash payments subsequent to the closing date are secured by a corresponding interest in the underlying funds of Trout Holdings GP, LLC and these payments are reported in receivables for securities. Thrivent is taking a 30% equity stake in Trout Holdings GP, LLC and is reported in other invested assets and has fair value of $486 million as of December 31, 2025.
In December 2025, Thrivent entered into a Backstop Purchase Agreement, where Thrivent has agreed to provide a guarantee to a third party and CASL to purchase the loans originated and held at the third party should CASL breach their purchase obligation. Thrivent will be providing the guarantee up to the maximum backstop amount of $1 billion, which could create additional future exposure from multiple disbursement loans not fully disbursed by date of purchase. As of December 31, 2025, CASL has not breached their purchase obligation and Thrivent was not required to purchase loans under the terms of the agreement.

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Thrivent Financial for Lutherans and the Contract Owners of Thrivent Variable Insurance Account B
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Thrivent Variable Insurance Account B indicated in Note 1, as of December 31, 2025, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Thrivent Variable Insurance Account B as of December 31, 2025, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Thrivent Financial for Lutherans management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Thrivent Variable Insurance Account B based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Thrivent Variable Insurance Account B in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2025 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 29, 2026
We have served as the auditor of one or more of the subaccounts of Thrivent Variable Insurance Account B since 2014.

THRIVENT VARIABLE INSURANCE ACCOUNT B
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2025
Subaccount	Investments at fair value	Net Assets	Contracts in accumulation period	Accumulation units outstanding	Unit value (accumulation)	Series funds, at cost	Series funds shares owned
Aggressive Allocation	$19,412,533	$19,412,533	$19,412,533	430,846	$45.06	$14,874,883	947,558
All Cap	$812,255	$812,255	$812,255	14,388	$56.45	$524,441	38,797
Conservative Allocation	$2,425,716	$2,425,716	$2,425,716	89,635	$27.06	$2,348,121	302,372
Dynamic Allocation	$1,147,981	$1,147,981	$1,147,981	37,779	$30.39	$1,060,598	70,538
Emerging Markets Equity	$466,413	$466,413	$466,413	22,221	$20.99	$388,988	28,495
ESG Index	$345,982	$345,982	$345,982	14,353	$24.11	$241,030	15,305
Global Stock	$1,143,968	$1,143,968	$1,143,968	28,113	$40.69	$955,658	70,553
Government Bond	$301,072	$301,072	$301,072	18,143	$16.59	$324,645	30,397
Healthcare	$703,497	$703,497	$703,497	15,315	$45.93	$568,338	25,791
High Yield	$18,111,937	$18,111,937	$18,111,937	185,416	$97.69	$21,612,889	4,242,466
Income	$9,245,484	$9,245,484	$9,245,484	126,787	$72.92	$10,002,084	1,025,282
International Equity	$10,601,996	$10,601,996	$10,601,996	540,843	$19.60	$7,599,602	864,530
International Index	$179,823	$179,823	$179,823	9,345	$19.24	$145,348	10,485
Large Cap Growth	$196,555,158	$196,555,158	$196,555,158	383,733	$512.22	$105,847,164	3,144,973
Large Cap Index	$4,441,496	$4,441,496	$4,441,496	65,669	$67.64	$2,384,184	50,592
Large Cap Value	$3,379,960	$3,379,960	$3,379,960	71,517	$47.26	$2,596,152	138,067
Mid Cap Growth	$72,128	$72,128	$72,128	4,641	$15.54	$62,601	4,664
Mid Cap Index	$1,822,106	$1,822,106	$1,822,106	35,102	$51.91	$1,466,575	77,949
Mid Cap Stock	$35,926,012	$35,926,012	$35,926,012	675,506	$53.18	$32,133,637	1,816,913
Mid Cap Value	$230,034	$230,034	$230,034	10,270	$22.40	$207,520	12,187
Moderate Allocation	$38,489,026	$38,489,026	$38,489,026	1,162,781	$33.10	$33,102,248	2,445,704
Moderately Aggressive Allocation	$50,319,301	$50,319,301	$50,319,301	1,317,303	$38.20	$39,992,647	2,778,123
Moderately Conservative Allocation	$6,507,929	$6,507,929	$6,507,929	258,055	$25.22	$6,119,433	481,050
Money Market	$4,106,397	$4,106,397	$4,106,397	1,515,427	$2.71	$4,106,397	4,106,397
Multisector Bond	$516,847	$516,847	$516,847	27,210	$18.99	$543,054	55,826
Real Estate Securities	$485,524	$485,524	$485,524	19,493	$24.91	$447,346	20,356
Short-Term Bond	$1,453,487	$1,453,487	$1,453,487	92,262	$15.75	$1,442,819	146,289
Small Cap Growth	$160,328	$160,328	$160,328	8,397	$19.09	$142,487	9,260
Small Cap Index	$2,242,580	$2,242,580	$2,242,580	48,234	$46.49	$1,900,143	104,089
Small Cap Stock	$2,463,423	$2,463,423	$2,463,423	55,754	$44.18	$2,340,307	130,841
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT B
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2025
Subaccount	Investment Income	Expenses	Net investment income (loss)	Realized and unrealized gain (loss) on investments			Net gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
	Dividends	Mortality & expense risk charges		Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments
Aggressive Allocation	$294,342	$(45,717)	$248,625	$314,801	$1,410,116	$695,343	$2,420,260	$2,668,885
All Cap	$4,789	$(2,076)	$2,713	$51,131	$22,117	$63,519	$136,767	$139,480
Conservative Allocation	$86,318	$(4,963)	$81,355	$256	$—	$104,973	$105,229	$186,584
Dynamic Allocation	$35,748	$(2,710)	$33,038	$1,217	$25,281	$67,643	$94,141	$127,179
Emerging Markets Equity	$6,932	$(1,029)	$5,903	$(514)	$6,354	$102,884	$108,724	$114,627
ESG Index	$2,811	$(761)	$2,050	$692	$—	$47,963	$48,655	$50,705
Global Stock	$16,244	$(2,296)	$13,948	$24,906	$79,691	$58,646	$163,243	$177,191
Government Bond	$10,931	$(699)	$10,232	$(1,281)	$—	$10,086	$8,805	$19,037
Healthcare	$5,060	$(1,703)	$3,357	$9,567	$1,794	$64,764	$76,125	$79,482
High Yield	$1,137,351	$(44,396)	$1,092,955	$(209,064)	$—	$571,767	$362,703	$1,455,658
Income	$418,266	$(22,776)	$395,490	$(53,163)	$—	$335,407	$282,244	$677,734
International Equity	$214,758	$(23,860)	$190,898	$131,309	$—	$2,183,910	$2,315,219	$2,506,117
International Index	$4,204	$(434)	$3,770	$9,137	$—	$30,714	$39,851	$43,621
Large Cap Growth	$739,329	$(454,436)	$284,893	$5,012,559	$14,225,478	$8,956,763	$28,194,800	$28,479,693
Large Cap Index	$41,654	$(10,109)	$31,545	$138,815	$114,311	$382,966	$636,092	$667,637
Large Cap Value	$49,675	$(8,031)	$41,644	$116,913	$378,350	$29,718	$524,981	$566,625
Mid Cap Growth	$—	$(180)	$(180)	$1,728	$—	$151	$1,879	$1,699
Mid Cap Index	$20,360	$(4,292)	$16,068	$15,792	$72,891	$14,145	$102,828	$118,896
Mid Cap Stock	$279,303	$(88,351)	$190,952	$281,053	$3,685,071	$(2,604,091)	$1,362,033	$1,552,985
Mid Cap Value	$2,826	$(572)	$2,254	$3,223	$18,760	$4,484	$26,467	$28,721
Moderate Allocation	$955,201	$(91,884)	$863,317	$378,562	$3,012,114	$400,330	$3,791,006	$4,654,323
Moderately Aggressive Allocation	$908,132	$(118,133)	$789,999	$590,632	$2,883,757	$2,493,808	$5,968,197	$6,758,196
Moderately Conservative Allocation	$229,777	$(15,657)	$214,120	$12,014	$315,278	$162,415	$489,707	$703,827
Money Market	$161,011	$(10,104)	$150,907	$—	$—	$—	$—	$150,907
Multisector Bond	$24,233	$(1,254)	$22,979	$(2,031)	$—	$15,988	$13,957	$36,936
Real Estate Securities	$11,688	$(1,213)	$10,475	$1,347	$34,465	$(44,292)	$(8,480)	$1,995
Short-Term Bond	$54,591	$(3,250)	$51,341	$1,699	$—	$17,806	$19,505	$70,846
Small Cap Growth	$—	$(426)	$(426)	$6,316	$—	$(5,078)	$1,238	$812
Small Cap Index	$27,270	$(5,288)	$21,982	$10,552	$90,636	$(8,270)	$92,918	$114,900
Small Cap Stock	$15,173	$(6,336)	$8,837	$8,061	$145,088	$(115,577)	$37,572	$46,409
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT B
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2025
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions				Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Cost of insurance and administrative charges	Transfers between subaccounts
Aggressive Allocation	$248,625	$1,724,917	$695,343	$2,668,885	$289,880	$(853,959)	$(363,152)	$(201,447)	$(1,128,678)	$1,540,207	$17,872,326	$19,412,533
All Cap	$2,713	$73,248	$63,519	$139,480	$9,231	$(42,662)	$(10,910)	$(71,891)	$(116,232)	$23,248	$789,007	$812,255
Conservative Allocation	$81,355	$256	$104,973	$186,584	$47,963	$(6,764)	$(50,461)	$436,339	$427,077	$613,661	$1,812,055	$2,425,716
Dynamic Allocation	$33,038	$26,498	$67,643	$127,179	$11,028	$388	$(24,731)	$—	$(13,315)	$113,864	$1,034,117	$1,147,981
Emerging Markets Equity	$5,903	$5,840	$102,884	$114,627	$4,594	$(7,732)	$(8,129)	$(28,823)	$(40,090)	$74,537	$391,876	$466,413
ESG Index	$2,050	$692	$47,963	$50,705	$4,115	$5,865	$(3,266)	$5,179	$11,893	$62,598	$283,384	$345,982
Global Stock	$13,948	$104,597	$58,646	$177,191	$16,431	$(56,301)	$(18,807)	$179,093	$120,416	$297,607	$846,361	$1,143,968
Government Bond	$10,232	$(1,281)	$10,086	$19,037	$17,727	$(1,382)	$(14,344)	$34,456	$36,457	$55,494	$245,578	$301,072
Healthcare	$3,357	$11,361	$64,764	$79,482	$19,255	$(97,013)	$(10,964)	$6,597	$(82,125)	$(2,643)	$706,140	$703,497
High Yield	$1,092,955	$(209,064)	$571,767	$1,455,658	$508,667	$(707,863)	$(393,828)	$(59,840)	$(652,864)	$802,794	$17,309,143	$18,111,937
Income	$395,490	$(53,163)	$335,407	$677,734	$316,743	$(389,104)	$(252,954)	$179,658	$(145,657)	$532,077	$8,713,407	$9,245,484
International Equity	$190,898	$131,309	$2,183,910	$2,506,117	$429,286	$(396,010)	$(220,376)	$56,053	$(131,047)	$2,375,070	$8,226,926	$10,601,996
International Index	$3,770	$9,137	$30,714	$43,621	$2,991	$(6,886)	$(5,365)	$15,121	$5,861	$49,482	$130,341	$179,823
Large Cap Growth	$284,893	$19,238,037	$8,956,763	$28,479,693	$1,762,875	$(7,690,072)	$(2,608,458)	$(1,591,966)	$(10,127,621)	$18,352,072	$178,203,086	$196,555,158
Large Cap Index	$31,545	$253,126	$382,966	$667,637	$82,259	$(160,429)	$(78,793)	$137,884	$(19,079)	$648,558	$3,792,938	$4,441,496
Large Cap Value	$41,644	$495,263	$29,718	$566,625	$65,648	$(99,922)	$(59,144)	$(223,676)	$(317,094)	$249,531	$3,130,429	$3,379,960
Mid Cap Growth	$(180)	$1,728	$151	$1,699	$8,724	$(9,052)	$(2,522)	$3,000	$150	$1,849	$70,279	$72,128
Mid Cap Index	$16,068	$88,683	$14,145	$118,896	$30,162	$(50,610)	$(32,872)	$86,253	$32,933	$151,829	$1,670,277	$1,822,106
Mid Cap Stock	$190,952	$3,966,124	$(2,604,091)	$1,552,985	$574,370	$(1,336,166)	$(605,764)	$(329,784)	$(1,697,344)	$(144,359)	$36,070,371	$35,926,012
Mid Cap Value	$2,254	$21,983	$4,484	$28,721	$1,073	$513	$(1,886)	$(2,352)	$(2,652)	$26,069	$203,965	$230,034
Moderate Allocation	$863,317	$3,390,676	$400,330	$4,654,323	$1,092,886	$(2,482,308)	$(726,301)	$57,573	$(2,058,150)	$2,596,173	$35,892,853	$38,489,026
Moderately Aggressive Allocation	$789,999	$3,474,389	$2,493,808	$6,758,196	$763,825	$(2,491,385)	$(863,522)	$78,913	$(2,512,169)	$4,246,027	$46,073,274	$50,319,301
Moderately Conservative Allocation	$214,120	$327,292	$162,415	$703,827	$151,838	$(206,592)	$(175,513)	$(27,708)	$(257,975)	$445,852	$6,062,077	$6,507,929
Money Market	$150,907	$—	$—	$150,907	$178,810	$(977,718)	$(268,965)	$1,201,808	$133,935	$284,842	$3,821,555	$4,106,397
Multisector Bond	$22,979	$(2,031)	$15,988	$36,936	$15,423	$(10,082)	$(18,098)	$3,772	$(8,985)	$27,951	$488,896	$516,847
Real Estate Securities	$10,475	$35,812	$(44,292)	$1,995	$5,487	$2,099	$(8,586)	$2,576	$1,576	$3,571	$481,953	$485,524
Short-Term Bond	$51,341	$1,699	$17,806	$70,846	$27,424	$(77,636)	$(36,253)	$251,929	$165,464	$236,310	$1,217,177	$1,453,487
Small Cap Growth	$(426)	$6,316	$(5,078)	$812	$26,546	$(63,969)	$(5,276)	$1,977	$(40,722)	$(39,910)	$200,238	$160,328
Small Cap Index	$21,982	$101,188	$(8,270)	$114,900	$27,015	$(53,342)	$(31,424)	$19,979	$(37,772)	$77,128	$2,165,452	$2,242,580
Small Cap Stock	$8,837	$153,149	$(115,577)	$46,409	$36,021	$(49,168)	$(39,863)	$(220,673)	$(273,683)	$(227,274)	$2,690,697	$2,463,423
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT B
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2024
Subaccount	Increase (decrease) in net assets from operations			Net Change in Net Assets from Operations	Increase (decrease) in net assets from contract related transactions				Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments		Proceeds from units issued	Transfers for contract benefits and terminations	Cost of insurance and administrative charges	Transfers between subaccounts
Aggressive Allocation	$211,558	$839,480	$1,381,821	$2,432,859	$433,674	$(416,452)	$(348,053)	$394,069	$63,238	$2,496,097	$15,376,229	$17,872,326
All Cap	$3,084	$28,132	$95,745	$126,961	$21,478	$(12,510)	$(10,832)	$18,707	$16,843	$143,804	$645,203	$789,007
Conservative Allocation	$81,327	$(4,391)	$44,691	$121,627	$48,990	$(121,134)	$(50,058)	$(6,793)	$(128,995)	$(7,368)	$1,819,423	$1,812,055
Dynamic Allocation	$31,409	$41	$47,753	$79,203	$10,068	$5,349	$(22,241)	$1,200	$(5,624)	$73,579	$960,538	$1,034,117
Emerging Markets Equity	$10,052	$31,111	$(6,356)	$34,807	$5,935	$(18,056)	$(7,798)	$(21,616)	$(41,535)	$(6,728)	$398,604	$391,876
ESG Index	$1,933	$2,869	$40,233	$45,035	$6,113	$(11,383)	$(3,036)	$67,884	$59,578	$104,613	$178,771	$283,384
Global Stock	$11,987	$27,159	$60,067	$99,213	$16,513	$(11,578)	$(17,386)	$107,013	$94,562	$193,775	$652,586	$846,361
Government Bond	$10,872	$(14,312)	$8,056	$4,616	$19,962	$(113,034)	$(13,902)	$687	$(106,287)	$(101,671)	$347,249	$245,578
Healthcare	$4,533	$70,429	$(71,129)	$3,833	$15,310	$(106,159)	$(12,929)	$(52,986)	$(156,764)	$(152,931)	$859,071	$706,140
High Yield	$1,050,119	$(271,839)	$341,482	$1,119,762	$505,867	$(828,812)	$(395,754)	$(46,803)	$(765,502)	$354,260	$16,954,883	$17,309,143
Income	$366,310	$(63,494)	$(43,647)	$259,169	$313,877	$(450,973)	$(256,521)	$38,936	$(354,681)	$(95,512)	$8,808,919	$8,713,407
International Equity	$238,799	$71,504	$28,808	$339,111	$315,431	$(310,553)	$(201,623)	$(126,114)	$(322,859)	$16,252	$8,210,674	$8,226,926
International Index	$4,115	$4,810	$(1,801)	$7,124	$3,809	$(47,220)	$(4,634)	$16,453	$(31,592)	$(24,468)	$154,809	$130,341
Large Cap Growth	$294,410	$16,241,296	$26,636,623	$43,172,329	$1,776,189	$(8,723,231)	$(2,548,188)	$(1,702,495)	$(11,197,725)	$31,974,604	$146,228,482	$178,203,086
Large Cap Index	$33,146	$179,029	$539,357	$751,532	$93,733	$(207,194)	$(66,594)	$98,453	$(81,602)	$669,930	$3,123,008	$3,792,938
Large Cap Value	$40,586	$122,056	$198,284	$360,926	$53,915	$(67,373)	$(56,011)	$42,943	$(26,526)	$334,400	$2,796,029	$3,130,429
Mid Cap Growth	$(238)	$23,914	$(8,235)	$15,441	$8,791	$(170,037)	$(3,788)	$5,944	$(159,090)	$(143,649)	$213,928	$70,279
Mid Cap Index	$17,492	$54,517	$127,962	$199,971	$45,545	$(133,599)	$(30,340)	$33,264	$(85,130)	$114,841	$1,555,436	$1,670,277
Mid Cap Stock	$100,289	$751,991	$2,547,534	$3,399,814	$551,118	$(1,322,146)	$(631,732)	$(286,134)	$(1,688,894)	$1,710,920	$34,359,451	$36,070,371
Mid Cap Value	$1,952	$3,177	$10,344	$15,473	$3,386	$(2,784)	$(1,811)	$62,390	$61,181	$76,654	$127,311	$203,965
Moderate Allocation	$720,098	$1,558,067	$1,809,826	$4,087,991	$655,223	$(1,019,320)	$(714,922)	$563,192	$(515,827)	$3,572,164	$32,320,689	$35,892,853
Moderately Aggressive Allocation	$722,471	$2,081,488	$2,956,324	$5,760,283	$1,078,196	$(2,190,645)	$(910,561)	$118,867	$(1,904,143)	$3,856,140	$42,217,134	$46,073,274
Moderately Conservative Allocation	$176,378	$64,504	$215,293	$456,175	$165,742	$(128,434)	$(185,600)	$271,719	$123,427	$579,602	$5,482,475	$6,062,077
Money Market	$187,180	$—	$—	$187,180	$329,579	$(969,212)	$(256,570)	$404,291	$(491,912)	$(304,732)	$4,126,287	$3,821,555
Multisector Bond	$24,662	$(11,876)	$15,081	$27,867	$14,510	$(109,369)	$(19,659)	$25,799	$(88,719)	$(60,852)	$549,748	$488,896
Real Estate Securities	$11,525	$30,749	$(27,916)	$14,358	$5,837	$(35,128)	$(8,773)	$(2,121)	$(40,185)	$(25,827)	$507,780	$481,953
Short-Term Bond	$44,591	$(802)	$20,778	$64,567	$28,456	$(65,194)	$(40,247)	$1,375	$(75,610)	$(11,043)	$1,228,220	$1,217,177
Small Cap Growth	$(568)	$18,263	$11,642	$29,337	$19,848	$(200,894)	$(6,217)	$(5,261)	$(192,524)	$(163,187)	$363,425	$200,238
Small Cap Index	$23,417	$22,472	$118,840	$164,729	$36,959	$(125,713)	$(31,026)	$4,258	$(115,522)	$49,207	$2,116,245	$2,165,452
Small Cap Stock	$9,732	$15,595	$243,032	$268,359	$51,644	$(109,576)	$(38,608)	$104,856	$8,316	$276,675	$2,414,022	$2,690,697
The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2025
(1) ORGANIZATION
The Thrivent Variable Insurance Account B (the Variable Account) is registered as a unit investment trust under the Investment Company Act of 1940, and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account contains 30 subaccounts each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as provided below. For each subaccount, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2025, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period.
Subaccount	Series
Aggressive Allocation	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
All Cap	Thrivent Series Fund, Inc. — All Cap Portfolio
Conservative Allocation	Thrivent Series Fund, Inc. — Conservative Allocation Portfolio
Dynamic Allocation	Thrivent Series Fund, Inc. — Dynamic Allocation Portfolio
Emerging Markets Equity	Thrivent Series Fund, Inc. — Emerging Markets Equity Portfolio
ESG Index	Thrivent Series Fund, Inc. — ESG Index Portfolio
Global Stock	Thrivent Series Fund, Inc. — Global Stock Portfolio
Government Bond	Thrivent Series Fund, Inc. — Government Bond Portfolio
Healthcare	Thrivent Series Fund, Inc. — Healthcare Portfolio
High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
Income	Thrivent Series Fund, Inc. — Income Portfolio
International Equity	Thrivent Series Fund, Inc. — International Equity Portfolio
International Index	Thrivent Series Fund, Inc. — International Index Portfolio
Large Cap Growth	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
Mid Cap Growth	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Mid Cap Value	Thrivent Series Fund, Inc. — Mid Cap Value Portfolio
Moderate Allocation	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
Moderately Aggressive Allocation	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
Moderately Conservative Allocation	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio
Multisector Bond	Thrivent Series Fund, Inc. — Multisector Bond Portfolio
Real Estate Securities	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Short-Term Bond	Thrivent Series Fund, Inc. — Short-Term Bond Portfolio
Small Cap Growth	Thrivent Series Fund, Inc. — Small Cap Growth Portfolio
Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio
The Funds are registered under the Investment Company Act of 1940 as open-end investment companies. The Funds are managed by Thrivent Investment Management, Inc. which is an affiliate of Thrivent Financial.

THRIVENT VARIABLE INSURANCE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)
(1) ORGANIZATION - continued

The Variable Account is used to fund flexible premium variable life (Variable Universal Life) insurance contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the insurance operations of Thrivent Financial.
(2) SIGNIFICANT ACCOUNTING POLICIES
The Variable Account applies the accounting and reporting guidance for investment companies as outlined in Accounting Standards Codification (ASC) 946.
Segment Reporting
The subaccounts' operations constitute a single segment and therefore the single reportable segment of the Variable Account. The chief operating decision maker (“CODM”), Vice President — Solutions Pricing & Development, manages the business activities of the subaccounts and utilizes the net assets metric to allocate resources and assess performance of the subaccounts. The accounting policies used to measure the net assets of the subaccounts are the same as those described in Note 2.
Valuation of Investments
The investments in shares of the Funds are stated at fair value which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the subaccount on the ex-dividend date. Series Fund shares owned represent the number of shares of the Fund owned by the subaccount.
Federal Income Taxes
Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial's tax status change.
Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Fair Value of Financial Instruments
In estimating the fair values for financial instruments carried at fair value, the significance of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments must be classified into one of three categories based on that evaluation:

THRIVENT VARIABLE INSURANCE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)
(2) SIGNIFICANT ACCOUNTING POLICIES - continued

Level 1:
Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:
Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:
Fair value based on significant value driver inputs that are not observable.
The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy.
Subsequent Events
Management has evaluated Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account's financial statements.
(3) EXPENSE CHARGES AND OTHER TRANSACTIONS WITH AFFILIATES
Amounts are paid to Thrivent Financial for mortality and expense risks assumed in connection with the contracts at a percentage of the subaccounts. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. This charge for mortality and expense risks is guaranteed not to exceed, on an annual basis, 0.75% of the daily value of the subaccount.
Prior to the allocation of premiums to the variable account, Thrivent Financial deducts charges to cover a portion of the sales expenses and taxes incurred by Thrivent Financial. These charges include the percent of premium charge, the premium processing charge and the premium tax charge.
Thrivent Financial charges a basic monthly administrative fee and an initial monthly administrative fee for administrative expenses. The basic monthly administrative fee is charged for the life of the contract. The initial monthly administrative charge applies to the first 180 monthly deductions after issue and the first 180 monthly deductions after an increase in face amount. There are two contract series, Variable Univeral Life 1 (VUL 1) and Variable Univeral Life 2 (VUL 2). Specifically for VUL 1 (Variable Universal Life 1) contracts, the initial monthly administrative charge continues for 120 monthly deductions instead of 180 monthly deductions.
Thrivent Financial assumes responsibility for providing the insurance benefit included in the contract. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount. The cost of insurance charge depends on the attained age, risk classification, gender (in most states) and the current net amount at risk.
Thrivent Financial assesses a transfer fee to each transfer from the subaccounts in excess of the first two transfers made in a contract year. The transfer charge applies to VUL 1 contracts only.
Thrivent Financial, upon lapse, surrender or face amount reduction, will charge a decrease charge to compensate Thrivent Financial for certain selling and administrative expenses. The decrease charge consists of the contingent deferred sales charge and the deferred administrative charge. The decrease charge applies if you surrender the contract or let it lapse, or in part if you request a decrease in the face amount, in each case at any time before 180 monthly deductions (120 monthly deductions for VUL 1 contracts) have been made after

THRIVENT VARIABLE INSURANCE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)
(3) EXPENSE CHARGES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

issuance of a contract or after a requested increase in face amount. The charge that applies will depend on the amount of decrease in face amount, amount of coverage and the amount of years since issuance of a contract or after an increase in face amount. In no event will the surrender charge exceed the maximum allowed by state or federal law.
Thrivent Financial charges an administrative fee for each partial surrender that is taken.
Additionally, during the year ended December 31, 2025, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Thrivent Series Fund.

THRIVENT VARIABLE INSURANCE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)

(4) UNIT ACTIVITY
Transactions in units (including transfers among subaccounts) were as follows:
Subaccount	Units Outstanding at January 1, 2024	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2024	Units Issued	Units Redeemed	Units Outstanding at December 31, 2025
Aggressive Allocation	456,456	36,656		(34,883)	458,229	17,196	(44,579)	430,846
All Cap	16,095	1,324		(961)	16,458	706	(2,776)	14,388
Conservative Allocation	78,984	2,698		(8,098)	73,584	19,994	(3,943)	89,635
Dynamic Allocation	38,453	671		(893)	38,231	795	(1,247)	37,779
Emerging Markets Equity	27,217	1,098		(3,695)	24,620	477	(2,876)	22,221
ESG Index	10,631	4,319		(1,138)	13,812	812	(271)	14,353
Global Stock	22,218	1,278	3,407	(1,836)	25,067	7,733	(4,687)	28,113
Government Bond	22,610	1,737		(8,504)	15,843	3,396	(1,096)	18,143
Healthcare	21,029	519		(4,209)	17,339	730	(2,754)	15,315
High Yield	201,049	9,121		(17,894)	192,276	8,884	(15,744)	185,416
Income	133,843	7,401		(12,603)	128,641	10,314	(12,168)	126,787
International Equity	568,775	30,288		(51,183)	547,880	43,030	(50,067)	540,843
International Index	10,848	1,976		(3,962)	8,862	5,105	(4,622)	9,345
Large Cap Growth	433,882	8,968		(37,005)	405,845	8,140	(30,252)	383,733
Large Cap Index	67,405	5,403		(7,011)	65,797	5,398	(5,526)	65,669
Large Cap Value	79,650	4,078		(4,672)	79,056	5,678	(13,217)	71,517
Mid Cap Growth	15,459	1,381		(12,216)	4,624	767	(750)	4,641
Mid Cap Index	36,332	2,027		(3,941)	34,418	2,717	(2,033)	35,102
Mid Cap Stock	742,411	23,023		(56,903)	708,531	20,071	(53,096)	675,506
Mid Cap Value	6,877	3,773		(583)	10,067	3,004	(2,801)	10,270
Moderate Allocation	1,249,052	62,885		(82,893)	1,229,044	51,009	(117,272)	1,162,781
Moderately Aggressive Allocation	1,449,865	68,690		(129,376)	1,389,179	48,127	(120,003)	1,317,303
Moderately Conservative Allocation	262,938	24,422		(18,581)	268,779	8,457	(19,181)	258,055
Money Market	1,656,610	439,574		(632,302)	1,463,882	664,845	(613,300)	1,515,427
Multisector Bond	32,711	2,533	1,378	(8,912)	27,710	1,283	(1,783)	27,210
Real Estate Securities	21,077	937		(2,582)	19,432	614	(553)	19,493
Short-Term Bond	86,907	2,504		(7,669)	81,742	45,901	(35,381)	92,262
Small Cap Growth	21,386	1,554		(12,283)	10,657	2,019	(4,279)	8,397
Small Cap Index	51,957	2,152		(4,958)	49,151	1,801	(2,718)	48,234
Small Cap Stock	62,025	4,996		(4,789)	62,232	3,021	(9,499)	55,754

THRIVENT VARIABLE INSURANCE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)

(5) PURCHASES AND SALES OF INVESTMENTS
The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2025 were as follows:
Subaccount	Purchases	Sales
Aggressive Allocation	$2,017,297	$1,487,233
All Cap	58,107	149,510
Conservative Allocation	591,367	82,934
Dynamic Allocation	75,747	30,743
Emerging Markets Equity	18,383	46,217
ESG Index	16,915	2,972
Global Stock	366,297	152,242
Government Bond	59,235	12,546
Healthcare	24,032	101,007
High Yield	1,421,837	981,746
Income	832,137	582,303
International Equity	665,339	605,488
International Index	87,732	78,101
Large Cap Growth	15,775,452	11,392,702
Large Cap Index	435,270	308,493
Large Cap Value	634,295	531,395
Mid Cap Growth	11,410	11,440
Mid Cap Index	208,626	86,735
Mid Cap Stock	4,298,988	2,120,308
Mid Cap Value	77,500	59,138
Moderate Allocation	4,955,105	3,137,823
Moderately Aggressive Allocation	4,562,526	3,400,939
Moderately Conservative Allocation	636,967	365,545
Money Market	1,777,048	1,492,206
Multisector Bond	42,795	28,802
Real Estate Securities	56,604	10,088
Short-Term Bond	729,021	512,217
Small Cap Growth	32,701	73,849
Small Cap Index	178,832	103,986
Small Cap Stock	259,776	379,534

THRIVENT VARIABLE INSURANCE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)

(6) FINANCIAL HIGHLIGHTS
A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2025, follows:
Subaccount	2025	2024	2023	2022	2021
Aggressive Allocation
Units	430,846	458,229	456,456	467,774	477,433
Unit value	$45.06	$39.00	$33.69	$28.31	$34.57
Net assets	$19,412,533	$17,872,326	$15,376,229	$13,240,592	$16,505,883
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.25%
Investment income ratio (b)	1.61%	1.50%	1.83%	0.82%	0.80%
Total return (c)	15.52%	15.78%	19.01%	(18.13) %	19.90%
All Cap
Units	14,388	16,458	16,095	16,895	18,298
Unit value	$56.45	$47.94	$40.09	$32.90	$40.33
Net assets	$812,255	$789,007	$645,203	$555,907	$737,972
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.25%
Investment income ratio (b)	0.58%	0.67%	0.96%	0.55%	0.41%
Total return (c)	17.75%	19.60%	21.83%	(18.41) %	23.80%
Conservative Allocation (1)
Units	89,635	73,584	78,984	83,719	81,007
Unit value	$27.06	$24.63	$23.04	$20.95	$23.98
Net assets	$2,425,716	$1,812,055	$1,819,423	$1,754,294	$1,942,226
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.25%
Investment income ratio (b)	4.34%	4.71%	3.83%	2.91%	3.02%
Total return (c)	9.89%	6.90%	9.93%	(12.60) %	6.60%
Dynamic Allocation (1)
Units	37,779	38,231	38,453	40,602	38,365
Unit value	$30.39	$27.05	$24.98	$22.27	$25.89
Net assets	$1,147,981	$1,034,117	$960,538	$904,086	$993,147
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.25%
Investment income ratio (b)	3.30%	3.38%	2.72%	2.09%	2.36%
Total return (c)	12.34%	8.28%	12.18%	(13.98) %	12.16%
Emerging Markets Equity (3)
Units	22,221	24,620	27,217	28,314	28,014
Unit value	$20.99	$15.92	$14.65	$13.45	$18.20
Net assets	$466,413	$391,876	$398,604	$380,921	$509,936
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.25%
Investment income ratio (b)	1.68%	2.68%	3.02%	0.84%	0.17%
Total return (c)	31.87%	8.68%	8.86%	(26.09) %	(4.96) %

THRIVENT VARIABLE INSURANCE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2025	2024	2023	2022	2021
ESG Index
Units	14,353	13,812	10,631	11,816	9,284
Unit value	$24.11	$20.52	$16.82	$13.15	$16.86
Net assets	$345,982	$283,384	$178,771	$155,382	$156,560
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.25%
Investment income ratio (b)	0.92%	1.05%	1.06%	0.56%	0.00%
Total return (c)	17.49%	22.02%	27.87%	(22.02) %	30.46%
Global Stock (2)
Units	28,113	25,067	22,218	24,082	26,966
Unit value	$40.69	$33.76	$29.37	$24.13	$29.85
Net assets	$1,143,968	$846,361	$652,586	$581,070	$804,968
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.25%
Investment income ratio (b)	1.77%	1.86%	1.26%	1.13%	0.89%
Total return (c)	20.51%	14.96%	21.73%	(19.17) %	20.41%
Government Bond
Units	18,143	15,843	22,610	28,631	37,037
Unit value	$16.59	$15.50	$15.36	$14.75	$16.50
Net assets	$301,072	$245,578	$347,249	$422,347	$611,083
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.25%
Investment income ratio (b)	3.91%	4.02%	3.24%	2.15%	1.34%
Total return (c)	7.05%	0.93%	4.11%	(10.59) %	(1.76) %
Healthcare (3)
Units	15,315	17,339	21,029	22,251	21,281
Unit value	$45.93	$40.73	$40.85	$39.32	$41.74
Net assets	$703,497	$706,140	$859,071	$875,003	$888,177
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.25%
Investment income ratio (b)	0.74%	0.77%	0.55%	0.26%	0.27%
Total return (c)	12.79%	(0.31) %	3.89%	(5.78) %	12.49%
High Yield
Units	185,416	192,276	201,049	209,268	220,670
Unit value	$97.69	$90.03	$84.34	$75.60	$84.42
Net assets	$18,111,937	$17,309,143	$16,954,883	$15,819,962	$18,627,267
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.25%
Investment income ratio (b)	6.40%	6.41%	6.03%	5.41%	4.59%
Total return (c)	8.51%	6.75%	11.55%	(10.44) %	4.14%
Income
Units	126,787	128,641	133,843	140,821	149,032
Unit value	$72.92	$67.74	$65.82	$60.37	$71.94
Net assets	$9,245,484	$8,713,407	$8,808,919	$8,501,566	$10,720,503
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.25%
Investment income ratio (b)	4.59%	4.42%	4.15%	3.48%	2.78%
Total return (c)	7.66%	2.92%	9.02%	(16.07) %	(0.72) %

THRIVENT VARIABLE INSURANCE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2025	2024	2023	2022	2021
International Equity (1)
Units	540,843	547,880	568,775	586,066	614,041
Unit value	$19.60	$15.02	$14.44	$12.25	$15.04
Net assets	$10,601,996	$8,226,926	$8,210,674	$7,181,073	$9,237,341
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.25%
Investment income ratio (b)	2.25%	3.07%	2.63%	2.73%	1.56%
Total return (c)	30.55%	4.02%	17.81%	(18.55) %	14.17%
International Index
Units	9,345	8,862	10,848	9,781	7,264
Unit value	$19.24	$14.71	$14.27	$12.15	$14.25
Net assets	$179,823	$130,341	$154,809	$118,830	$103,553
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.25%
Investment income ratio (b)	2.42%	2.86%	2.13%	2.60%	0.23%
Total return (c)	30.83%	3.07%	17.47%	(14.78) %	10.59%
Large Cap Growth
Units	383,733	405,845	433,882	459,180	486,492
Unit value	$512.22	$439.09	$337.03	$229.73	$347.02
Net assets	$196,555,158	$178,203,086	$146,228,482	$105,484,753	$168,821,273
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.25%
Investment income ratio (b)	0.41%	0.43%	0.21%	0.00%	0.13%
Total return (c)	16.65%	30.29%	46.71%	(33.80) %	22.66%
Large Cap Index
Units	65,669	65,797	67,405	68,975	63,767
Unit value	$67.64	$57.65	$46.33	$36.86	$45.23
Net assets	$4,441,496	$3,792,938	$3,123,008	$2,542,488	$2,884,176
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.25%
Investment income ratio (b)	1.03%	1.19%	1.35%	1.21%	1.37%
Total return (c)	17.33%	24.42%	25.69%	(18.50) %	28.09%
Large Cap Value
Units	71,517	79,056	79,650	82,487	75,140
Unit value	$47.26	$39.60	$35.10	$31.18	$32.79
Net assets	$3,379,960	$3,130,429	$2,796,029	$2,571,891	$2,463,870
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.25%
Investment income ratio (b)	1.55%	1.58%	1.75%	1.29%	1.20%
Total return (c)	19.35%	12.80%	12.59%	(4.91) %	31.72%
Mid Cap Growth
Units	4,641	4,624	15,459	15,512	15,660
Unit value	$15.54	$15.20	$13.84	$11.84	$16.61
Net assets	$72,128	$70,279	$213,928	$183,736	$260,161
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.25%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (c)	2.25%	9.84%	16.83%	(28.70) %	11.52%

THRIVENT VARIABLE INSURANCE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2025	2024	2023	2022	2021
Mid Cap Index
Units	35,102	34,418	36,332	36,131	36,860
Unit value	$51.91	$48.53	$42.81	$36.94	$42.69
Net assets	$1,822,106	$1,670,277	$1,555,436	$1,334,632	$1,573,386
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.25%
Investment income ratio (b)	1.19%	1.31%	1.35%	1.08%	0.95%
Total return (c)	6.96%	13.35%	15.90%	(13.47) %	24.16%
Mid Cap Stock
Units	675,506	708,531	742,411	771,266	826,310
Unit value	$53.18	$50.91	$46.28	$40.63	$49.65
Net assets	$35,926,012	$36,070,371	$34,359,451	$31,336,312	$41,024,609
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.25%
Investment income ratio (b)	0.79%	0.53%	0.42%	0.32%	0.23%
Total return (c)	4.47%	10.00%	13.91%	(18.16) %	28.49%
Mid Cap Value
Units	10,270	10,067	6,877	6,533	1,660
Unit value	$22.40	$20.26	$18.51	$16.38	$17.33
Net assets	$230,034	$203,965	$127,311	$107,010	$28,757
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.25%
Investment income ratio (b)	1.23%	1.31%	0.79%	0.00%	0.61%
Total return (c)	10.55%	9.44%	13.03%	(5.46) %	30.55%
Moderate Allocation
Units	1,162,781	1,229,044	1,249,052	1,267,648	1,314,152
Unit value	$33.10	$29.20	$25.88	$22.33	$26.71
Net assets	$38,489,026	$35,892,853	$32,320,689	$28,303,730	$35,096,249
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.25%
Investment income ratio (b)	2.60%	2.35%	2.56%	1.62%	1.51%
Total return (c)	13.34%	12.86%	15.89%	(16.40) %	12.41%
Moderately Aggressive Allocation
Units	1,317,303	1,389,179	1,449,865	1,435,933	1,414,141
Unit value	$38.20	$33.17	$29.12	$24.82	$30.13
Net assets	$50,319,301	$46,073,274	$42,217,134	$35,643,399	$42,610,111
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.25%
Investment income ratio (b)	1.92%	1.86%	2.52%	1.30%	1.20%
Total return (c)	15.17%	13.90%	17.30%	(17.62) %	16.05%

THRIVENT VARIABLE INSURANCE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2025	2024	2023	2022	2021
Moderately Conservative Allocation
Units	258,055	268,779	262,938	266,831	295,589
Unit value	$25.22	$22.55	$20.85	$18.65	$21.93
Net assets	$6,507,929	$6,062,077	$5,482,475	$4,976,136	$6,481,013
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.25%
Investment income ratio (b)	3.67%	3.27%	2.96%	2.21%	1.87%
Total return (c)	11.82%	8.17%	11.81%	(14.94) %	6.93%
Money Market
Units	1,515,427	1,463,882	1,656,610	1,702,950	1,705,360
Unit value	$2.71	$2.61	$2.49	$2.38	$2.35
Net assets	$4,106,397	$3,821,555	$4,126,287	$4,054,429	$4,015,512
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.25%
Investment income ratio (b)	3.98%	4.97%	4.78%	1.35%	0.00%
Total return (c)	3.80%	4.81%	4.62%	1.11%	(0.25) %
Multisector Bond (1,2)
Units	27,210	27,710	32,711	33,816	40,671
Unit value	$18.99	$17.64	$16.81	$15.47	$17.32
Net assets	$516,847	$488,896	$549,748	$523,014	$704,554
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.25%
Investment income ratio (b)	4.83%	4.90%	4.91%	4.03%	3.00%
Total return (c)	7.66%	4.98%	8.66%	(10.72) %	1.54%
Real Estate Securities
Units	19,493	19,432	21,077	22,145	23,910
Unit value	$24.91	$24.80	$24.09	$21.93	$29.55
Net assets	$485,524	$481,953	$507,780	$485,598	$706,491
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.25%
Investment income ratio (b)	2.41%	2.55%	2.13%	1.13%	1.36%
Total return (c)	0.42%	2.95%	9.87%	(25.79) %	41.76%
Short-Term Bond (1)
Units	92,262	81,742	86,907	98,753	112,012
Unit value	$15.75	$14.89	$14.13	$13.32	$13.93
Net assets	$1,453,487	$1,217,177	$1,228,220	$1,315,200	$1,560,891
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.25%
Investment income ratio (b)	4.20%	3.88%	3.20%	2.07%	1.55%
Total return (c)	5.80%	5.36%	6.12%	(4.43) %	0.02%

THRIVENT VARIABLE INSURANCE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2025	2024	2023	2022	2021
Small Cap Growth
Units	8,397	10,657	21,386	22,473	23,841
Unit value	$19.09	$18.79	$16.99	$15.51	$20.17
Net assets	$160,328	$200,238	$363,425	$348,499	$480,797
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.25%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (c)	1.62%	10.56%	9.59%	(23.10) %	11.66%
Small Cap Index
Units	48,234	49,151	51,957	51,219	48,998
Unit value	$46.49	$44.06	$40.73	$35.26	$42.24
Net assets	$2,242,580	$2,165,452	$2,116,245	$1,806,143	$2,069,443
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.25%
Investment income ratio (b)	1.29%	1.34%	1.17%	1.13%	0.82%
Total return (c)	5.53%	8.17%	15.51%	(16.51) %	26.19%
Small Cap Stock
Units	55,754	62,232	62,025	56,274	53,168
Unit value	$44.18	$43.24	$38.92	$34.64	$38.79
Net assets	$2,463,423	$2,690,697	$2,414,022	$1,949,559	$2,062,305
Ratio of expenses to net assets (a)	0.25%	0.25%	0.25%	0.25%	0.25%
Investment income ratio (b)	0.60%	0.63%	0.62%	0.33%	0.76%
Total return (c)	2.19%	11.09%	12.34%	(10.68) %	24.45%

(a)
These amounts represent the annualized contract expenses of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(b)
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
(c)
These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.
(1)
The following name changes were effective April 30, 2025:

Conservative Allocation was formerly known as Diversified Income Plus.

Dynamic Allocation was formerly known as Balanced Income Plus.

International Equity was formerly known as International Allocation.

Multisector Bond was formerly known as Opportunity Income Plus.

Short-Term Bond was formerly known as Limited Maturity Bond.
(2)
The following mergers were effective July 26, 2024:

Low Volatility Equity merged into Global Stock.

Multidimensional Income merged into Opportunity Income Plus.
(3)
The following name changes were effective April 30, 2023:

Emerging Markets Equity was formerly known as Partner Emerging Markets Equity.

THRIVENT VARIABLE INSURANCE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)
(6) FINANCIAL HIGHLIGHTS - continued

Healthcare was formerly known as Partner Healthcare.
(7) SUBACCOUNT MERGERS
A Special Meeting of shareholders of the Thrivent Low Volatillity Equity and Thrivent Multidimensional Income (the “Target Portfolios”) which is a separate series of Thrivent Series Fund, Inc. (“the Fund”), was held on June 27, 2024. The Contractholders of each Subaccount voted in favor of merging the Target Portfolios into the Portfolios shown below (“the Acquiring Portfolios”) effective July 26, 2024.
	The Target Portfolio	The Acquiring Portfolio
Merger 1	Thrivent Low Volatility Equity	Thrivent Global Stock
Merger 2	Thrivent Multidimensional Income	Thrivent Opportunity Income Plus
The merger was accomplished by tax free exchanges as detailed below:
Merger 1	Net Assets as of July 26, 2024	Shares as of July 26, 2024
Acquiring Portfolio	$681,983	47,851
Target Portfolio	$109,141	8,967
After Acquisition	$791,124	56,818

Merger 2	Net Assets as of July 26, 2024	Shares as of July 26, 2024
Acquiring Portfolio	$542,350	60,377
Target Portfolio	$23,764	2,643
After Acquisition	$566,114	63,020
The target portfolios had the following unrealized appreciation/depreciation, accumulated net realized gains/losses and net investment income as of July 25, 2024.
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Low Volatility Equity	$(9,883)	$4,208	$14,775
Thrivent Multidimensional Income	$655	$1,931	$(1,751)
Assuming the acquisition had been completed on January 1, 2024 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio's unaudited pro forma results of operations for the year ended December 31, 2024, would have been as follows:
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Global Stock	$50,183	$16,195	$41,935
Thrivent Opportunity Income Plus	$15,736	$26,592	$(13,628)
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Acquiring Portfolio's statement of operations since July 26, 2024.

THRIVENT VARIABLE INSURANCE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS (continued)
(7) SUBACCOUNT MERGERS - continued

Assuming the acquisition had been completed on January 1, 2023 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio's unaudited pro forma results of operations for the year ended December 31, 2023, would have been as follows:
Portfolio	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Global Stock	$119,038	$7,187	$1,558
Thrivent Opportunity Income Plus	$25,524	$25,952	$(5,406)

PART C. OTHER INFORMATION
Exhibits
Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.
Exhibit	Description	Filed herewith / Incorporated by reference from
(a)(i)	Resolution of Board of Directors of the Depositor authorizing the establishment of the Registrant	Post-Effective Amendment No. 22 to Registration Statement on Form S-6, Registration Statement No. 33-3243, filed on April 29, 1998.
(a)(ii)	Resolution of Board of Directors of the Depositor authorizing Registrant to change its name	Post-Effective Amendment No. 8 to Registration Statement on Form N-6, Registration Statement No. 333-31011, filed on August 29, 2002.
(b)	Custodian Agreements	Not Applicable
(c)(i)	Principal Underwriting Agreement	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on November 27, 2019.
(c)(ii)	Specimen of Distribution Agreement with Registered Representatives	Initial Filing of the registration statement on Form N-4 of Thrivent Variable Annuity Account I, Registration Statement 333-216125, filed on February 17, 2017.
(d)(i)	Form of Contract
Post-Effective Amendment No. 20 to Registration Statement
on Form S-6, Registration Statement No. 33-3243, filed on
February 28, 1997.
Post-Effective Amendment No. 22 to Registration Statement
on Form S-6, Registration Statement No. 33-3243, filed on
April 29, 1998.

(d)(ii)	Available Contract Riders
Post-Effective Amendment No. 20 to Registration Statement
on Form S-6, Registration Statement No. 33-3243, filed on
February 28, 1997.
Post-Effective Amendment No. 22 to Registration Statement
on Form S-6, Registration Statement No. 33-3243, filed on
April 29, 1998.

(d)(iii)	Amendatory Agreement	Post-Effective Amendment No. 36 to Registration Statement on Form N-6, Registration Statement No. 33-3243, filed on April 21, 2009.
(d)(iv)	Contract Endorsement	Initial filing to the Registration Statement on Form N-6 of Thrivent Variable Insurance Account B. Registration Statement 333-232463 filed July 1, 2019.
(e)	Contract Application Form	Post-Effective Amendment No. 22 to Registration Statement on Form S-6, Registration Statement No. 33-3243, filed on April 29, 1998.
(f)	Articles of Incorporation of the Depositor and Bylaws of the Depositor	Filed herewith
(g)(i)	Reinsurance Agreement with Swiss RE – I2107058US-18	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019.
(g)(ii)	Reinsurance Agreement with Swiss RE – Amendment 6 to I94119US-07	Post-Effective Amendment No. 4 to Registration Statement on Form N-6, Registration Statement No. 333-232463, filed on April 16, 2023.

Exhibit	Description	Filed herewith / Incorporated by reference from
(g)(iii)	Reinsurance Agreement with Swiss RE – Amendment 7 to I94119US-07	Post-Effective Amendment No. 4 to Registration Statement on Form N-6, Registration Statement No. 333-232463, filed on April 16, 2023.
(g)(iv)	Coinsurance Agreement with SCOR Global Life - 6950-05	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019.
(g)(v)	Coinsurance Agreement with SCOR Global Life - Amendment 1 to 6950-05	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019.
(g)(vi)	Coinsurance Agreement with SCOR Global Life - Amendment 2 to 6950-05	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019.
(g)(vii)	Coinsurance Agreement with SCOR Global Life - 201711.1	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019.
(g)(viii)	Coinsurance Agreement with SCOR Global Life - Amendment 1 to 201711.1	Pre-Effective Amendment No. 1 to the registration statement on Form N-6 of Thrivent Variable Life Account 1, Registration Statement No. 333-233397, filed on November 27, 2019.
(g)(ix)	Coinsurance Agreement with SCOR Global Life – Amendment to 201711.1	Post-Effective Amendment No. 6 to Registration Statement on Form N-6, of Thrivent Variable Insurance Account B, Registration Statement No. 333-232463, filed on April 25, 2025.
(g)(x)	Coinsurance Termination with SCOR Global Life – Amendment to 201711.1	Post-Effective Amendment No. 6 to Registration Statement on Form N-6, of Thrivent Variable Insurance Account B, Registration Statement No. 333-232463, filed on April 25, 2025.
(g)(xi)	Reinsurance Agreement with RGA Reinsurance - 1582-00-00	Pre-Effective Amendment No. 1 to the registration statement on Form N-6, of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on November 27, 2019.
(g)(xii)	Reinsurance Agreement with RGA Reinsurance - 1582-00-01	Pre-Effective Amendment No. 1 to the registration statement on Form N-6, of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on November 27, 2019.
(g)(xiii)	Reinsurance Agreement with RGA Reinsurance – Amendment 15852- 00-06	Post-Effective Amendment No. 6 to Registration Statement on Form N-6, of Thrivent Variable Insurance Account B, Registration Statement No. 333-232463, filed on April 25, 2025.
(g)(xiv)	Reinsurance Agreement with RGA Reinsurance - 1582-01-00	Pre-Effective Amendment No. 1 to the registration statement on Form N-6, of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on November 27, 2019.
(g)(xv)	Reinsurance Agreement with RGA Reinsurance – Amendment 15852- 01-04	Post-Effective Amendment No. 6 to Registration Statement on Form N-6, of Thrivent Variable Insurance Account B, Registration Statement No. 333-232463, filed on April 25, 2025.
(g)(xvi)	Reinsurance Agreement with RGA Reinsurance – Amendment 15852- 01-01	Post-Effective Amendment No. 4 to Registration Statement on Form N-6, of Thrivent Variable Insurance Account B, Registration Statement No. 333-232463, filed on April 16, 2023.
(g)(xvii)	Reinsurance Agreement with RGA Reinsurance – Amendment 15852- 01-03	Post-Effective Amendment No. 4 to Registration Statement on Form N-6, of Thrivent Variable Insurance Account B, Registration Statement No. 333-232463, filed on April 16, 2023.

Exhibit	Description	Filed herewith / Incorporated by reference from
(g)(xviii)	Reinsurance Agreement with RGA Reinsurance- Amendment TLIC Dissolution	Post-Effective Amendment No. 4 to Registration Statement on Form N-6, of Thrivent Variable Insurance Account B, Registration Statement No. 333-232463, filed on April 16, 2023.
(g)(xix)	Reinsurance Agreement with RGA Reinsurance – Amendment 3453- 00-13	Post-Effective Amendment No. 4 to Registration Statement on Form N-6, of Thrivent Variable Insurance Account B,Registration Statement No. 333-232463, filed on April 16, 2023.
(g)(xx)	Reinsurance Agreement with RGA Reinsurance – Amendment 3453- 00-15	Post-Effective Amendment No. 4 to Registration Statement on Form N-6, of Thrivent Variable Insurance Account B, Registration Statement No. 333-232463, filed on April 16, 2023.
(g)(xxi)	Reinsurance Agreement Amendment with RGA Claims Document Reduction	Post-Effective Amendment No. 10 to the registration statement on Form N-6, of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on April 26, 2024.
(g)(xxii)	Reinsurance Agreement Amendment with RGA Express Claims Program	Post-Effective Amendment No. 10 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on April 26, 2024.
(g)(xxiii)	Reinsurance Agreement Amendment with Gen Re Express Claims Program	Post-Effective Amendment No. 10 to the registration statement on Form N-6 of Thrivent Variable Life Account I, Registration Statement No. 333-233397, filed on April 26, 2024.
(g)(xxiv)	Reinsurance Agreement with Munich American Reinsurance – 100176	Filed herewith
(g)(xxv)	Reinsurance Agreement with Optimum Re Insurance – 2596-24AY05	Filed herewith
(g)(xxvi)	Reinsurance Agreement with RGA Reinsurance – 18408	Filed herewith
(g)(xxvii)	Reinsurance Agreement with Swiss Re life & Health American 125268954US-24	Filed herewith
(h)	Participation Agreement between Depositor and Thrivent Series Fund, Inc., Dated December 15, 2003	Post-Effective Amendment No. 31 to Registration Statement on Form N-6, Registration Statement No. 33-3243, filed on April 19, 2004.
(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts	Not Applicable
(k)	Opinion and Consent of Counsel	Filed herewith
(l)	Actuarial Opinion	Not Applicable
(m)	Calculation	Not Applicable
(n)	Consent of Independent Registered Public Accounting Firm	Filed herewith
(o)	Omitted Financial Statements	Not Applicable
(p)	Initial Capital Agreements	Not Applicable
(q)	Redeemability Exemption	Not Applicable
(r)	Form of Initial Summary Prospectus	Not Applicable
(s)	Power of Attorney for John C. Rademacher	Filed herewith

Directors and Officers of the Insurance Company
The directors, executive officers and, to the extent responsible for variable insurance operations, other officers of the Insurance Company, are listed below, unless otherwise indicated, their principal address is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Positions and Offices with Insurance Company
Deborah M. Ackerman	Director
Morotoluwa Adebiyi	Vice President and Chief Compliance Officer
N. Cornell Boggs III	Director
Kenneth A. Carow	Director
Bradford N. Creswell	Director
Lynn Crump-Caine	Chair of the Board of Directors
Eric J. Draut	Director
Paul R. Johnston	Executive Vice President, Chief Legal Officer, General Counsel & Secretary
Jill B. Louis	Director
Kathryn V. Marinello	Director
Brian J. McGrane	Director
Nichole B. Pechet	Director
John C. Rademacher	Director
Teresa J. Rasmussen	President, Chief Executive Officer, and Director
Angela S. Rieger	Director
David S. Royal	Executive Vice President, Chief Financial & Investment Officer
Persons Controlled by or Under Common Control with the Insurance Company or the Registered Separate Account
Registered Separate Account is a separate account of the Insurance Company. The Insurance Company is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.
The following list shows the persons directly or indirectly controlled by Thrivent. Financial statements of Thrivent will be presented on a consolidated basis.
Thrivent Entities	Primary Business	State of Organization
Thrivent	Fraternal benefit society offering financial services and products	Wisconsin
Thrivent Financial Holdings, Inc.[1]	Holding company with no independent operations	Delaware
North Meadows Investment Ltd.[2]	Real estate development and investment corporation	Wisconsin
Thrivent Advisor Network, LLC[2]	Investment adviser	Delaware
Thrivent Asset Management, LLC[2]	Investment adviser	Delaware
Thrivent Bank[2]	Industrial bank	Utah
Thrivent Distributors, LLC[2]	Limited purpose broker-dealer	Delaware
Thrivent Financial Investor Services Inc.[2]	Transfer agent	Pennsylvania
Thrivent Insurance Agency Inc.[2]	Life and health insurance agency	Minnesota
Newman Financial Services, LLC[3]	Long-term care insurance agency	Minnesota
Thrivent Investment Capital Advisors, LLC[2]	Investment adviser	Delaware
Thrivent Investment Management Inc.[2]	Broker-dealer and investment adviser	Delaware
Thrivent Trust Company[2]	Federally chartered limited purpose trust bank	Federal Charter

Thrivent Entities	Primary Business	State of Organization
Gold Ring Holdings, LLC[1]	Holding vehicle	Delaware
Thrivent Education Funding, LLC[1]	Special purpose entity	Delaware
White Rose CFO 2023 Holdings, LLC[1]	Special purpose entity	Delaware
White Rose CFO 2023, LLC[4]	Special purpose entity	Delaware
BADGER FBN 2025 HOLDINGS, LLC[1]	Special purpose entity	Delaware
BADGER FBN 2025, LLC[5]	Special purpose entity	Delaware
Trout Holdings GP, LLC[1]	General partner	Delaware
Trout Holdings, L.P.[1]	Private equity fund	Delaware
Blue Rock Holdco LLC[2]	Holding vehicle	Delaware
Castle Lending Enterprises, LLC[6]	Special purpose entity	Delaware
College Avenue Student Loans, LLC[7]	Special purpose entity	Delaware
College Ave Student Loan Servicing LLC[8]	Special purpose entity	Delaware
TLC 193 LLC[9]	Special purpose entity	Delaware
Museum Finance, LLC[9]	Special purpose entity	Delaware
College Ave Administrator LLC[8]	Special purpose entity	Delaware
College Ave Depositor, LLC[8]	Special purpose entity	Delaware
College Ave Residual Holdings, LLC[8]	Special purpose entity	Delaware
College Ave Holdings 2019-A, LLC[8]	Special purpose entity	Delaware
Thrivent White Rose GP II, LLC[10]	General partner	Delaware
Thrivent White Rose Fund II Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP III, LLC[10]	General partner	Delaware
Thrivent White Rose Fund III Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP IV, LLC[10]	General partner	Delaware
Thrivent White Rose Fund IV Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP V, LLC[10]	General partner	Delaware
Thrivent White Rose Fund V Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP VI, LLC[10]	General partner	Delaware
Thrivent White Rose Fund VI Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP VII, LLC[10]	General partner	Delaware
Thrivent White Rose Fund VII Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Fund VII Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP VIII, LLC[10]	General partner	Delaware
Thrivent White Rose Fund VIII Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP IX, LLC[10]	General partner	Delaware
Thrivent White Rose Fund IX Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Fund IX Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP X, LLC[10]	General partner	Delaware
Thrivent White Rose Fund X Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Fund X Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP XI, LLC[9]	General partner	Delaware
Thrivent White Rose Fund XI Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Fund XI Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP XII, LLC[10]	General partner	Delaware
Thrivent White Rose Fund XII Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Fund XII Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP XIII, LLC[10]	General partner	Delaware
Thrivent White Rose Fund XIII Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Fund XIII Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP XIV, LLC[10]	General partner	Delaware
Thrivent White Rose Fund XIV Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Fund XIV Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose GP XV Fund of Funds, LLC[10]	General partner	Delaware
Thrivent White Rose Fund XV Fund of Funds, L.P.[11]	Private equity fund	Delaware

Thrivent Entities	Primary Business	State of Organization
Thrivent White Rose Feeder XV Fund of Funds, LLC[12]	Private equity fund	Delaware
Thrivent White Rose GP XV Equity Direct, LLC[10]	General partner	Delaware
Thrivent White Rose Fund XV Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Feeder XV Equity Direct, LLC[12]	Private equity fund	Delaware
Thrivent White Rose GP XVI Fund of Funds, LLC[10]	General partner	Delaware
Thrivent White Rose Fund XVI Fund of Funds, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Feeder XVI Fund of Funds, LLC[12]	Private equity fund	Delaware
Thrivent White Rose GP XVI Equity Direct, LLC[10]	General partner	Delaware
Thrivent White Rose Fund XVI Equity Direct, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Feeder XVI Equity Direct, LLC[12]	Private equity fund	Delaware
Thrivent White Rose Opportunity Fund GP, LLC[1]	General partner	Delaware
Thrivent White Rose Opportunity Fund, LP1	Investment subsidiary	Delaware
Thrivent White Rose Real Estate GP, LLC[10]	General partner	Delaware
Thrivent White Rose Real Estate Fund I Fund of Funds, L.P.[11]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP II, LLC[10]	General partner	Delaware
Thrivent White Rose Real Estate Fund II, L.P.[11]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP III, LLC[10]	General partner	Delaware
Thrivent White Rose Real Estate Fund III, L.P.[11]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP IV, LLC[10]	General partner	Delaware
Thrivent White Rose Real Estate Fund IV, L.P.[11]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate Feeder IV, LLC[12]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP V, LLC[10]	General partner	Delaware
Thrivent White Rose Real Estate Fund V, L.P.[11]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate Feeder V, LLC[12]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate GP VI, LLC[10]	General partner	Delaware
Thrivent White Rose Real Estate Fund VI, L.P.[11]	Private equity real estate fund	Delaware
Thrivent White Rose Real Estate Feeder VI, LLC[12]	Private equity real estate fund	Delaware
Thrivent White Rose Endurance GP, LLC[10]	General partner	Delaware
Thrivent White Rose Endurance Fund, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Endurance GP II, LLC[10]	General partner	Delaware
Thrivent White Rose Endurance Fund II, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Endurance GP III, LLC[10]	General partner	Delaware
Thrivent White Rose Endurance Fund III, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Endurance Feeder III, LLC[12]	Private equity fund	Delaware
Thrivent White Rose Endurance GP IV, LLC[10]	General partner	Delaware
Thrivent White Rose Endurance Fund IV, L.P.[11]	Private equity fund	Delaware
Thrivent White Rose Endurance Feeder IV, LLC[12]	Private equity fund	Delaware
Thrivent White Rose Private Credit GP I, LLC[10]	General partner	Delaware
Thrivent White Rose Private Credit Fund I Structured Note LP11	Private credit fund	Delaware
Thrivent White Rose Private Credit Fund I LP11	Private credit fund	Delaware
Twin Bridge Capital Partners, LLC[13]	Investment adviser	Delaware
1
Wholly owned subsidiary of Thrivent.
2
Wholly owned subsidiary of Thrivent Financial Holdings, Inc. Thrivent is the ultimate controlling entity.
3
Wholly owned subsidiary of Thrivent Insurance Agency Inc. Thrivent is the ultimate controlling entity.
4
Wholly owned subsidiary of White Rose CFO 2023 Holdings, LLC. Thrivent is the ultimate controlling entity.
5
Wholly owned subsidiary of BADGER FBN 2025 HOLDINGS, LLC. Thrivent is the ultimate controlling entity.
6
Directly controlled by Blue Rock HoldCo LLC. Thrivent is the ultimate controlling entity.
7
Directly controlled by Castle Lending Enterprises, LLC. Thrivent is the ultimate controlling entity.
8
Directly controlled by College Avenue Student Loans, LLC. Thrivent is the ultimate controlling entity.
9
Directly controlled by College Ave Student Loan Servicing, LLC. Thrivent is the ultimate controlling entity.
10
Directly controlled by Thrivent Investment Capital Advisors, LLC, which is the managing member of the limited liability company. Thrivent owns an interest in the limited liability company and is the ultimate controlling entity.

11
Directly controlled by its general partner. Thrivent is the ultimate controlling entity. The fund is a pooled investment vehicle organized primarily for the purpose of investing assets of Thrivent’s general account.
12
Directly controlled by Thrivent Investment Capital Advisors, LLC, which is the managing member of the limited liability company. The fund is a pooled investment vehicle organized as a feeder fund of the fund. Thrivent is the ultimate controlling entity.
13
Directly controlled by Thrivent. Investment advisory clients include Pacific Street Fund, Twin Bridge Narrow Gate Fund, Twin Bridge Titan Fund, and Twin Bridge Amplify Fund limited partnerships.
The subsidiaries of Thrivent are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.
1.Thrivent Variable Life Account I
2.Thrivent Variable Insurance Account A
3. Thrivent Variable Insurance Account B
4. Thrivent Variable Insurance Account C
5. Thrivent Variable Annuity Account I
6. Thrivent Variable Annuity Account II
7. Thrivent Variable Annuity Account A
8. Thrivent Variable Annuity Account B
9. Thrivent Variable Annuity Account C
Indemnification
Section 33 of the Insurance Company’s Bylaws, Article VIII the Fund’s Articles of Incorporation, Section 4.01 of the Fund’s First Amended and Restated Bylaws, and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by the Insurance Company, the Funds, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Insurance Company, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.
Section 8 of the Participation Agreement between the Insurance Company, the Accounts and the Fund contains a provision in which the Fund and Insurance Company mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
In addition, Section XII of the Investment Advisory Agreement between the Fund and the Insurance Company contain provisions in which the Fund and Insurance Company mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Insurance Company, the Fund, or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, the Insurance Company, the Fund, or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Principal Underwriter
(a) Other activity. Thrivent Investment Management Inc. is the principal underwriter of the Contracts.
(b) Management. The directors and principal officers of Thrivent Investment Management Inc. are set out below. Unless otherwise indicated, the principal business address of each person named below is 600 Portland Avenue S., Suite 100, Minneapolis, MN 55415-4402.
Name and Principal Business Address	Position and Offices with Underwriter
Nicholas M. Cecere	Executive Vice President, Chief Distribution Officer, and Director
Thomas J. Birr 4321 North Ballard Road Appleton WI 54919	Vice President
Arika V. Johnson	Director
David J. Kloster	President and Director
Andrea C. Golis	Chief Compliance Officer
Andrew D. Norgard	Treasurer
Paul R. Johnston	Director
Caleb A. Bousu	Director
Kathleen M. Koelling 4321 North Ballard Road Appleton WI 54919	Vice President, Privacy Officer
Tonia Nicole James Gilchrist	Chief Legal Officer and Secretary
Sharon K. Minta 4321 North Ballard Road Appleton WI 54919	Anti-Money Laundering Officer
Cynthia J. Nigbur	Assistant Secretary
Jessica E. English	Assistant Secretary
Maria E. Sanchez	Assistant Secretary
Mary E. Faulkner 4321 North Ballard Road Appleton WI 54919	Vice President Chief Information Security Officer
(c) Compensation from Registrant. Not Applicable.
Location of Accounts and Records
The accounts and records of Registrant are located at the offices of Depositor at 600 Portland Avenue S., Suite 100, Minneapolis, Minnesota 55415-4402 and 4321 North Ballard Road, Appleton, Wisconsin 54919.
Management Services
Not Applicable.
Fee Representation
Depositor represents that, as to the flexible premium variable life contracts that are the subject of this registration statement, File No. 333-232463, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis, and the State of Minnesota on this 29th day of April, 2026.
Thrivent Variable Insurance Account B (Registrant)

By:	/s/Tonia Nicole James Gilchrist
Vice President and Managing Counsel on behalf of the Registrant

Thrivent Financial for Lutherans (Depositor)
By:	/s/Tonia Nicole James Gilchrist
Vice President and Managing Counsel on behalf of the Depositor
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated below.
Teresa J. Rasmussen*	President, Chief Executive Officer and Director (Principal Executive Officer)

David S. Royal*	Executive Vice President, Chief Financial & Investment Officer
Paul R. Johnston*	Executive Vice President, Chief Legal Officer, General Counsel & Secretary
Deborah M. Ackerman*	Director
N. Cornell Boggs III*	Director
Kenneth A. Carow*	Director
Bradford N. Creswell*	Director
Lynn Crump-Caine*	Chair of the Board of Directors
Eric J. Draut*	Director
Jill B. Louis*	Director
Kathryn V. Marinello*	Director
Brian J. McGrane*	Director
Nichole B. Pechet*	Director
John C. Rademacher*	Director
Angela S. Rieger*	Director
* Tonia Nicole James Gilchrist, by signing her name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.
/s/Tonia Nicole James Gilchrist	April 29, 2026
Tonia Nicole James Gilchrist Attorney-in-Fact	Date

INDEX TO EXHIBITS
The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Part C – Other Information for exhibits not listed below.
Exhibit Number	Name of Exhibit
(f)	Articles of Incorporation of and Bylaws of the Depositor
(g)(xxiv)	Reinsurance Agreement with Munich American Reassurance – 100176
(g)(xxv)	Reinsurance Agreement with Optimum Re Insurance - 2596-24AY05
(g)(xxvi)	Reinsurance Agreement with RGA Reinsurance – 18408
(g)(xxvii)	Reinsurance Agreement with Swiss Re Life & Health America 125268954US-24
(k)	Opinion & Consent of Counsel
(n)	Consent of Independent Registered Public Accounting Firm
(s)	Power of Attorney for John C. Rademacher